VANGUARD
VARIABLE INSURANCE
FUND

Annual Report - September 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.



[PHOTO]                                                        [PHOTO]
John C.  Bogle                                                 John J. Brennan
Chairman                                                             President


   CONTENTS

   A MESSAGE TO OUR SHAREHOLDERS  . . . . . . . . . . . . . . . . . . .     1

   THE MARKETS IN PERSPECTIVE   . . . . . . . . . . . . . . . . . . . .     7

   REPORTS FROM THE ADVISERS  . . . . . . . . . . . . . . . . . . . . .     9

   PORTFOLIO PROFILES   . . . . . . . . . . . . . . . . . . . . . . . .    20

   PERFORMANCE SUMMARIES  . . . . . . . . . . . . . . . . . . . . . . .    31

   FINANCIAL STATEMENTS   . . . . . . . . . . . . . . . . . . . . . . .    40



All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Vanguard Variable Insurance Fund's fiscal year ended September 30, 1997, was a marvelous period to be an investor. U.S. stock markets produced tremendous gains, bonds and international stocks had solid returns, and even money market instruments earned returns well above their long-term average and the inflation rate. All nine of the Fund's Portfolios produced positive returns for the year, and six of the nine outpaced comparable mutual funds.

     The table at right presents the total return (capital change plus reinvested dividends) of each Portfolio for the fiscal year, along with the results of the average comparable mutual fund and an appropriate unmanaged market benchmark. The total return figures reflect the change in net asset value for each Portfolio, adjusted to include the reinvestment of any income or capital gains distributions. Performance Summaries for the Portfolios, including a breakdown of each fiscal year's returns into their income and capital components, are presented on pages 31-39.



-------------------------------------------------------------------------------
                                                                TOTAL RETURNS
                                                              FISCAL YEAR ENDED
                                                             SEPTEMBER 30, 1997
-------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO*                                            + 5.5%
Average Money Market Fund*                                         + 4.9
Salomon Three-Month
   Treasury Index                                                  + 5.2
-------------------------------------------------------------------------------
HIGH-GRADE BOND PORTFOLIO                                          + 9.6%
Average Intermediate-Term
   U.S. Government Fund                                            + 8.2
Lehman Aggregate Bond Index                                        + 9.7
-------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                                          +14.1%
Average High Yield Bond Fund                                       +15.6
Lehman High Yield Bond Index                                       +14.5
-------------------------------------------------------------------------------
BALANCED PORTFOLIO                                                 +27.6%
Average Balanced Fund                                              +24.0
Composite Stock/Bond Index**                                       +30.2
-------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO                                             +40.3%
Average Growth and Income Fund                                     +36.2
-------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                                            +38.1%
Average Equity Income Fund                                         +34.2
-------------------------------------------------------------------------------
GROWTH PORTFOLIO                                                   +28.8%
Average Growth Fund                                                +33.5
-------------------------------------------------------------------------------
S&P 500 Index                                                      +40.4%
-------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                                     +22.2%
Average Small Company Growth Fund                                  +30.4
Russell 2000 Index                                                 +33.2
-------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO                                            +18.6%
Average International Stock Fund                                   +18.4
MSCI EAFE Index                                                    +12.5
-------------------------------------------------------------------------------

* Money market funds do not assure a stable value of $1 per share, and, unlike bank certificates of deposit, are not insured by the Federal Deposit Insurance Corporation.
** 65% S&P 500 Index, 35% Lehman Brothers Long Corporate AA or Better Bond
   Index.


FISCAL 1997 PERFORMANCE OVERVIEW

For the third year in a row, the U.S. stock market shot higher in the twelve months ended September 30, bringing the three-year cumulative return of the Standard & Poor's 500 Composite Stock Price Index to an incredible +119%. Economic conditions remained ideal for equity investors, as business activity continued to expand without engendering increases in inflation or long-term interest rates, and corporate profits continued to burgeon. On balance during the year, the yield on the benchmark 30-year U.S. Treasury bond declined by
0.49 percentage point to 6.43%. On the short-term side, by contrast, rates rose slightly and the yield on the three-month U.S. Treasury bill closed the fiscal year at 5.11%, up 0.08 percentage point from the level on September 30, 1996. The general decline in long-term interest rates raised bond prices, bringing the total return (including interest payments) of the Lehman Brothers Aggregate Bond Index to +9.7%.

     This interest rate environment, along with the splendid economic fundamentals, elevated the already-high spirits of investors so that by year-end stock prices were at or near historic highs in relation to such fundamentals as dividends, earnings, and book values. Most foreign stock markets (Japan and several southeast Asian markets were notable exceptions) also enjoyed strong returns during fiscal 1997, although returns to U.S. investors were diminished by a strengthening of the U.S. dollar versus most other currencies. Equity returns were especially strong in Europe and Latin America.

     The magnitude of the returns earned by each of our Portfolios during the twelve months ended September 30 was determined largely by the type of assets each holds. A summary of the year's results follows.

FIXED-INCOME PORTFOLIOS

The MONEY MARKET PORTFOLIO earned +5.5% in fiscal 1997, comfortably ahead of the +4.9% return earned by the average money market mutual fund. Short-term interest rates remained within a narrow band during fiscal 1997, with the rate on three-month U.S. Treasury bills fluctuating from a low of 4.84% in June to a high of 5.40% in March. There is no secret to our consistent lead over other money market funds: Our main advantage is our lower expense ratio (expenses for the year as a percentage of average net assets). In fiscal 1997, our expense ratio was 0.21% ($2.10 per $1,000 in assets), more than one-half percentage point below the 0.79% expense ratio of the average money market fund.

     Our HIGH-GRADE BOND PORTFOLIO benefited from falling interest rates during the year. Its +9.6% return outpaced the average intermediate-term U.S. government bond fund by 1.4 percentage points and came within a whisker of the +9.7% return on the Lehman Aggregate Bond Index, a good benchmark for the taxable bond market.

     The HIGH YIELD BOND PORTFOLIO reached its first anniversary in June. Its +14.1% return during the fiscal year reflected the strength of the high-yield bond market, which was buoyed not only by falling interest rates but by a general strengthening in the balance sheets of many corporations. The Portfolio's return lagged that of the average competing fund by 1.5 percentage points, largely because we do not hold some of the more speculative bonds in the high-yield arena, which performed quite well in this bullish period. We believe that over time our remarkably low expense ratio (0.31% versus 1.39% for the average high-yield bond fund) will enable us to provide competitive yields and returns without reaching for the additional yield offered by the lowest-grade bonds.

BALANCED PORTFOLIO

In a bullish market for both stocks and bonds, our BALANCED PORTFOLIO earned +27.6%, the highest annual return in its six and one-half years of operation. The Portfolio out-performed the average balanced fund by a comfortable margin of 3.6 percentage points. This excellent absolute return fell short of our unmanaged benchmark--a composite index weighted 65% in the S&P 500 Index and 35% in high-quality, long-term bonds--largely because of the Portfolio's slightly defensive stance. The Portfolio held about 62% of its assets in stocks, 3 percentage points less than our benchmark.

DOMESTIC EQUITY PORTFOLIOS

The EQUITY INDEX PORTFOLIO provided a return of +40.3%, more than 4 percentage points above the typical growth and income fund and just a smidgen below the +40.4% return on its benchmark S&P 500 Index. This close tracking of the Index is a notable achievement because the Index exists only "on paper" and bears none of the operating expenses or transaction costs incurred by actual investment portfolios. Our expense ratio of 0.23% in fiscal 1997 is more than 1 percentage point lower than that of the average growth and income fund, giving the Portfolio a nice head start each year versus competing funds.

     Our EQUITY INCOME PORTFOLIO earned +38.1%, surpassing the average equity income fund by nearly 4 percentage points. We trailed the return of the S&P 500 Index by 2.3 percentage points largely because of our relatively conservative investment strategy, which emphasizes value-oriented, high-yielding stocks. During fiscal 1997, growth stocks in the S&P 500 Index outpaced value stocks--returning +41.5% and +39.2%, respectively--making it difficult for a value-oriented portfolio to beat the Index. The Portfolio's focus on dividend-paying common stocks meant that we were underweighted in technology stocks, many of which pay low or no dividends. Technology stocks--with total returns of nearly +70%--were the best-performing segment of the S&P 500 Index during fiscal 1997.

     Our GROWTH PORTFOLIO, after significantly outperforming its comparative benchmarks in fiscal 1996, lagged both the average growth fund and the S&P 500 Index in fiscal 1997. Even so, our return of +28.8% was very strong on an absolute basis, bringing our cumulative return for the three years ended September 30 to 117%. Most of our shortfall versus the Index in fiscal 1997 was the result of our lagging performance in the high-flying technology sector. Some of the very best-performing technology names were absent from our holdings.

     Our SMALL COMPANY GROWTH PORTFOLIO earned +22.2% in its first full fiscal year of operations, a return that was solid on an absolute basis but paled in relation to returns of +30.4% for the average small-company stock fund and +33.2% for the Russell 2000 Index. Nearly all the shortfall versus the Index was the result of subpar stock selections in two industry sectors--technology and producer durables.

INTERNATIONAL PORTFOLIO

Foreign stock markets for the most part rose nicely during fiscal 1997, although few matched Wall Street's ebullient atmosphere. Our INTERNATIONAL PORTFOLIO earned +18.6%, which outpaced both the +18.4% return for the average international stock fund and the +12.5% return for the Morgan Stanley Capital International Europe, Australasia, Far East Index. The EAFE Index returned +22.3% in local currency terms, but the dollar's rise against most currencies sliced nearly 10 percentage points off the returns received by U.S. investors. European bourses were particularly buoyant, with returns exceeding +40% in local currencies and +35% in dollar terms. Japan's stock market slumped, beset by ongoing doubts about both the nation's economic prospects and the bad-debt problems of the country's banks. However, our adviser's selections of Japanese stocks produced solid gains, enabling the Portfolio to handily beat the EAFE Index. Several smaller Asian markets posted large losses because currency devaluations exacerbated corporate debt problems, while emerging markets in Latin America generally posted strong returns.

LONGER-TERM PERFORMANCE OVERVIEW

The table on the following page presents the lifetime records of all nine Portfolios. With the exceptions of our High Yield Bond and Small Company Growth Portfolios, which have been in operation only 16 months, each of the Portfolios has outperformed its peer group since the Portfolio's inception.

     We are pleased with our record so far. However, we emphasize that the past returns shown in the table on page 4 should not be regarded as guides to our Portfolios' future returns. Since our Portfolios began operations, returns from U.S. stocks and bonds have been above long-term historical norms, which suggests the strong possibility that future returns will be less generous. But short-term movements in the financial markets are highly unpredictable--indeed, we sounded a cautious note about "rougher seas ahead" in our letter to you last year. All we can say with certainty is that returns will fluctuate from year to year.


--------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                                 SINCE INCEPTION THROUGH
                                                   SEPTEMBER 30, 1997
                                         ---------------------------------------
                                                         AVERAGE
                                         VANGUARD      COMPETITIVE
PORTFOLIO (INCEPTION)                      FUND           FUND        DIFFERENCE
--------------------------------------------------------------------------------
Money Market (5/2/91)                     + 4.7%         + 4.2%          +0.5%
High-Grade Bond (4/29/91)                 + 7.9          + 7.0           +0.9
High Yield Bond (6/3/96)                  +14.3          +15.3           -1.0
--------------------------------------------------------------------------------
Balanced (5/23/91)                        +14.8%         +12.7%          +2.1%
--------------------------------------------------------------------------------
Equity Index (4/29/91)                    +18.3%         +16.8%          +1.5%
Equity Income (6/7/93)                    +19.7          +17.5           +2.2
Growth (6/7/93)                           +22.0          +18.9           +3.1
Small Company Growth (6/3/96)             +14.9          +19.4           -4.5
--------------------------------------------------------------------------------
International (6/3/94)                    +13.9%         +10.1%          +3.8%
--------------------------------------------------------------------------------


       Despite the unpredictability of absolute returns, we are confident that our Portfolios can provide strong relative returns over time. In our quest to provide higher long-term returns than our competitors, we are aided by our lower costs, which year in and year out give us an edge over our peers. That "expense advantage"--ranging from nearly 0.6% last year for our Money Market Portfolio to approximately 1.2% for our International Portfolio--is one that we believe will endure and will enhance your long-term returns.

IN SUMMARY

Since its creation in 1991 as a way for investors to accumulate assets in variable annuity or variable life insurance contracts, Vanguard Variable Insurance Fund has met with increasing acceptance and has reached nearly $3 billion in assets. Certainly part of our growth can be credited to the generally favorable market conditions since 1991 (and, indeed, since the early 1980s). However, we also believe that a good portion of our success is due to our strategy of providing a high-quality, clearly defined, and professionally managed set of investment options at the lowest reasonable cost.

     We pledge to adhere to our strategy, just as we advise investors to "stay the course" with a balanced, long-term investment program that suits their financial objectives and circumstances, their time horizons, and their tolerance for the markets' ups and downs. For variable annuity and variable life contract holders, Vanguard Variable Insurance Fund provides a means to personally tailor and adjust such a customized, long-term program.



/s/ JOHN C. BOGLE                                           /s/ JOHN J. BRENNAN

John C. Bogle                                               John J. Brennan
Chairman of the Board                                       President

October 20, 1997

  Special Notice To Shareholders Of The Small Company Growth Portfolio

  The Fund's Board of Trustees has approved a change to the investment advisory agreement between the Small Company Growth Portfolio and its investment adviser, Granahan Investment Management, Inc. Under the current agreement, dated May 1, 1996, Granahan's advisory fees are increased or decreased based upon the Portfolio's investment performance compared with that of the Russell 2000 Index. The revised agreement, which takes effect on January 1, 1998, will adopt a new performance benchmark for determining the incentive/penalty adjustment to Granahan's fees.

  NEW PERFORMANCE BENCHMARK

  The Portfolio's new performance benchmark is the Small Company Growth Fund Stock Index. This index comprises the common stocks held by the 25 largest small-company stock mutual funds (at the end of 1996, this amounted to approximately 1,800 stocks). Morningstar, Inc., an independent consultant, maintains the Small Company Growth Fund Stock Index exclusively for Vanguard.

  WHY CHANGE THE PERFORMANCE BENCHMARK?

  The Portfolio's current performance benchmark--the Russell 2000 Index--includes many value stocks that are inconsistent with the Portfolio's growth-stock orientation. In addition, because it is a market capitalization-weighted index, the Russell 2000 does not reflect the characteristics and performance of the Portfolio's direct competitors--other small-company growth funds. Overall, the Fund's Trustees and officers believe that the Small Company Growth Fund Index is a more appropriate performance benchmark for determining Granahan's incentive/penalty fees.

  NO OTHER SIGNIFICANT CHANGES

  There will be no other significant changes to the terms of the investment advisory agreement. Granahan will continue to manage the investment and reinvestment of the Portfolio's assets, subject to the control of the Fund's officers and Trustees. The Portfolio will continue to pay Granahan a basic advisory fee at the end of each fiscal quarter. On an annualized basis, this fee amounts to 0.15% of the average month-end net assets of the Portfolio for the quarter. As under the current agreement, Granahan's basic advisory fee will be increased or decreased depending on the Portfolio's total return compared with that of a performance benchmark. Although this performance benchmark is changing from the Russell 2000 Index to the Small Company Growth Stock Fund Index, the adjustment schedule remains the same. The new performance benchmark will be phased in over a three-year period beginning January 1, 1998.

  MORE ON GRANAHAN

  Granahan Investment Management, Inc., 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan currently manages about $1.5 billion in assets, including approximately $1.3 billion in assets for Vanguard Explorer Fund, another small-company stock fund.

                                                        (continued on next page)

     For the fiscal year ended September 30, 1997, the Small Company Growth Portfolio paid approximately $85,000 in advisory fees to Granahan. This amount represented an effective annual rate of 0.12% of the Portfolio's average net assets for the year, including a base fee of $107,000 and a performance penalty of $22,000 (0.03% of average net assets). For fiscal 1997, Vanguard Explorer Fund paid Granahan advisory fees representing an effective annual rate of approximately 0.20% of the Fund's average net assets.

  OTHER BACKGROUND INFORMATION

  In 1993, the Fund received permission from shareholders and the U.S. Securities and Exchange Commission to enter into new investment advisory agreements without the delay and expense of a shareholder vote. This permission was granted subject to a number of conditions, including the requirement that shareholders be notified of any changes to the Fund's investment advisory agreements. Shareholders of the Portfolio have never voted on its investment advisory agreement.

THE MARKETS IN PERSPECTIVE
Year Ended September 30, 1997


U.S. EQUITY MARKETS

For stock investors, the fiscal year ended September 30, 1997, was nothing short of spectacular. Indeed, it was a very good year for almost all types of investors: Virtually across the board, returns in the equity and bond markets ranged from quite strong to exceptional, relative to historical averages. These results can be attributed to three factors: continued solid economic growth; harnessed inflation, remaining at levels not experienced since the 1960s; and growth in corporate profits that was not only impressive but exceeded expectations. The most surprising aspect of this remarkable period is that the rate of inflation actually continued to decline despite robust growth and a very low level of unemployment. According to traditional economic theory, inflation should instead have accelerated at this point in the economic cycle. The most widely accepted explanation for this paradox involves substantial productivity gains that are not apparent from the measures in use today. Reports indicate that even the Federal Reserve Board is otherwise at a loss to explain the current "economic nirvana."

     Large-capitalization U.S. common stocks performed extraordinarily well during the past year, as illustrated by the 40.4% gain of the Standard & Poor's 500 Composite Stock Price Index. This advance ranks among the top 5% for all 12-month periods in the last 20 years. Among the best-performing sectors were technology and financial services, with increases of 67.5% and 54.1%, respectively. The surge in technology reflects robust corporate spending on this industry's products, particularly desktop computers, networking equipment, and software. Despite posting an aggregate gain of 24.4%, consumer discretionary stocks could be considered laggards. (Clearly, the market has shown amazing gains when a 24% advance over a one-year period can be viewed as inadequate.)


----------------------------------------------------------------------------
                                               AVERAGE ANNUALIZED RETURNS
                                            PERIODS ENDED SEPTEMBER 30, 1997
                                            --------------------------------
                                               1 YEAR    3 YEARS   5 YEARS
----------------------------------------------------------------------------
EQUITY
     S&P 500 Index                              40.4%     29.9%     20.8%
     Russell 2000 Index                         33.2      23.0      20.5
     MSCI EAFE Index                            12.5       9.1      12.7
----------------------------------------------------------------------------
FIXED-INCOME
     Lehman Aggregate Bond Index                 9.7%      9.5%      6.9%
     Lehman 10-Year Municipal Bond Index         9.5       8.7       7.4
     Salomon Brothers Three-Month
        U.S. Treasury Bill Index                 5.2       5.4       4.6
----------------------------------------------------------------------------
OTHER
     Consumer Price Index                        2.2%      2.6%      2.7%
----------------------------------------------------------------------------


     The performance of small-company stocks, while they failed to match the outsized advance of the S&P 500 Index, was more than respectable during this period--the Russell 2000 Index gained 33.2%. The difference in return between large and small companies is partly the result of the superior earnings growth achieved by larger companies during the past 24 months. In addition, large companies generated better-than-expected earnings 60% of the time over the past year, compared to only 40% for small firms. Within sectors, the most dramatic difference between large and small companies appeared in technology issues. In the Russell 2000 Index, technology stocks advanced "only" 26.0% in aggregate, over 40 percentage points less than their large-company counterparts.

U.S. FIXED-INCOME MARKETS

In the fixed-income markets, rates fell across the yield curve, rewarding investors with higher total returns. For example, the rates on 1-, 5-, 10-, and 30-year U.S. Treasury issues fell 0.25%, 0.47%, 0.58%, and 0.49%, respectively, from September 30, 1996, to September 30, 1997. These declines reflect the continued good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit of the drop in rates can be seen in the 9.7% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as illustrated by the 14.5% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Investments in non-U.S. common stocks did not match the gains in domestic equities, with the Morgan Stanley Capital International Europe, Australasia, Far East Index advancing 12.5% in dollars. This Index's relatively modest performance masks the fact that the European markets were very strong during the past year, gaining 48.1% in local currency terms and 35.4% in dollars, while many of the Pacific Basin markets were weak, down 5.4% in local currency and 13.1% in dollars. The Japanese market declined 15.7% in dollars and 8.6% in yen terms. Despite the competitive benefits of a weak currency, Japan continued to struggle with a weak domestic economy and an oversupply of equities. Smaller Asian markets, such as Malaysia (losing 28.5% in local terms and 44.7% in dollars), suffered from a variety of challenges, chiefly overvalued currencies and high interest rates.

REPORT FROM VANGUARD FIXED INCOME GROUP
Money Market Portfolio and High-Grade Bond Portfolio


In the fiscal year ended September 30, 1997, bond market investments produced healthy returns as intermediate- and long-term interest rates fell by roughly one-half percentage point. On top of the 6% to 7% in income earned during the period, the general decline in market rates resulted in price appreciation, which varied along with the maturities of bonds. In a rare "win-win" situation, money market investors also enjoyed a slight increase in returns because of rising interest rates for very short-term securities.

     The seemingly contradictory pattern of rising short-term rates and falling long-term rates was due to a combination of preemptive tightening of monetary policy by the Federal Reserve Board and unexpectedly good inflation data throughout the year. In March of this year, the Fed engineered a 0.25% increase in the federal funds rate, the agency's first tightening of monetary policy since early 1995. Remarks by Fed officials then--and again more recently--indicated that they felt the economic headwinds (primarily job insecurity) that had kept inflationary pressures in check had largely dissipated. Low unemployment and rising wages have fueled consumer confidence and propelled the economy's annual growth rate above the speed limit of 2% to 2.5% that had been viewed as noninflationary. Still, inflation has remained surprisingly low during this period of rapid growth and has boosted the confidence of long-term bond investors that price pressures will remain subdued. This confidence has caused the inflation risk premium typically factored into the prices of long-term bonds to shrink, flattening the yield curve (i.e., reducing the gap between yields on short-term and long-term bonds).

     In managing the Money Market Portfolio of the Vanguard Variable Insurance Fund, we have somewhat reduced the average maturity of the Portfolio's holdings. The economy's continued strong growth is likely to force the Fed to raise short-term rates again, particularly in light of the dwindling supply of workers available to sustain the expansion. The shorter term of the Portfolio's holdings will cause its yield to more quickly reflect changes in market rates, which will benefit the Portfolio if rates rise. Also, we are steering our investments into the high-quality end of the creditworthiness spectrum. This should come as no surprise to shareholders who have invested with us for any length of time. Our bias toward high-quality securities is long-standing, and it has been reinforced by the situation in today's taxable money markets, which offer only the thinnest margin of additional yield for issues of less than top quality. This thin margin is, over time, dwarfed by the expense advantage of Vanguard portfolios versus competing funds.

     Over the last six months, the bond market experienced a moderate decline in yields, reflecting investors' expectations that low inflation rates will continue.

The Treasury yield curve flattened slightly, with yields on 2-year issues declining by 0.6% and yields on 30-year issues declining by 0.7%.

     On balance over the full fiscal year ended September 30, 1997, 2-year rates declined by 0.3%, and yields on 10- and 30-year bonds declined by approximately 0.6% and 0.5%, respectively.

     The table below presents the performance of the various sectors of the Lehman Aggregate Bond Index--a good proxy for the entire taxable bond market--for the 6- and 12-month periods ended September 30, 1997.


-----------------------------------------------------------------------------
                                               SIX-MONTH         TWELVE-MONTH
                                              TOTAL RETURN       TOTAL RETURN
-----------------------------------------------------------------------------
Lehman Aggregate Bond Index                      7.12%               9.71%
-----------------------------------------------------------------------------
Government Sector                                6.94%               9.16%
-----------------------------------------------------------------------------
Corporate Sector                                 8.20%              10.83%
-----------------------------------------------------------------------------
Mortgage-Backed Sector                           6.83%              10.04%
-----------------------------------------------------------------------------


     Corporate bonds were the best-performing category for both periods. This was the result of (1) higher initial yields offered by the corporate sector;
(2) a narrowing of spreads between yields on corporate bonds and yields on U.S. Treasury securities, which was associated with stronger corporate balance sheets; and (3) the longer average maturity of the corporate sector.

     The High-Grade Bond Portfolio is designed to closely replicate the performance of the Lehman Aggregate Bond Index. For the 6-and 12-month periods ended September 30, the Portfolio's returns were 7.03% and 9.60%, respectively, compared with the Index returns of 7.12% and 9.71% for the periods. Adjusted for expenses and transaction costs (neither of which affect the theoretical Index), the Portfolio's tracking of the benchmark was excellent, actually outpacing it by 0.1 percentage point for the 6-month period and by 0.3 percentage point for the 12-month period.

     As of September 30, the Portfolio comprised 35% government bonds, 29% corporate bonds, 5% foreign bonds (denominated in U.S. dollars), and 31% mortgage-backed securities.

Kenneth E. Volpert, Principal

John W. Hollyer, Principal

October 15, 1997


INVESTMENT PHILOSOPHY

MONEY MARKET PORTFOLIO

The adviser believes a portfolio can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, and the U.S. government.

HIGH-GRADE BOND PORTFOLIO

The adviser believes a portfolio can provide sustainable, high levels of current income by holding an extremely well-diversified group of U.S. government, corporate, and mortgage-backed bonds that parallels the performance of the Lehman Brothers Aggregate Bond Index.

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
High Yield Bond Portfolio


This is our third letter to shareholders since the High Yield Bond Portfolio began operations on June 3, 1996. For the 6- and 12-month periods ended September 30, 1997, the Portfolio has returned 9.0% and 14.1%, respectively. Yields on 10-year U.S. Treasury bonds have declined by approximately 60 basis points (0.60 percentage point) since the beginning of the fiscal year, and by some 80 basis points since its midpoint on March 31. As we mentioned in the annual report last fall, below-investment-grade bonds usually outperform higher-quality bonds at times when investors are anticipating strong economic growth and interest rates are rising moderately. During the most recent six-month period, we experienced strong growth but falling interest rates--an unusual combination. In general, the high-yield market managed to keep pace with the investment-grade market as the general level of interest rates fell.

     Investors continue to favor below-investment-grade bonds because the annual default rate by corporate bond issuers has fallen to historically low levels. We expect moderate economic growth to continue, so we also expect the default rate to remain low. Given this constructive economic outlook, we continue to emphasize bonds issued by large companies sensitive to the economic cycle. We do not anticipate any major problems in the economy that would cause your Portfolio to suffer any meaningful deterioration in credit quality.

     We remain very selective with respect to creditworthiness, however, in examining the large number of new issues coming to market. With substantial cash flows into high-yield bond funds and a broader acceptance of high-yield bonds by investors who have traditionally bought only investment-grade securities, the quality of the companies coming to market could decline. Twenty-five percent of total high-yield bond issuance through the first half of the calendar year has been from Yankee issuers (foreign issuers whose securities are denominated in U.S. dollars). Sixty-three percent of the Yankee issuance in the January-June period was by sovereign governments or corporations in Latin America. Two years ago, by contrast, only 5% of such bonds were issued by Latin American borrowers. Your Portfolio does not currently hold bonds from issuers in Latin America, but we continue to monitor their willingness and ability to service their debts in a timely fashion.

     We remain committed to conducting in-depth credit research on a company-by-company basis and to emphasizing diversification in the Portfolio's construction. The Portfolio now owns more than 150 issues representing a broad range of industries and companies. The Portfolio's holdings continue to be focused on cash-paying issues rated B or better. Our emphasis, in short, is on relatively higher-quality bonds within the below-investment-grade market.

Earl E. McEvoy, Senior Vice President and
Portfolio Manager

October 14, 1997


INVESTMENT PHILOSOPHY

The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
Balanced Portfolio


The Balanced Portfolio earned a 27.6% return during the fiscal year ended September 30, 1997. The stock market increased sharply during the period, which benefited the sizable portion (62%) of the Portfolio invested in equities. The remainder of the Portfolio's investments, which are in fixed-income securities, also provided attractive returns as interest rates declined moderately. For the fiscal year, the equity portion of the Portfolio gained 37.2% and the fixed-income securities segment returned 13.0%.

     In the equity portion of your Portfolio, we maintain a large representation in the financial services, health-care, basic materials, energy, and auto & transportation sectors. During fiscal 1997, the Portfolio benefited from its large exposure to financial services and its underweighting versus the overall market in consumer stocks. The latter group was hurt by investor expectations that profits on foreign operations would suffer because of the high level of the dollar relative to other currencies. On the other hand, the Portfolio's low exposure to technology stocks, which generally do not provide the dividend income we look for in our equity selections, held us back a bit since this sector enjoyed the biggest gains during fiscal 1997.

     During the year, we added several new names in a number of sectors, including H.J. Heinz, consumer staples; Fannie Mae and Marsh & McLennan, financial services; Occidental Petroleum, energy; Boeing and Lockheed Martin, producer durables; and IBM, technology. These were funded by sales of holdings where we saw less opportunity, or, as in the case of Northrop Grumman, where a takeover proposal was received.

     Investors in fixed-income securities generally continue to be more concerned than equity investors about a possible resurgence in inflation. As a result, bond yields are at a premium over the rate of inflation. We find the yields on long-term bonds quite attractive in the current environment.

     Stocks performed extremely well during the year, despite setbacks in March and August when investors began to worry about the economy's ability to sustain its high growth rate without inflation. So far these corrections have turned out to be of minor importance. However, we are concerned that inflationary pressures may emerge and that the growth rate of corporate profits may slow from its rapid pace in recent years. Therefore, we are keeping the portion of the Portfolio dedicated to equities at the low end of our normal 60%-70% range.

     The Portfolio continues its approach of investing in a conservative manner in both the equity and fixed-income markets. As the equity market continues its advance to higher territory, we believe this approach is a wise course.

Ernst H. von Metzsch, Senior Vice President and
Portfolio Manager
Paul D. Kaplan, Senior Vice President and
Portfolio Manager

October 14, 1997


INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed-income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the Portfolio, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

REPORT FROM NEWELL ASSOCIATES
Equity Income Portfolio


The Equity Income Portfolio earned 38.1% for the fiscal year ended September 30, within striking distance of the 40.4% return of the S&P 500 Index and well ahead of the 34.2% return achieved by the average equity income fund.

     Newell Associates uses its Relative Yield Strategy to manage the Portfolio. We buy stocks of large U.S. companies when they are out of favor and sell them when investors become overly enthusiastic about their prospects. The process results in a conservative portfolio, quite broadly diversified, with low turnover and a dividend yield well above that of the market. The Portfolio's current yield is almost twice that of the S&P 500 Index.

     Ironically, in explaining the Portfolio's performance relative to the S&P 500 Index in recent years, it has been necessary to talk about computer-related technology stocks--a group that is not in the Portfolio because such stocks pay low or no dividends. In the S&P 500, by contrast, technology is now the second-largest sector, accounting for roughly 14% of the market capitalization, up from less than 10% only five years ago. Technology therefore is a critical factor in the performance of the Index, overwhelming the influence of more traditional industry sectors. Fiscal 1997 was another chapter in this ongoing saga. The technology sector soared nearly 70%, far higher than the Index's 40.4% total return, to which the sector contributed almost 8 percentage points. Only financial stocks came remotely close to making such a contribution to the Index return.

     The most important contributors to the Portfolio's return in the fiscal year were the financial, drug, and petroleum sectors. Since the 1990-91 recession, banks, as well as savings and loans and insurance companies, have benefited from declining interest rates and a friendly regulatory environment. These financial stocks have enjoyed enormous price increases since then, and their strong performance during fiscal 1997 continued the phenomenon.

     The drug stocks also remained strong during the past year. We acquired these companies when they were deeply out of favor with investors who were frightened in 1993 about the potential consequences of proposed national health-care legislation. The stocks have since recovered much of their luster in the eyes of investors. Although we have sold some holdings in the group, others still have dividend yields high enough to keep them in the Portfolio. The pharmaceutical group remains overweighted in the Portfolio versus the S&P 500 Index.

     Petroleum stocks also contributed significantly to the Portfolio's strong performance during the year, as energy prices held up better than many market participants had expected.

Roger D. Newell, Chairman

October 14, 1997


INVESTMENT PHILOSOPHY

The adviser believes that a portfolio made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

REPORT FROM LINCOLN CAPITAL MANAGEMENT COMPANY
Growth Portfolio


Enormous returns were earned from equity investments in the fiscal year ended September 30, 1997. The S&P 500 Index generated a 40.4% return. Your Growth Portfolio enjoyed a substantial gain for the third consecutive fiscal year. However, after good relative performance in prior years, our 28.8% return in fiscal 1997 was quite a bit behind the market.

     What caused the lags? Here are some things that didn't happen:

     1. Our industry diversification did not shift much. The only material change involved technology stocks. This sector's representation in the Portfolio rose from 16% to 21% during the year, a beneficial change.

     2. There were no big industry bets. The Portfolio's industry weightings are quite similar to those of the S&P/BARRA Growth Index (one reasonable benchmark for measuring our performance). One minor bet is that the Portfolio holds no stocks in the communications sector, which accounts for 3% of the Growth Index.

     3. The continuity of the Portfolio holdings was not disrupted. Of the 10 largest current holdings, 5 were similarly prominent a year ago (see the accompanying table). Ditto for two years ago. Five of the largest commitments--Intel, Philip Morris, Coca-Cola, Procter & Gamble, and PepsiCo--have been among the Portfolio's top dozen holdings for three or four years. So the character of the holdings is quite stable. The number of holdings is 57, down one from the end of fiscal year 1996. Turnover during the past 12 months was a moderate 38%.


-------------------------------------------------------------------
COMPANY                           BUSINESS
-------------------------------------------------------------------
   1. Intel Corp.                 #1 semiconductor manufacturer
   2. Philip Morris Cos., Inc.    #1 diversified consumer products
                                     company
   3. The Coca-Cola Co.*          #1 soft drinks company
   4. Procter & Gamble Co.*       #1 household products company
   5. Monsanto Co.                #1 agricultural biotech company
   6. Pfizer, Inc.*               Innovative pharmaceutical company
   7. Bristol-Myers Squibb Co.    A leading pharmaceutical/consumer
                                     products maker
   8. Microsoft Corp.             #1 software producer
   9. PepsiCo, Inc.*              #1 snack foods, #2 soft drinks
  10. Hewlett-Packard Co.*        #1 electronic instruments/
                                     printers
-------------------------------------------------------------------

*In the top ten a year ago.


     Most of the shortfall versus the S&P 500 and S&P/BARRA Growth Indexes related to selections in technology--we didn't own Microsoft throughout the period (it had seemed fully priced), Lucent, or Compaq, all of which zoomed. We did own some moderate-sized tech companies that sagged. Our energy and business service selections, and several forays into more moderately sized, consumer-type companies, didn't prove successful. As you can imagine, even a few stubbed toes were painful in such a strong bull market. Grimacing, we apologize.

     Looking back at three good years, both absolute and relative, we are convinced that fiscal 1997 was an anomaly. While there isn't much room for it, we have even further increased our due diligence, especially on stocks that are over-owned and slipping or under-owned and accelerating. You may be sure we are bending every effort to provide superior returns in the year and years ahead.

Dave Fowler, Portfolio Manager

Parker Hall, Portfolio Manager

October 14, 1997


INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies whose stocks sell at reasonable prices considering their expected earnings and compared to values in the broad stock market.

REPORT FROM GRANAHAN INVESTMENT MANAGEMENT, INC.
Small Company Growth Portfolio


Small-capitalization stocks returned to favor in recent months after several years of being outperformed by larger stocks. A chief reason for the turnaround was the relatively faster growth of earnings for many small growth companies. Another factor was the strengthening of the dollar, which tends to do less harm to small companies than to large companies, as the latter typically derive more revenue and earnings from international operations.

     During the six months ended September 30, 1997, the Small Company Growth Portfolio earned a total return of 35.3%, while the Russell 2000 Index of small-cap stocks returned 33.5%. This positive comparison, however, did not make up for our poor first-half performance. For the full fiscal year, the Portfolio's return of 22.2% lagged the 33.2% return of the Russell 2000 Index.

     Technology stocks rebounded nicely in the second half of the year. Other strong areas included consumer time-share properties, brokerage firms, and energy service companies. The health-care segment of the small-cap market was a laggard.

INVESTMENT THEMES

Several investment themes have been at work in the Portfolio since its inception in June 1996:

     Air freight forwarders (such as Expeditors, Air Express, and Circle) have benefited from strong global trade plus a trend among shippers to concentrate their outsourcing of logistics management to fewer vendors. Price/earnings ratios in this group have risen significantly, so we did some selling.

     Energy service stocks (Halter, Hvide, Smith, and Trico) are benefiting from a sharp rebound in oil-drilling activity, particularly in the Gulf of Mexico. Valuations of these stocks have also risen.

     Industry consolidators (Service Experts and Comfort Systems) are benefiting from a trend toward combining operators in fragmented industries, in their case heating, ventilation, and air-conditioning contractors.

     Certain Internet and Intranet companies (E*TRADE, Netscape, Object Design, QuickResponse Services, and Security Dynamics) are achieving sustainable profitability. Valuations in this sector have generally risen.

     Time-share companies (including Fairfield Communities, Vistana, and Trendwest) have enjoyed good sales and earnings growth.

     Looking ahead, investment areas that offer attractive prospects include certain biotechnology companies (Portfolio holdings include Creative Biomolecules, Cell Genesys, TheraTech, and PathoGenesis); the deregulation of electric utilities; and new consumer-electronic technologies such as digital television, the convergence of TV and personal computers, and digital versatile discs.

SUMMARY

When we wrote to you six months ago, the Portfolio's stocks were selling at a relatively attractive price/earnings (P/E) ratio of about 20, based on most-recent earnings. We estimated that earnings on these stocks would grow at a 23% annual rate. Today's stocks in the Portfolio have reported earnings growth exceeding 30% and as a group are selling at prices equaling about 27 times earnings. Whereas a P/E of 27 is relatively high, it is similar to that of the Russell 2000. We forecast earnings for our companies to grow by 27% next year, compared with a growth rate of 24% for the companies in the Russell 2000 Index.

John J. Granahan, Portfolio Manager

Gary C. Hatton, Assistant Portfolio Manager

Jane M. White, Assistant Portfolio Manager

October 14, 1997


INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of $100 million to $500 million) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the Portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.

REPORT FROM SCHRODER CAPITAL MANAGEMENT INTERNATIONAL
International Portfolio


The International Portfolio provided a total return of 18.6% during fiscal 1997, which ended on September 30. This exceeded the 12.5% return of the MSCI EAFE Index and was in line with the 18.4% return on the average international equity fund.

     Diversified portfolios invariably contain both good and relatively bad news. The extremes of good and bad were more extreme than usual in fiscal 1997. Continental European currencies fell, on average, by some 13% against the U.S. dollar during the year, but European equity markets soared by more than 50% in local-currency terms. The U.K. market rose by "only" 35% in local terms, but the pound sterling rose 3% against the dollar. The Japanese market appeared to break the mold, as its market fell 9% in yen terms even though the yen declined by 8% versus the dollar. But the Japanese stocks in the Portfolio followed the European pattern, rising nearly 20% in yen terms as the currency weakened. In the developed Southeast Asia countries, Hong Kong was up more than 20%, while Malaysia fell by roughly 45% in dollar terms. Among emerging markets, those in Latin America rose by more than 50% while Asia's fell by more than 15%.

     Some of these contrasts look self-explanatory: Continental European markets rose, in part, because their currencies were weak, and the U.K. market would have risen by more had the pound sterling's strength not damaged the profits of exporting companies. In Japan, some of our stocks' good performance was due to the boost to companies' profits caused by the weak yen. However, in the rest of Asia and in Latin America, stock markets simply reflected--and in some cases exaggerated--varied local economic conditions.

     Markets usually perform best when there is spare capacity in the economy and growth is just beginning to pick up. This was the case in many continental European countries last year, with the Netherlands among those leading the procession and Germany, Switzerland, and France trailing it. The German, Swiss, and French economies are still in the early stages of recovery, which suggests that their markets have strong reasons to rise further. But any ascent will have to surmount "walls of fear" because stock prices have risen dramatically over the past two years. I have begun to take some profits, but have done so selectively because many of the companies in the Portfolio are restructuring and we believe that their results for at least the next two years will provide more-than-adequate support for their share prices.

     The United Kingdom, like the United States, is at a more advanced stage in the economic cycle; monetary policy has already been tightened to dampen growth, and we expect that it will be tightened further over the next six months. Although U.K. stocks are among the cheapest in Europe, there will prove to be good reason for this if monetary policy is tightened further. The Portfolio's exposure to the United Kingdom, at 9.1%, is the lowest it has been in many years.

     During the past few months we began to look for opportunities to add to our holdings in Asia--first in Japan, then in Hong Kong, and, most recently in the smaller countries. Investors currently have very modest expectations for Japan, and the market would be very receptive to positive surprises. The best surprise would be signs that Japanese consumers were ready to increase spending, but tax increases there in April diminished disposable income, and the employment outlook is not yet encouraging enough to prompt people to spend more and save less. Foreign trade remains strong and so does investment spending by companies, but these factors have yet to boost consumer confidence.

     The obverse of a dull jobs environment is continued cost-cutting by Japanese companies, particularly those that compete globally. These are predominant in our Portfolio, and their continued successes have produced strong performance for us, as mentioned earlier. Indeed, the balance sheets of companies in the Portfolio are flush with cash, and we are aware that the emergence of share buybacks would provide a considerable further stimulus to these stocks' prices. Buybacks are practicable under newly changed Japanese tax law, but we do not expect companies to move rapidly in this direction. The emergence of executive stock-option schemes helps by making Japanese companies more conscious of boosting shareholder value, but this too will only slowly grow in popularity.

     We increased exposure to Hong Kong because we anticipated a successful handover of the territory to China, and we take an increasingly positive view of economic developments there. The recent currency turmoil in southern Asia has affected sentiment in Hong Kong's stock market but should not materially affect developments in China or Hong Kong. Malaysia and the smaller emerging markets in Asia have suffered a massive setback as a result of a loss of confidence in their currencies. We have negligible exposure to Thailand, the epicenter of the problems, but have been taken aback by the spread of the currency difficulties to the sounder economies of Indonesia and the Philippines. That said, these markets have fallen sharply in U.S. dollar terms, and many industrial and commercial stocks will be well placed to recover strongly; banks, on the other hand, remain vulnerable to bad-debt problems resulting from the crisis. We have negligible exposure to banks in the area.

     By contrast to Southeast Asia, Latin American markets have been very strong and have provided the highest return to the Portfolio of any region in fiscal 1997. We continue to limit our holdings in emerging markets. The past year provides ample proof of the riskiness of individual markets and of the benefits of diversification.

Richard Foulkes

October 15, 1997


INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.

PORTFOLIO PROFILE
Money Market Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of September 30, 1997. Key elements of this Profile are defined below and on page 21.


FINANCIAL ATTRIBUTES
---------------------------------------------
Yield                                    5.5%
Average Maturity                      44 days
Average Quality                           Aa1
Expense Ratio                           0.21%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                     25.8%
Aa                                      54.8
A                                       19.4
Baa                                       --
Ba                                        --
B                                         --
Not Rated                                 --
-----------------------------------------------
Total                                  100.0%


DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
---------------------------------------------
Bank Note                                0.8%
Certificates of Deposit                 25.0
Commercial Paper                        60.2
U.S. Government and Agency              14.0
---------------------------------------------
Total                                  100.0%


AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments--after adjusting for cash held as collateral for futures contracts.

COUNTRY DIVERSIFICATION. The percentages of a portfolio's common stock invested in securities of various countries.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depository Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes. For equity portfolios, the attributes are market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend). For fixed-income portfolios, the attributes are average maturity (short, medium, or long) and average credit quality (high, medium, or low).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of assets.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PORTFOLIO PROFILE
High-Grade Bond Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of September 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 20 and 21.


FINANCIAL ATTRIBUTES
-----------------------------------------------------------
Number of Issues                                        591
Yield                                                  6.4%
Yield to Maturity                                      6.3%
Average Coupon                                         7.6%
Average Maturity                                  8.8 years
Average Quality                                    Aa1, Aa2
Average Duration                                  4.5 years
Expense Ratio                                         0.29%
Cash Reserves                                          1.5%



VOLATILITY MEASURES
-------------------------------------------------------------
                                HIGH-GRADE         LEHMAN
                                      BOND          INDEX*
-------------------------------------------------------------
R-Squared                             1.00            1.00
Beta                                  0.99            1.00


*Lehman Aggregate Bond Index.



DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------------
Under 1 Year                                     2.8%
1-3 Years                                       19.9
3-5 Years                                       17.3
5-7 Years                                       16.2
7-10 Years                                      22.6
Over 10 Years                                   21.2
-------------------------------------------------------------
Total                                          100.0%



INVESTMENT FOCUS
-------------------------------------------------------------

                 [GRAPH]


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------------
Aaa                                              71.1%
Aa                                                 4.9
A                                                 13.1
Baa                                               10.9
Ba                                                 --
B                                                  --
Not Rated                                          --
-------------------------------------------------------------
Total                                         100.0%






DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------------------
Asset-Backed                                       4.0%
Finance                                           11.0
Foreign                                            4.9
Industrial                                        10.6
Mortgage                                          30.7
U.S. Government and Agency                         1.6
U.S. Treasury                                     34.0
Utilities                                          3.2
-------------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
High Yield Bond Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of September 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 20 and 21.


FINANCIAL ATTRIBUTES
-------------------------------------------------------------
Number of Issues                                         156
Yield                                                   8.6%
Yield to Maturity                                       8.7%
Average Coupon                                          9.6%
AverageMaturity                                    5.9 years
Average Quality                                           B1
Average Duration                                   4.2 years
Expense Ratio                                          0.31%
Cash Reserves                                           6.4%



INVESTMENT FOCUS
-------------------------------------------------------------

                 [GRAPH]






DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------------
Aaa                                               5.2%
Aa                                                 --
A                                                  --
Baa                                                --
Ba                                                26.9
B                                                 67.9
Not Rated                                          --
-------------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------------
Under 1 Year                                      5.2%
1-3 Years                                         0.6
3-5 Years                                         4.3
5-7 Years                                        14.6
7-10 Years                                       70.7
Over 10 Years                                     4.6
-------------------------------------------------------------
Total                                           100.0%



DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-------------------------------------------------------------
Asset-Backed                                        --
Finance                                             4.6%
Foreign                                             --
Industrial                                         93.0
Mortgage                                            --
U.S. Government and Agency                          --
U.S. Treasury                                       --
Utilities                                           2.4
-------------------------------------------------------------
Total                                             100.0%


PORTFOLIO PROFILE
Balanced Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of September 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 20 and 21.

TOTAL FUND CHARACTERISTICS
--------------------------------------------------------------------------------
Yield                                                 3.8%
Turnover Rate                                          25%
Expense Ratio                                        0.32%
Cash Reserves                                         1.9%


TOTAL FUND VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                  BALANCED         S&P 500
--------------------------------------------------------------------------------
R-Squared                             0.87            1.00
Beta                                  0.73            1.00


PORTFOLIO ASSET ALLOCATION
--------------------------------------------------------------------------------
Stocks                                                 61%
Bonds                                                  37%
Cash Reserves                                           2%



TEN LARGEST HOLDINGS (% OF EQUITIES)
--------------------------------------------------------------------------------
Allstate Corp.                                    3.5%
U.S. Bancorp                                      3.2
Citicorp                                          3.0
Xerox Corp.                                       2.5
Union Pacific Corp.                               2.4
Ford Motor Co.                                    2.4
Wachovia Corp.                                    2.2
Kimberly-Clark Corp.                              2.0
Phelps Dodge Corp.                                2.0
General Electric Co.                              2.0
--------------------------------------------------------------------------------
Top Ten                                          25.2%
--------------------------------------------------------------------------------
Top Ten as % of Total Net Assets                 15.4%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)

--------------------------------------------------------------------------------------------------------------------------
                                                          SEPTEMBER 30, 1996                 SEPTEMBER 30, 1997
                                                      --------------------------------------------------------------------
                                                              BALANCED                 BALANCED               S&P 500
                                                      --------------------------------------------------------------------
Auto & Transportation                                            9.5%                      8.8%                  3.6%
Consumer Discretionary                                           3.3                       3.3                   9.6
Consumer Staples                                                 2.2                       3.0                  10.8
Financial Services                                              18.4                      22.1                  16.8
Health Care                                                     11.2                      11.1                  10.7
Integrated Oils                                                 13.0                       9.3                   7.8
Other Energy                                                     0.0                       0.6                   1.5
Materials & Processing                                          20.7                      19.2                   6.8
Producer Durables                                                7.8                       7.9                   4.6
Technology                                                       0.0                       1.3                  13.2
Utilities                                                        7.3                       8.6                   9.2
Other                                                            6.6                       4.8                   5.4
---------------------------------------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------------------
                                  BALANCED         S&P 500
----------------------------------------------------------
Number of Stocks                        94             500
Median Market Cap                   $21.2B          $35.4B
Price/Earnings Ratio                 17.5x           21.9x
Price/Book Ratio                      3.0x            4.0x
Dividend Yield                        2.3%            1.6%
Return on Equity                     16.7%           20.3%
Earnings Growth Rate                 13.9%           18.2%
Foreign Holdings                      8.0%            2.1%




FIXED-INCOME CHARACTERISTICS
----------------------------------------------------------
Number of Bonds                                        104
Average Coupon                                        7.2%
Average Maturity                                17.5 years
Average Quality                                        Aa2
Average Duration                                 8.9 years





DISTRIBUTION BY ISSUER (% OF BONDS)
----------------------------------------------------------
Asset-Backed                                      --
Finance                                           14.2%
Foreign                                           11.2
Industrial                                        23.0
Mortgage                                           5.9
U.S. Government and Agency                         0.6
U.S. Treasury                                     30.4
Utilities                                         14.7
----------------------------------------------------------
Total                                            100.0%




EQUITY INVESTMENT FOCUS
----------------------------------------------------------

                   [GRAPH]



FIXED-INCOME INVESTMENT FOCUS
----------------------------------------------------------

                   [GRAPH]


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
----------------------------------------------------------
Aaa                                              45.1%
Aa                                               15.9
A                                                27.8
Baa                                              11.2
Ba                                                --
B                                                 --
Not Rated                                         --
----------------------------------------------------------
Total                                           100.0%


PORTFOLIO PROFILE
Equity Index Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of September 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 20 and 21.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
                              EQUITY INDEX         S&P 500
------------------------------------------------------------
Number of Stocks                       506              500
Median Market Cap                   $35.4B           $35.4B
Price/Earnings Ratio                 21.9x            21.9x
Price/Book Ratio                      4.0x             4.0x
Yield                                 1.6%             1.6%
Return on Equity                     20.3%            20.3%
Earnings Growth Rate                 18.2%            18.2%
Foreign Holdings                      2.1%             2.1%
Turnover Rate                           1%             --
Expense Ratio                        0.23%             --
Cash Reserves                           0%             --



VOLATILITY MEASURES

                              EQUITY INDEX         S&P 500
------------------------------------------------------------
R-Squared                             1.00            1.00
Beta                                  1.00            1.00

------------------------------------------------------------


INVESTMENT FOCUS
------------------------------------------------------------

                   [GRAPH]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------
General Electric Co.                              2.9%
Exxon Corp.                                       2.1
Microsoft Corp.                                   2.1
The Coca-Cola Co.                                 2.0
Intel Corp.                                       2.0
Merck & Co., Inc.                                 1.6
Royal Dutch Petroleum Co. ADR                     1.6
International Business Machines Corp.             1.4
Philip Morris Cos., Inc.                          1.3
Procter & Gamble Co.                              1.3
------------------------------------------------------------
Top Ten                                          18.3%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------------------------------------------
                                                           SEPTEMBER 30, 1996              SEPTEMBER 30, 1997
                                                       -------------------------------------------------------------
                                                              EQUITY INDEX          EQUITY INDEX             S&P 500
                                                       -------------------------------------------------------------
Auto & Transportation                                             4.1%                   3.6%                  3.6%
Consumer Discretionary                                           10.5                    9.5                   9.6
Consumer Staples                                                 11.8                   10.9                  10.8
Financial Services                                               15.0                   16.7                  16.8
Health Care                                                      10.9                   10.7                  10.7
Integrated Oils                                                   7.9                    7.8                   7.8
Other Energy                                                      1.1                    1.5                   1.5
Materials & Processing                                            7.7                    6.8                   6.8
Producer Durables                                                 4.5                    4.6                   4.6
Technology                                                       10.3                   13.2                  13.2
Utilities                                                        10.8                    9.2                   9.2
Other                                                             5.4                    5.5                   5.4
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Equity Income Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of September 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 20 and 21.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                             EQUITY INCOME         S&P 500
-----------------------------------------------------------
Number of Stocks                       104             500
Median Market Cap                   $21.4B          $35.4B
Price/Earnings Ratio                 18.6x           21.9x
Price/Book Ratio                      3.1x            4.0x
Yield                                 2.8%            1.6%
Return on Equity                     18.4%           20.3%
Earnings Growth Rate                 10.1%           18.2%
Foreign Holdings                      2.1%            2.1%
Turnover Rate                           8%            --
Expense Ratio                        0.37%            --
Cash Reserves                         1.1%            --



VOLATILITY MEASURES

                             EQUITY INCOME         S&P 500
-----------------------------------------------------------
R-Squared                             0.85            1.00
Beta                                  0.70            1.00

-----------------------------------------------------------


INVESTMENT FOCUS
-----------------------------------------------------------

                   [GRAPH]



TEN LARGEST STOCKS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------
Bell Atlantic Corp.                               3.3%
Bristol-Myers Squibb Co.                          3.0
Exxon Corp.                                       2.9
Mobil Corp.                                       2.6
Philip Morris Cos., Inc.                          2.6
Chevron Corp.                                     2.5
Atlantic Richfield Co.                            2.4
American Home Products Corp.                      2.3
Texaco Inc.                                       2.2
AT&T Corp.                                        2.1
-----------------------------------------------------------
Top Ten                                          25.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-------------------------------------------------------------------------------------------------------------------
                                                          SEPTEMBER 30, 1996               SEPTEMBER 30, 1997
                                                       ------------------------------------------------------------
                                                             EQUITY INCOME           EQUITY INCOME          S&P 500
                                                       ------------------------------------------------------------
Auto & Transportation                                             0.9%                    2.9%                3.6%
Consumer Discretionary                                            6.0                     5.8                 9.6
Consumer Staples                                                  7.2                     8.6                10.8
Financial Services                                               18.3                    19.6                16.8
Health Care                                                      16.2                    11.8                10.7
Integrated Oils                                                  16.7                    17.2                 7.8
Other Energy                                                      0.0                     0.0                 1.5
Materials & Processing                                            5.1                     5.1                 6.8
Producer Durables                                                 1.4                     1.7                 4.6
Technology                                                        0.0                     0.0                13.2
Utilities                                                        25.0                    24.7                 9.2
Other                                                             3.2                     2.6                 5.4
-------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Growth Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of September 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 20 and 21.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                                    GROWTH         S&P 500
-----------------------------------------------------------
Number of Stocks                        57             500
Median Market Cap                   $54.1B          $35.4B
Price/Earnings Ratio                 28.9x           21.9x
Price/Book Ratio                      6.6x            4.0x
Yield                                 1.0%            1.6%
Return on Equity                     25.7%           20.3%
Earnings Growth Rate                 23.0%           18.2%
Foreign Holdings                      4.9%            2.1%
Turnover Rate                          38%            --
Expense Ratio                        0.38%            --
Cash Reserves                         3.5%            --



VOLATILITY MEASURES
                                    GROWTH         S&P 500
-----------------------------------------------------------
R-Squared                             0.89            1.00
Beta                                  0.99            1.00

-----------------------------------------------------------

INVESTMENT FOCUS
-----------------------------------------------------------

                   [GRAPH]

TEN LARGEST STOCKS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------
Intel Corp.                                        4.8%
Philip Morris Cos., Inc.                           4.3
The Coca-Cola Co.                                  4.2
Procter & Gamble Co.                               4.0
Monsanto Co.                                       3.9
Pfizer, Inc.                                       3.9
Bristol-Myers Squibb Co.                           3.5
Microsoft Corp.                                    3.4
PepsiCo, Inc.                                      3.1
Hewlett-Packard Co.                                2.8
-----------------------------------------------------------
Top Ten                                           37.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 1996               SEPTEMBER 30, 1997
                                                         ------------------------------------------------------------------
                                                                   GROWTH               GROWTH                S&P 500
                                                         ------------------------------------------------------------------
Auto & Transportation                                             0.0%                 0.0%                  3.6%
Consumer Discretionary                                           14.7                  8.4                   9.6
Consumer Staples                                                 18.5                 24.0                  10.8
Financial Services                                               14.0                 12.7                  16.8
Health Care                                                      19.2                 18.1                  10.7
Integrated Oils                                                   0.0                  0.0                   7.8
Other Energy                                                      2.3                  1.5                   1.5
Materials & Processing                                            6.4                  8.7                   6.8
Producer Durables                                                 4.8                  3.3                   4.6
Technology                                                       15.9                 20.7                  13.2
Utilities                                                         4.2                  0.0                   9.2
Other                                                             0.0                  2.6                   5.4
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Small Company Growth Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of September 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 20 and 21.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                             SMALL COMPANY         RUSSELL
                                    GROWTH            2000
-----------------------------------------------------------
Number of Stocks                       127           1,950
Median Market Cap                    $0.5B           $0.8B
Price/Earnings Ratio                 26.4x           22.3x
Price/Book Ratio                      4.0x            3.0x
Yield                                 0.8%            1.2%
Return on Equity                     18.8%           13.1%
Earnings Growth Rate                 15.5%           14.5%
Foreign Holdings                        0%              0%
Turnover Rate                          72%             --
Expense Ratio                        0.39%             --
Cash Reserves                         5.8%             --

INVESTMENT FOCUS
-----------------------------------------------------------

                   [GRAPH]




TEN LARGEST STOCKS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------
Structural Dynamics Research Corp.                1.7%
Applied Power, Inc.                               1.7
Visio Corp.                                       1.7
Pinnacle Systems, Inc.                            1.5
Marcus Corp.                                      1.5
Service Experts Inc.                              1.4
Vistana, Inc.                                     1.4
QuickResponse Services, Inc.                      1.4
Arrow International, Inc.                         1.4
DENTSPLY International Inc.                       1.4
-----------------------------------------------------------
Top Ten                                          15.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------------------------------------------
                                                            SEPTEMBER 30, 1996               SEPTEMBER 30, 1997
                                                         ------------------------------------------------------------------
                                                            SMALL COMPANY          SMALL COMPANY              RUSSELL
                                                               GROWTH                 GROWTH                   2000
                                                         ------------------------------------------------------------------
Auto & Transportation                                            5.4%                   5.1%                    4.1%
Consumer Discretionary                                          18.0                   20.4                    16.1
Consumer Staples                                                 1.1                    0.9                     2.8
Financial Services                                              12.0                   10.9                    23.4
Health Care                                                     14.8                   16.8                    10.3
Integrated Oils                                                  0.0                    0.0                     0.5
Other Energy                                                     3.2                    0.7                     4.1
Materials & Processing                                           5.4                    6.5                     9.6
Producer Durables                                               14.9                    8.2                     8.4
Technology                                                      24.3                   29.2                    13.0
Utilities                                                        0.3                    0.9                     6.5
Other                                                            0.6                    0.4                     1.2
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
International Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of September 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 20 and 21.

PORTFOLIO CHARACTERISTICS

--------------------------------------------------------------------------------
                             INTERNATIONAL       MSCI EAFE
--------------------------------------------------------------------------------
Number of Stocks                       146           1,077
Turnover Rate                          22%             --
Expense Ratio                        0.46%             --
Cash Reserves                         3.3%             --




VOLATILITY MEASURES

--------------------------------------------------------------------------------
                             INTERNATIONAL       MSCI EAFE
--------------------------------------------------------------------------------
R-Squared                             0.87            1.00
Beta                                  0.94            1.00
--------------------------------------------------------------------------------


TEN LARGEST STOCKS (% OF TOTAL NET ASSETS)

--------------------------------------------------------------------------------
Novartis AG (Registered)                                  4.3%
ING Groep NV                                              4.0
Takeda Chemical Industries Ltd.                           3.4
ABB AG (Bearer)                                           3.1
Fuji Photo Film Co., Ltd.                                 2.8
Elf Aquitaine SA                                          2.7
Philips Electronics NV                                    2.7
Veba AG                                                   2.0
British Petroleum Co., PLC                                1.9
Murata Manufacturing Co., Ltd.                            1.8
--------------------------------------------------------------------------------
Top Ten                                                  28.7%



PORTFOLIO ALLOCATION

--------------------------------------------------------------------------------
Europe                              54%
Japan                               29%
Pacific (Minus Japan)               11%
Emerging Markets                     6%




COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)

                             INTERNATIONAL       MSCI EAFE
--------------------------------------------------------------------------------
Australia                             --           2.8%
Argentina                             0.2%         --
Belgium                               0.7          1.2
Brazil                                2.2          --
Chile                                 0.2          --
Denmark                               0.7          1.0
Finland                               --           0.8
France                                8.7          6.7
Germany                               7.1          9.0
Hong Kong                             7.0          3.7
Indonesia                             0.5          --
Italy                                 1.7          3.3
Japan                                29.1         31.3
Korea                                 0.6          --
Malaysia                              1.5          1.4
Mexico                                0.7          --
Netherlands                          11.2          5.2
Norway                                --           0.6
Philippines                           0.8          --
Singapore                             2.1          1.1
Spain                                 --           2.3
Sweden                                2.3          2.6
Switzerland                          13.0          6.3
Thailand                              0.3          --
United Kingdom                        9.4         19.8
Other                                 --           0.9
--------------------------------------------------------------------------------
Total                               100.0%       100.0%

PERFORMANCE SUMMARY
Money Market Portfolio



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: MAY 2, 1991-SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
                 MONEY MARKET PORTFOLIO            AVERAGE
                                                    FUND*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------------------------------
1991          0.0%        2.3%        2.3%           2.3%
1992          0.0         4.1         4.1            3.8
1993          0.0         3.1         3.1            2.6
1994          0.0         3.6         3.6            3.1
1995          0.0         5.8         5.8            5.3
1996          0.0         5.5         5.5            4.9
1997          0.0         5.5         5.5            4.9

*Average Money Market Fund.
See Financial Highlights table on page 48 for dividend information for the past five years.


CUMULATIVE PERFORMANCE: MAY 2, 1991-SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

             MONEY MARKET       AVERAGE MONEY        SALOMON THREE-MONTH
              PORTFOLIO          MARKET FUND            TREASURY INDEX
              ---------          -----------            --------------
May 2, 91       10000              10000                    10000
1991 06         10095              10044                    10046
1991 09         10235              10178                    10137
1991 12         10360              10302                    10309
1992 03         10464              10399                    10414
1992 06         10564              10487                    10507
1992 09         10656              10565                    10548
1992 12         10739              10641                    10682
1993 03         10819              10709                    10765
1993 06         10899              10774                    10838
1993 09         10981              10843                    10873
1993 12         11064              10919                    11012
1994 03         11148              10987                    11101
1994 06         11251              11075                    11201
1994 09         11380              11182                    11275
1994 12         11528              11317                    11479
1995 03         11695              11464                    11642
1995 06         11867              11619                    11804
1995 09         12037              11770                    11917
1995 12         12206              11925                    12139
1996 03         12365              12064                    12298
1996 06         12525              12202                    12446
1996 09         12697              12345                    12552
1996 12         12867              12498                    12776
1997 03         13034              12638                    12941
1997 06         13209              12790                    13101
1997 09         13393              13060                    13271


--------------------------------------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 1997
                                           ---------------------------------------
                                                                          SINCE     FINAL VALUE OF A
                                               1 YEAR      5 YEARS      INCEPTION  $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------
Money Market Portfolio                         5.48%         4.68%        4.66%            $13,393
Average Money Market Fund                      4.86          4.15         4.19              13,010
Salomon Three-Month Treasury Index             5.24          4.60         4.51              13,271
--------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE INCEPTION
                                                 INCEPTION                            --------------------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
----------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                            5/2/91         5.48%       4.68%         0.00%        4.66%       4.66%
----------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
High-Grade Bond Portfolio



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: APRIL 29, 1991-SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
                HIGH-GRADE BOND PORTFOLIO          LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------------------------------
1991           2.4%        3.1%         5.5%         6.2%
1992           4.2         7.3         11.5         12.6
1993           3.3         6.3          9.6         10.0
1994          -8.9         5.6         -3.3         -3.2
1995           6.6         7.2         13.8         14.1
1996          -1.7         6.5          4.8          4.9
1997           2.7         6.9          9.6          9.7

*Lehman Aggregate Bond Index.
See Financial Highlights table on page 49 for dividend and capital gains information for the past five years.

Cumulative Performance: April 29, 1991-September 30, 1997
--------------------------------------------------------------------------------

            HIGH-GRADE       AVERAGE INTERMEDIATE-TERM    LEHMAN AGGREGATE
           BOND PORTFOLIO      U.S. GOVERNMENT FUND         BOND INDEX
           --------------      --------------------         ----------
Apr 29, 91     10000                 10000                    10000
1991 06        10033                 10044                    10054
1991 09        10548                 10582                    10623
1991 12        11069                 11119                    11165
1992 03        10887                 10945                    11022
1992 06        11310                 11328                    11465
1992 09        11758                 11847                    11956
1992 12        11775                 11794                    11991
1993 03        12243                 12263                    12487
1993 06        12562                 12474                    12816
1993 09        12892                 12796                    13149
1993 12        12882                 12768                    13160
1994 03        12524                 12469                    12783
1994 06        12398                 12240                    12649
1994 09        12466                 12316                    12726
1994 12        12537                 12293                    12776
1995 03        13135                 12873                    13420
1995 06        13923                 13462                    14237
1995 09        14190                 13713                    14515
1995 12        14798                 14220                    15135
1996 03        14510                 14009                    14867
1996 06        14592                 13968                    14952
1996 09        14871                 14229                    15226
1996 12        15320                 14602                    15685
1997 03        15227                 14551                    15597
1997 06        15779                 14929                    16170
1997 09        16297                 15412                    16711


------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                                            PERIODS ENDED SEPTEMBER 30, 1997
                                                                     ---------------------------------------------
                                                                          SINCE            FINAL VALUE OF A
                                               1 YEAR      5 YEARS      INCEPTION          $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------------
High-Grade Bond Portfolio                       9.60%        6.75%        7.90%              $16,297
Average Intermediate-Term U.S. Government Fund  8.17         5.38         6.97                15,412
Lehman Aggregate Bond Index                     9.71         6.92         8.32                16,711
------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE INCEPTION
                                                 INCEPTION                                -------------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------------
High-Grade Bond Portfolio                         4/29/91        9.60%       6.75%         1.21%        6.69%       7.90%
-------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
High Yield Bond Portfolio



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 3, 1996-SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
                HIGH YIELD BOND PORTFOLIO          LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
1996          1.5%        3.1%        4.6%         3.7%
1997          4.4%        9.7%        14.1%        14.5%
--------------------------------------------------------------------------------

*Lehman High Yield Bond Index.
See Financial Highlights table on page 49 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: JUNE 3, 1996-SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

               HIGH YIELD         AVERAGE HIGH YIELD      LEHMAN HIGH YIELD
             BOND PORTFOLIO           BOND FUND              BOND INDEX
             --------------           ---------              ----------
Jun 6, 96       10000                   10000                  10000
1996 06          9973                    9973                   9973
1996 09         10456                   10437                  10372
1996 12         10896                   10816                  10734
1997 03         10943                   10896                  10855
1997 06         11499                   11446                  11358
1997 09         11933                   12077                  11869

------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED SEPTEMBER 30, 1997
                                              -----------------------------------      FINAL VALUE OF A
                                              1 YEAR              SINCE INCEPTION     $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio                     14.12%                  14.25%                $11,933
Average High Yield Bond Fund                  15.61                   15.29                  12,077
Lehman High Yield Bond Index                  14.49                   13.80                  11,869
------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997

--------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                                --------------------------------
                                                   DATE        1 YEAR                     CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio                         6/3/96       14.12%                      4.50%        9.75%      14.25%
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Balanced Portfolio



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: MAY 23, 1991-SEPTEMBER 30, 1997

-----------------------------------------------------------------
                   BALANCED PORTFOLIO             COMPOSITE
                                                   INDEX*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------------
1991           2.5%        0.0%         2.5%         2.8%
1992           5.7         4.6         10.3         12.3
1993           7.2         6.9         14.1         13.7
1994          -0.8         3.5          2.7         -0.4
1995          18.5         5.2         23.7         26.6
1996          11.1         4.2         15.3         14.3
1997          26.0         1.6         27.6         30.2

*65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index. See Financial Highlights table on page 50 for dividend and capital gains information for the past five years. *65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.

CUMULATIVE PERFORMANCE: MAY 23,1991-SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

               BALANCED     AVERAGE
              PORTFOLIO   BALANCED FUND  COMPOSITE INDEX*  S&P 500 INDEX
              ---------   -------------  ----------------  -------------
May 23, 91      10000         10000          10000             10000
1991 06          9750          9692           9695              9929
1991 09         10250         10319          10280             10460
1991 12         10839         11113          11070             11337
1992 03         10614         10979          10820             11050
1992 06         10989         11015          11119             11260
1992 09         11305         11361          11541             11615
1992 12         11617         11903          11959             12200
1993 03         12216         12385          12517             12733
1993 06         12550         12500          12713             12795
1993 09         12898         12926          13124             13126
1993 12         13148         13179          13288             13430
1994 03         12622         12756          12748             12921
1994 06         12811         12527          12676             12975
1994 09         13243         12890          13075             13609
1994 12         13068         12847          13135             13607
1995 03         14143         13629          14276             14932
1995 06         15352         14530          15606             16358
1995 09         16375         15338          16553             17658
1995 12         17307         16083          17564             18721
1996 03         17889         16500          17879             19725
1996 06         18136         16785          18416             20611
1996 09         18874         17249          18912             21248
1996 12         20116         18296          20213             23019
1997 03         20223         18272          20411             23636
1997 06         22662         20043          23082             27762
1997 09         24083         21394          24630             29842


--------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED SEPTEMBER 30, 1997
                         ------------------------------------
                                                   SINCE       FINAL VALUE OF A
                         1 YEAR       5 YEAR      INCEPTION   $10,000 INVESTMENTS
--------------------------------------------------------------------------------
Balanced Portfolio       27.60%        16.33%        14.83%         $24.083
Average Balanced Fund    24.03         13.49         17.71           21,394
Composite Index*         30.23         16.37         15.24           24,630
S&P 500 Index            40.45         20.77         18.77           29,842




AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                INCEPTION                                 -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                5/23/91       27.60%      16.33%        10.73%        4.10%      14.83%
-------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Equity Index Portfolio



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: APRIL 29, 1991-SEPTEMBER 30, 1997

----------------------------------------------------------------
                 EQUITY INDEX PORTFOLIO            S&P 500
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------------
1991         4.5%        0.0%         4.5%          5.4%
1992         8.3         2.4         10.7          11.1
1993         9.5         3.2         12.7          13.0
1994         1.6         1.9          3.5           3.7
1995        26.6         2.9         29.5          29.7
1996        17.8         2.4         20.2          20.3
1997        38.9         1.4         40.3          40.4

See Financial Highlights table on page 50 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: APRIL 29, 1991-SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

             EQUITY INDEX    AVERAGE GROWTH
              PORTFOLIO      & INCOME FUND        S&P 500 INDEX
              ---------      -------------        -------------
Apr 29, 91      10000           10000               10000
1991 06          9940            9952               10001
1991 09         10450           10528               10536
1991 12         11317           11268               11420
1992 03         11023           11215               11131
1992 06         11226           11233               11343
1992 09         11573           11560               11700
1992 12         12151           12239               12290
1993 03         12672           12772               12826
1993 06         12725           12874               12889
1993 09         13040           13351               13222
1993 12         13338           13612               13528
1994 03         12820           13162               13015
1994 06         12873           13121               13070
1994 09         13501           13738               13709
1994 12         13490           13506               13707
1995 03         14806           14585               15041
1995 06         16205           15785               16477
1995 09         17485           16988               17787
1995 12         18532           17738               18858
1996 03         19523           18675               19870
1996 06         20392           19320               20762
1996 09         21015           19951               21403
1996 12         22767           21447               23187
1997 03         23361           21627               23809
1997 06         27437           24854               27966
1997 09         29487           27163               30060


-------------------------------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 1997
                                               ----------------------------------
                                                                          SINCE     FINAL VALUE OF A
                                               1 YEAR      5 YEARS      INCEPTION  $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
Equity Index Portfolio                         40.31%      20.57%        18.34%              $29,487
Average Growth & Income Fund                   36.15       18.63         16.84                27,163
S&P 500 Index                                  40.45       20.77         18.69                30,060
-------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997

--------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                INCEPTION                                 --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio                            4/29/91       40.31%      20.57%        15.95%        2.39%      18.34%
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Equity Income Portfolio



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 7, 1993-SEPTEMBER 30, 1997

--------------------------------------------------------------
                 EQUITY INCOME PORTFOLIO           S&P 500
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------------
1993          5.7%       1.1%         6.8%          3.4%
1994         -4.8        3.2         -1.6           3.7
1995         20.0        5.7         25.7          29.7
1996         14.8        4.3         19.1          20.3
1997         36.6        1.5         38.1          40.4

See Financial Highlights table on page 51 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: JUNE 7, 1993-SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

            EQUITY INCOME     AVERAGE EQUITY
              PORTFOLIO         INCOME FUND          S&P 500 INDEX
              ---------         -----------          -------------
Jun 7, 93       10000             10000                 10000
1993 06         10090             10090                 10078
1993 09         10681             10531                 10338
1993 12         10521             10629                 10578
1994 03         9862              10231                 10177
1994 06         10046             10276                 10219
1994 09         10506             10655                 10719
1994 12         10390             10373                 10717
1995 03         11432             11127                 11761
1995 06         12118             11908                 12884
1995 09         13205             12788                 13907
1995 12         14432             13501                 14745
1996 03         14827             14069                 15536
1996 06         15476             14539                 16233
1996 09         15722             14940                 16735
1996 12         17129             16046                 18130
1997 03         17763             16265                 18616
1997 06         20109             18425                 21866
1997 09         21705             20073                 23504

------------------------------------------------------------------------------------------------------
                                               AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED SEPTEMBER 30, 1997
                                          -------------------------------------   FINAL VALUE OF A
                                          1 YEAR              SINCE INCEPTION     $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Equity Income Portfolio                   38.05%                  19.67%               $21,705
Average Equity Income Fund                 34.15                  17.52                 20,073
S&P 500 Index                              40.45                   21.90                23,504
------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE INCEPTION
                                                 INCEPTION                                -------------------------------------
                                                   DATE        1 YEAR                     CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio                           6/7/93        38.05%                    15.95%        3.72%      19.67%
-------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Growth Portfolio



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 7, 1993-SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
                    GROWTH PORTFOLIO               S&P 500
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------------------------------
1993          2.6%        0.0%         2.6%          3.4%
1994          5.2         0.7          5.9           3.7
1995         30.7         1.3         32.0          29.7
1996         26.4         1.4         27.8          20.3
1997         27.4         1.4         28.8          40.4

See Financial Highlights table on page 51 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: JUNE 7, 1993-SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

            GROWTH PORTFOLIO     AVERAGE GROWTH FUND      S&P 500 INDEX
Jun 7, 93       10000                  10000                10000
1993 06         10160                  10160                10078
1993 09         10260                  10669                10338
1993 12         10601                  10900                10578
1994 03         10279                  10525                10177
1994 06         10349                  10259                10219
1994 09         10863                  10799                10719
1994 12         11056                  10666                10717
1995 03         12083                  11453                11761
1995 06         13365                  12541                12884
1995 09         14341                  13593                13907
1995 12         15293                  13951                14745
1996 03         16367                  14695                15536
1996 06         17545                  15325                16233
1996 09         18327                  15753                16735
1996 12         19407                  16635                18130
1997 03         19549                  16421                18616
1997 06         22863                  18997                21866
1997 09         23598                  21075                23504

----------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED SEPTEMBER 30, 1997
                                           --------------------------------------      FINAL VALUE OF A
                                              1 YEAR              SINCE INCEPTION     $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------
Growth Portfolio                              28.76%                 22.01%               $23,598
Average Growth Fund                           33.52                  18.86                 21,075
S&P 500 Index                                 40.45                  21.90                 23,504
----------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                                ------------------------------------
                                                   DATE        1 YEAR                     CAPITAL      INCOME      TOTAL
------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                  6/7/93        28.76%                    20.93%        1.08%      22.01%
------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Small Company Growth Portfolio



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 3, 1996-SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
             SMALL COMPANY GROWTH PORTFOLIO     RUSSELL 2000
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------------------------------
1996         -1.6%        0.0%        -1.6%        -4.4%
1997         21.6         0.6         22.2         33.2

See Financial Highlights table on page 52 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: JUNE 3, 1996-SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

            SMALL COMPANY       AVERAGE SMALL COMPANY
           GROWTH PORTFOLIO        GROWTH FUND          RUSSELL 2000 INDEX
           ----------------        -----------          ------------------
Jun 3, 96       10000                10000                  10000
1996 06          9530                 9530                   9530
1996 09          9840                 9698                   9562
1996 12          9751                 9942                  10060
1997 03          8887                 9276                   9539
1997 06         10062                10835                  11086
1997 09         12021                12645                  12736

--------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED SEPTEMBER 30, 1997
                                              -----------------------------------    FINAL VALUE OF A
                                              1 YEAR              SINCE INCEPTION   $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
Small Company Growth Portfolio                 22.16%                  14.91%            $12,021
Average Small Company Growth Fund              30.39                   19.36              12,645
Russell 2000 Index                             33.19                   20.01              12,736
--------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                INCEPTION                               ---------------------------------------
                                                   DATE        1 YEAR                     CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Portfolio                    6/3/96        22.16%                    14.54%        0.37%      14.91%
-------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
International Portfolio



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 3, 1994-SEPTEMBER 30, 1997

--------------------------------------------------------------------------------
                 INTERNATIONAL PORTFOLIO          MSCI EAFE
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------------------------------
1994          3.1%        0.0%         3.1%         0.1%
1995         10.6         0.6         11.2          6.1
1996         11.8         1.6         13.4          8.9
1997         17.2         1.4         18.6         12.5

See Financial Highlights table on page 52 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: JUNE 3, 1994-SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                             AVERAGE INTERNATIONAL
                    INTERNATIONAL PORTFOLIO       STOCK FUND                MSCI EAFE INDEX
                    -----------------------       ----------                ---------------
6/3/94                  10000                     10000                       10000
199406                   9990                      9990                        9990
199409                  10310                     10316                       10006
199412                  10159                      9881                        9911
199503                  10138                      9736                       10103
199506                  10883                     10083                       10185
199509                  11466                     10631                       10617
199512                  11773                     10852                       11056
199603                  12447                     11312                       11384
199606                  12926                     11659                       11572
199609                  12998                     11631                       11566
199612                  13492                     12136                       11759
199703                  13768                     12314                       11583
199706                  15706                     13565                       13096
199709                  15409                     13761                       13012

--------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED SEPTEMBER 30, 1997
                                              -----------------------------------       FINAL VALUE OF A
                                              1 YEAR              SINCE INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------
International Portfolio                        18.55%                  13.88%               $15,409
Average International Stock Fund               18.43                   10.07                  13,761
MSCI EAFE Index                                12.49                    8.24                  13,012
--------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                               ---------------------------------------
                                                   DATE        1 YEAR                     CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------------
International Portfolio                           6/3/94        18.55%                    12.82%        1.06%      13.88%
--------------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
September 30, 1997



The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Variable Insurance Fund Portfolios, and the Report Of Independent Accountants are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately. The International Portfolio's realized and unrealized gains (losses) on investment securities include the effect of foreign currency movements on security values. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

----------------------------------------------------------------------------------------------------------------------------
                                                           MONEY         HIGH-GRADE         HIGH YIELD
                                                          MARKET               BOND               BOND          BALANCED
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                     -----------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30, 1997
                                                     -----------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                 --                 --                 --           $ 6,387
                                                     -----------------------------------------------------------------------
    Interest                                             $19,873            $10,969             $4,734            10,321
----------------------------------------------------------------------------------------------------------------------------
        Total Income                                      19,873             10,969              4,734            16,708
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                             53                 24                 34               397
        Performance Adjustment                                --                 --                 --                (6)
    The Vanguard Group--Note C
        Management and Administrative                        523                337                107               762
        Marketing and Distribution                           106                 27                  7                62
    Custodian Fees                                            27                 54                  2                 6
    Auditing Fees                                              9                  9                  7                10
    Shareholders' Reports                                     13                 10                  2                20
    Annual Meeting and Proxy Costs                             1                  1                 --                 1
    Trustees' Fees and Expenses                                1                 --                 --                 1
                                                     -----------------------------------------------------------------------
        Total Expenses                                       733                462                159             1,253
        Expenses Paid Indirectly--Note C                      --                 --                 --               (37)
                                                     -----------------------------------------------------------------------
        Net Expenses                                         733                462                159             1,216
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     19,140             10,507              4,575            15,492
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                --                 45                125            23,864
    Futures Contracts                                         --                 --                 --                --
    Foreign Currencies and Forward Currency Contracts         --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                      --                 45                125            23,864
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                     --              4,504              2,050            55,895
    Futures Contracts                                         --                 --                 --                --
    Foreign Currencies and Forward Currency Contracts         --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)              --              4,504              2,050            55,895
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                            $19,140            $15,056             $6,750           $95,251
============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   SMALL
                                                          EQUITY            EQUITY                               COMPANY
                                                           INDEX            INCOME             GROWTH             GROWTH
                                                       PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                   ----------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30, 1997
                                                   ----------------------------------------------------------------------
                                                           (000)             (000)              (000)              (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                           $  9,850           $ 6,761            $ 4,668            $   311
    Interest                                               1,096               134                949                422
                                                   ----------------------------------------------------------------------
        Total Income                                      10,946             6,895              5,617                733
                                                   ----------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                             12               203                575                107
        Performance Adjustment                                --                --                 --                (22)
    The Vanguard Group--Note C
        Management and Administrative                      1,105               451                760                159
        Marketing and Distribution                            84                31                 60                  9
    Custodian Fees                                             9                16                 12                  4
    Auditing Fees                                             10                 9                  9                  7
    Shareholders' Reports                                     25                13                 19                  5
    Annual Meeting and Proxy Costs                             2                 1                  2                  1
    Trustees' Fees and Expenses                                1                 1                  1                 --
                                                   ----------------------------------------------------------------------
        Total Expenses                                     1,248               725              1,438                270
        Expenses Paid Indirectly--Note C                      --                --                 --                 --
                                                   ----------------------------------------------------------------------
        Net Expenses                                       1,248               725              1,438                270
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                      9,698             6,170              4,179                463
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                               976             5,925             12,234               (558)
    Futures Contracts                                      5,555                --                 --                 --
    Foreign Currencies and Forward Currency Contracts         --                --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                   6,531             5,925             12,234               (558)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                165,973            51,449             75,855             20,663
    Futures Contracts                                        295                --                 --                 --
    Foreign Currencies and Forward Currency Contracts         --                --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                       166,268            51,449             75,855             20,663
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                           $182,497           $63,544            $92,268            $20,568
=========================================================================================================================

STATEMENT OF OPERATIONS (continued)
------------------------------------------------------------------------------------------------------------------------
                                                                                                           INTERNATIONAL
                                                                                                               PORTFOLIO
                                                                                                      ------------------
                                                                                                              YEAR ENDED
                                                                                                      SEPTEMBER 30, 1997
                                                                                                      ------------------
                                                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                                                  $  3,251
    Interest                                                                                                         536
                                                                                                      ------------------
        Total Income                                                                                               3,787
                                                                                                      ------------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                    255
        Performance Adjustment                                                                                        60
    The Vanguard Group--Note C
        Management and Administrative                                                                                445
        Marketing and Distribution                                                                                    34
    Custodian Fees                                                                                                   106
    Auditing Fees                                                                                                      8
    Shareholders' Reports                                                                                             14
    Annual Meeting and Proxy Costs                                                                                     1
    Trustees' Fees and Expenses                                                                                        1
                                                                                                      ------------------
        Total Expenses                                                                                               924
        Expenses Paid Indirectly--Note C                                                                              --
                                                                                                      ------------------
        Net Expenses                                                                                                 924
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                              2,863
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------
    Investment Securities Sold                                                                                       881
    Futures Contracts                                                                                                 --
    Foreign Currencies and Forward Currency Contracts                                                              1,608
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                                           2,489
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                         28,458
    Futures Contracts                                                                                                 --
    Foreign Currencies and Forward Currency Contracts                                                               (127)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                  28,331
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $33,683
========================================================================================================================

*Dividends for the International Portfolio are net of foreign withholding taxes of $345,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Money Market, High-Grade Bond, and High Yield Bond Portfolios distribute their income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The other Portfolios' amounts of Distributions--Net Investment Income, and all Portfolios' amounts of Distributions--Realized Capital Gain, may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                              MONEY MARKET                                 HIGH-GRADE
                                                                PORTFOLIO                               BOND PORTFOLIO
                                                     --------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------------------------------------------
                                                            1997              1996               1997               1996
                                                           (000)             (000)              (000)              (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                               $ 19,140          $ 12,917           $ 10,507           $  8,605
    Realized Net Gain (Loss)                                  --                (1)                45               (160)
    Change in Unrealized Appreciation (Depreciation)          --                --              4,504             (2,543)
                                                     --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                     19,140            12,916             15,056              5,902
                                                     --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (19,140)          (12,917)           (10,507)            (8,605)
    Realized Capital Gain                                     --                --                 --                 --
                                                     --------------------------------------------------------------------
        Total Distributions                              (19,140)          (12,917)           (10,507)            (8,605)
                                                     --------------------------------------------------------------------
NET EQUALIZATION CREDITS--Note A                              --                --                --                  --
                                                     --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               816,202           349,178             72,451             37,846
    Issued in Lieu of Cash Distributions                  19,140            12,917             10,507              8,605
    Redeemed                                            (727,724)         (295,480)           (39,093)           (24,717)
                                                     --------------------------------------------------------------------
        Net Increase from Capital Share Transactions     107,618            66,615             43,865             21,734
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       107,618            66,614             48,414             19,031
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                    284,981           218,367            139,476            120,445
                                                     --------------------------------------------------------------------
    End of Year                                         $392,599          $284,981           $187,890           $139,476
=========================================================================================================================

(1) Shares Issued (Redeemed)
    Issued                                               816,202           349,178              6,960              3,612
    Issued in Lieu of Cash Distributions                  19,140            12,917              1,007                829
    Redeemed                                            (727,724)         (295,480)            (3,751)            (2,394)
                                                     --------------------------------------------------------------------
        Net Increase in Shares Outstanding               107,618            66,615              4,216              2,047
=========================================================================================================================

STATEMENT OF CHANGES (continued)
--------------------------------------------------------------------------------------------------------------------------
                                                               HIGH YIELD                              BALANCED
                                                             BOND PORTFOLIO                            PORTFOLIO
                                                   -----------------------------------------------------------------------
                                                                                                 YEAR ENDED SEPTEMBER 30,
                                                      YEAR ENDED         JUN. 3* TO            ---------------------------
                                                   SEP. 30, 1997      SEP. 30, 1996               1997               1996
                                                           (000)              (000)              (000)              (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                $ 4,575            $   438          $  15,492          $  12,453
    Realized Net Gain (Loss)                                 125                 24             23,864             14,027
    Change in Unrealized Appreciation (Depreciation)       2,050                319             55,895             16,862
                                                    ----------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                      6,750                781             95,251             43,342
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                 (4,575)              (438)            (4,238)           (10,994)
    Realized Capital Gain                                    (25)                --            (12,490)                --
                                                    ----------------------------------------------------------------------
        Total Distributions                               (4,600)              (438)           (16,728)           (10,994)
                                                    ----------------------------------------------------------------------
NET EQUALIZATION CREDITS--Note A                              --                 --                 --                 68
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                81,826             21,643            109,112             41,663
    Issued in Lieu of Cash Distributions                   4,600                438             16,728             10,957
    Redeemed                                             (25,934)              (179)           (66,658)           (34,733)
                                                    ----------------------------------------------------------------------
        Net Increase from Capital Share Transactions      60,492             21,902             59,182             17,887
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                        62,642             22,245            137,705             50,303
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                   22,245                 --            330,074            279,771
                                                    ----------------------------------------------------------------------
    End of Period                                        $84,887            $22,245           $467,779           $330,074
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                 7,895              2,166              6,790              2,993
    Issued in Lieu of Cash Distributions                     443                 44              1,151                803
    Redeemed                                              (2,512)               (18)            (4,193)            (2,490)
                                                    ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                 5,826              2,192              3,748              1,306
==========================================================================================================================

*Commencement of operations.

---------------------------------------------------------------------------------------------------------------------------
                                                              EQUITY INDEX                          EQUITY INCOME
                                                                PORTFOLIO                             PORTFOLIO
                                                   ------------------------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                   ------------------------------------------------------------------------
                                                            1997               1996               1997              1996
                                                           (000)              (000)              (000)             (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                               $  9,698           $  7,272           $  6,170          $  4,439
    Realized Net Gain (Loss)                               6,531              2,002              5,925             1,805
    Change in Unrealized Appreciation (Depreciation)     166,268             52,345             51,449            13,769
                                                    -----------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                    182,497             61,619             63,544            20,013
                                                    -----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                 (4,266)            (6,270)            (1,585)           (4,148)
    Realized Capital Gain                                 (2,021)            (2,318)            (1,796)             (469)
                                                    -----------------------------------------------------------------------
        Total Distributions                               (6,287)            (8,588)            (3,381)           (4,617)
                                                    -----------------------------------------------------------------------
NET EQUALIZATION CREDITS--Note A                              --                 --                 --               267
                                                    -----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               247,088             95,701            107,054            44,342
    Issued in Lieu of Cash Distributions                   6,287              8,588              3,381             4,602
    Redeemed                                            (117,809)           (27,507)           (41,578)          (13,910)
                                                    -----------------------------------------------------------------------
        Net Increase from Capital Share Transactions     135,566             76,782             68,857            35,034
---------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       311,776            129,813            129,020            50,697
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                    405,895            276,082            142,189            91,492
                                                    -----------------------------------------------------------------------
    End of Year                                         $717,671           $405,895           $271,209          $142,189
===========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                11,303              5,632              6,672             3,441
    Issued in Lieu of Cash Distributions                     341                543                244               367
    Redeemed                                              (5,455)            (1,616)            (2,626)           (1,064)
                                                    -----------------------------------------------------------------------
        Net Increase in Shares Outstanding                 6,189              4,559              4,290             2,744
===========================================================================================================================

STATEMENT OF CHANGES (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                 GROWTH                             SMALL COMPANY
                                                                PORTFOLIO                         GROWTH PORTFOLIO
                                                    --------------------------------     ----------------------------------
                                                        YEAR ENDED SEPTEMBER 30,            YEAR ENDED        JUN. 3* TO
                                                    --------------------------------     ----------------------------------
                                                            1997               1996      SEP. 30, 1997     SEP. 30, 1996
                                                           (000)              (000)              (000)             (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                               $  4,179           $  2,798           $    463           $   174
    Realized Net Gain (Loss)                              12,234             11,233               (558)             (568)
    Change in Unrealized Appreciation (Depreciation)      75,855             38,424             20,663               284
                                                     ----------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                     92,268             52,455             20,568              (110)
                                                     ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                 (2,913)            (1,877)              (190)               --
    Realized Capital Gain                                (11,246)            (2,230)                --                --
                                                     ----------------------------------------------------------------------
        Total Distributions                              (14,159)            (4,107)              (190)               --
                                                     ----------------------------------------------------------------------
NET EQUALIZATION CREDITS--Note A                              --                 --                 --                --
                                                     ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               189,268             86,806             99,236            46,109
    Issued in Lieu of Cash Distributions                  14,159              4,107                190                --
    Redeemed                                             (96,819)           (25,301)           (30,861)           (1,820)
                                                     ----------------------------------------------------------------------
        Net Increase from Capital Share Transactions     106,608             65,612             68,565            44,289
---------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       184,717            113,960             88,943            44,179
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                  275,602            161,642             44,179                --
                                                     ----------------------------------------------------------------------
    End of Period                                       $460,319           $275,602           $133,122           $44,179
===========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                 9,841              5,521              9,757             4,687
    Issued in Lieu of Cash Distributions                     846                293                 20                --
    Redeemed                                              (4,969)            (1,603)            (3,146)             (199)
                                                     ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                 5,718              4,211              6,631             4,488
===========================================================================================================================

*Commencement of operations.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    INTERNATIONAL
                                                                                                      PORTFOLIO
                                                                                           --------------------------------
                                                                                              YEAR ENDED SEPTEMBER 30,
                                                                                           --------------------------------
                                                                                                  1997              1996
                                                                                                 (000)             (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                  $    2,863        $    1,807
    Realized Net Gain (Loss)                                                                    2,489             3,644
    Change in Unrealized Appreciation (Depreciation)                                           28,331             9,849
                                                                                           --------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                        33,683            15,300
                                                                                           --------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                      (1,802)           (1,281)
    Realized Capital Gain                                                                      (4,118)               --
                                                                                           --------------------------------
        Total Distributions                                                                    (5,920)           (1,281)
                                                                                           --------------------------------
NET EQUALIZATION CREDITS--Note A                                                                   --                --
                                                                                           --------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                    107,424            68,539
    Issued in Lieu of Cash Distributions                                                        5,920             1,281
    Redeemed                                                                                  (56,513)          (11,933)
                                                                                           --------------------------------
        Net Increase from Capital Share Transactions                                           56,831            57,887
---------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                             84,594            71,906
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                         161,522            89,616
                                                                                           --------------------------------
    End of Year                                                                              $246,116          $161,522
===========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                      7,928             5,699
    Issued in Lieu of Cash Distributions                                                          489               115
    Redeemed                                                                                   (4,189)             (990)
                                                                                           --------------------------------
        Net Increase in Shares Outstanding                                                      4,228             4,824
===========================================================================================================================

                                       47

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; and how much it costs to operate the Portfolio.

        The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996 for Portfolios that invest in equity securities. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

---------------------------------------------------------------------------------------------------------------------------
                                                                                MONEY MARKET PORTFOLIO
                                                                               YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .054         .054         .056         .035         .030
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --           --
                                                          -----------------------------------------------------------------
        Total from Investment Operations                        .054         .054         .056         .035         .030
                                                          -----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.054)       (.054)       (.056)       (.035)       (.030)
    Distributions from Realized Capital Gains                     --           --           --           --           --
                                                          -----------------------------------------------------------------
        Total Distributions                                    (.054)       (.054)       (.056)       (.035)       (.030)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
===========================================================================================================================

TOTAL RETURN                                                   5.48%        5.49%        5.77%        3.63%        3.05%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $393         $285         $218         $171         $114
    Ratio of Total Expenses to Average Net Assets              0.21%        0.19%        0.23%        0.23%        0.29%
    Ratio of Net Investment Income to Average Net Assets       5.36%        5.36%        5.66%        3.66%        3.00%
    Portfolio Turnover Rate                                      N/A          N/A          N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------

                                       48


---------------------------------------------------------------------------------------------------------------------------
                                                                                 HIGH-GRADE BOND PORTFOLIO
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                            ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.29       $10.47      $  9.82       $10.94       $10.64
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .678         .670         .663         .619         .636
    Net Realized and Unrealized Gain (Loss) on Investments      .280        (.180)        .650        (.966)        .349
                                                            ---------------------------------------------------------------
        Total from Investment Operations                        .958         .490        1.313        (.347)        .985
                                                            ---------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.678)       (.670)       (.663)       (.619)       (.636)
    Distributions from Realized Capital Gains                     --           --           --        (.154)       (.049)
                                                            ---------------------------------------------------------------
        Total Distributions                                    (.678)       (.670)       (.663)       (.773)       (.685)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.57       $10.29       $10.47       $ 9.82       $10.94
===========================================================================================================================

TOTAL RETURN                                                   9.60%        4.80%       13.83%       -3.31%        9.64%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $188         $139         $120          $80          $85
    Ratio of Total Expenses to Average Net Assets              0.29%        0.25%        0.29%        0.24%        0.29%
    Ratio of Net Investment Income to Average Net Assets       6.51%        6.43%        6.58%        5.98%        5.92%
    Portfolio Turnover Rate                                      40%          56%          29%          46%          73%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                HIGH YIELD BOND PORTFOLIO
                                                                                              YEAR ENDED       JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                              SEP. 30,1997    SEP. 30, 1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $10.15           $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                           .922             .299
    Net Realized and Unrealized Gain (Loss) on Investments                                          .450             .150
                                                                                                ---------------------------
        Total from Investment Operations                                                           1.372             .449
                                                                                                ---------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                          (.922)            (.299)
    Distributions from Realized Capital Gains                                                     (.010)               --
                                                                                                ---------------------------
        Total Distributions                                                                       (.932)            (.299)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                    $10.59           $10.15
===========================================================================================================================

TOTAL RETURN                                                                                      14.12%            4.56%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                             $85              $22
    Ratio of Total Expenses to Average Net Assets                                                  0.31%          0.32%**
    Ratio of Net Investment Income to Average Net Assets                                           8.88%          9.29%**
    Portfolio Turnover Rate                                                                          30%               8%
---------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------------------------
                                                                                      BALANCED PORTFOLIO
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  1997          1996          1995        1994          1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $14.81        $13.33        $11.33      $11.58        $10.83
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .60          .565           .51         .46           .50
    Net Realized and Unrealized Gain (Loss) on Investments    3.31         1.420          2.07        (.16)          .97
                                                            ----------------------------------------------------------------
        Total from Investment Operations                      3.91         1.985          2.58         .30          1.47
                                                            ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.19)        (.505)         (.50)       (.39)         (.69)
    Distributions from Realized Capital Gains                 (.56)           --          (.08)       (.16)         (.03)
                                                            ----------------------------------------------------------------
        Total Distributions                                   (.75)        (.505)         (.58)       (.55)         (.72)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $17.97        $14.81        $13.33      $11.33        $11.58
============================================================================================================================

TOTAL RETURN                                                27.60%        15.26%        23.65%       2.67%        14.10%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $468          $330          $280        $230          $191
    Ratio of Total Expenses to Average Net Assets            0.32%         0.31%         0.36%       0.34%         0.39%
    Ratio of Net Investment Income to Average Net Assets     3.96%         4.04%         4.25%       4.11%         4.45%
    Portfolio Turnover Rate                                    25%           36%           26%         42%           41%
    Average Commission Rate Paid                            $.0462        $.0393           N/A         N/A           N/A
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                     EQUITY INDEX PORTFOLIO
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $18.32       $15.69       $12.47       $12.37       $11.32
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .34          .34          .33          .31          .34
    Net Realized and Unrealized Gain (Loss) on Investments      6.94         2.75         3.26          .12         1.07
                                                            ----------------------------------------------------------------
        Total from Investment Operations                        7.28         3.09         3.59          .43         1.41
                                                            ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.19)        (.33)        (.29)        (.23)        (.34)
    Distributions from Realized Capital Gains                   (.09)        (.13)        (.08)        (.10)        (.02)
                                                            ----------------------------------------------------------------
        Total Distributions                                     (.28)        (.46)        (.37)        (.33)        (.36)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $25.32       $18.32       $15.69       $12.47       $12.37
============================================================================================================================

TOTAL RETURN                                                  40.31%       20.19%       29.51%        3.53%       12.68%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $718         $406         $276         $186         $165
    Ratio of Total Expenses to Average Net Assets              0.23%        0.22%        0.28%        0.24%        0.29%
    Ratio of Net Investment Income to Average Net Assets       1.78%        2.13%        2.53%        2.60%        2.63%
    Portfolio Turnover Rate                                       1%           2%           2%           7%          16%
    Average Commission Rate Paid                              $.0160       $.0203          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 EQUITY INCOME PORTFOLIO
                                                                          YEAR ENDED SEPTEMBER 30,
                                                            -------------------------------------------------        JUN. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1997         1996         1995         1994       SEP. 30, 1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $13.71       $12.00       $10.05       $10.57              $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .42          .48          .46          .45                 .14
    Net Realized and Unrealized Gain (Loss) on Investments      4.69         1.75         2.02         (.63)                .54
                                                            -------------------------------------------------------------------
        Total from Investment Operations                        5.11         2.23         2.48         (.18)                .68
                                                            -------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.15)        (.46)        (.48)        (.33)               (.11)
    Distributions from Realized Capital Gains                   (.17)        (.06)        (.05)        (.01)                 --
                                                            -------------------------------------------------------------------
        Total Distributions                                     (.32)        (.52)        (.53)        (.34)               (.11)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $18.50       $13.71       $12.00       $10.05              $10.57
===============================================================================================================================

TOTAL RETURN                                                  38.05%       19.07%       25.69%       -1.64%               6.81%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                        $271         $142          $91          $68                 $50
    Ratio of Total Expenses to Average Net Assets              0.37%        0.35%        0.39%        0.34%             0.39%**
    Ratio of Net Investment Income to Average Net Assets       3.11%        3.69%        4.28%        4.57%             4.30%**
    Portfolio Turnover Rate                                       8%           8%          10%          18%                  2%
    Average Commission Rate Paid                              $.0558       $.0583          N/A          N/A                 N/A
-------------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                GROWTH PORTFOLIO
                                                                   YEAR ENDED SEPTEMBER 30,
                                                            ------------------------------------------------         JUN. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 1997          1996         1995         1994       SEP. 30, 1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $17.58        $14.10       $10.79       $10.26              $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .190           .18          .16          .14                 .04
    Net Realized and Unrealized Gain (Loss) on Investments    4.615          3.65         3.26          .46                 .22
                                                            -------------------------------------------------------------------
        Total from Investment Operations                      4.805          3.83         3.42          .60                 .26
                                                            -------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.180)         (.16)        (.11)        (.07)                 --
    Distributions from Realized Capital Gains                 (.695)         (.19)          --           --                  --
                                                            -------------------------------------------------------------------
        Total Distributions                                   (.875)         (.35)        (.11)        (.07)                 --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $21.51        $17.58       $14.10       $10.79              $10.26
===============================================================================================================================

TOTAL RETURN                                                 28.76%        27.79%       32.02%        5.87%               2.60%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                       $460          $276         $162          $82                 $36
    Ratio of Total Expenses to Average Net Assets             0.38%         0.39%        0.47%        0.38%             0.43%**
    Ratio of Net Investment Income to Average Net Assets      1.12%         1.29%        1.64%        1.55%             1.63%**
    Portfolio Turnover Rate                                     38%           42%          32%          34%                 10%
    Average Commission Rate Paid                             $.0498        $.0499          N/A          N/A                 N/A
-------------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      SMALL COMPANY GROWTH PORTFOLIO
                                                                                                        YEAR ENDED        JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                                       SEP. 30, 1997     SEP. 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                       $  9.84           $10.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                      .04              .04
    Net Realized and Unrealized Gain (Loss) on Investments                                                    2.13             (.20)
                                                                                                ------------------------------------
        Total from Investment Operations                                                                      2.17             (.16)
                                                                                                ------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                      (.04)              --
    Distributions from Realized Capital Gains                                                                   --               --
                                                                                                ------------------------------------
        Total Distributions                                                                                   (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                              $11.97           $ 9.84
====================================================================================================================================

TOTAL RETURN                                                                                                22.16%           -1.60%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                      $133              $44
    Ratio of Total Expenses to Average Net Assets                                                            0.39%          0.45%**
    Ratio of Net Investment Income to Average Net Assets                                                     0.67%          1.42%**
    Portfolio Turnover Rate                                                                                    72%              18%
    Average Commission Rate Paid                                                                            $.0472           $.0600
------------------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 INTERNATIONAL PORTFOLIO
                                                                               YEAR ENDED SEPTEMBER 30,
                                                                         --------------------------------------      JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                               1997        1996          1995       SEP. 30, 1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $12.74       $11.40       $10.31              $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                     .17          .14          .16                 .05
    Net Realized and Unrealized Gain (Loss) on Investments                   2.10         1.36          .99                 .26
                                                                         ------------------------------------------------------
        Total from Investment Operations                                     2.27         1.50         1.15                 .31
                                                                         ------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                     (.14)        (.16)        (.06)                 --
    Distributions from Realized Capital Gains                                (.32)          --           --                  --
                                                                         ------------------------------------------------------
        Total Distributions                                                  (.46)        (.16)        (.06)                 --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $14.55       $12.74       $11.40              $10.31
===============================================================================================================================

TOTAL RETURN                                                               18.55%       13.36%       11.21%               3.10%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                     $246         $162          $90                 $63
    Ratio of Total Expenses to Average Net Assets                           0.46%        0.49%        0.54%             0.30%**
    Ratio of Net Investment Income to Average Net Assets                    1.43%        1.42%        1.67%             1.91%**
    Portfolio Turnover Rate                                                   22%          19%          27%                  0%
    Average Commission Rate Paid                                           $.0327       $.0403          N/A                 N/A
-------------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Money Market, High-Grade Bond, High Yield Bond, Balanced, Equity Index, Equity Income, Growth, Small Company Growth, and International Portfolios.

      Certain investments of the Money Market, High-Grade Bond, High Yield Bond, and Balanced Portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the Portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other Portfolios:
Common stocks listed on U.S. exchanges are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

      2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

      Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

      3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index Portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

      The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

      Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

      4. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      5. EQUALIZATION: Prior to October 1996, the Balanced and Equity Income Portfolios followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed income. As a result, undistributed income per share was unaffected by capital share transactions. As of October 1, 1996, the Portfolios have discontinued equalization accounting and have reclassified accumulated net equalization credits of $2,211,000 and $607,000, respectively, from undistributed net investment income to paid in capital. These reclassifications have no effect on the Portfolios' net assets, results of operations, or net asset values per share.

      6. REPURCHASE AGREEMENTS: The Money Market Portfolio may invest in repurchase agreements secured by U.S. government obligations. The other Portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities.

      Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      7. DISTRIBUTIONS: Distributions of net investment income to shareholders of the Money Market, High-Grade Bond, and High Yield Bond Portfolios are declared daily and paid on the first business day of the following month. Annual distributions of net investment income to shareholders of the Balanced, Equity Index, Equity Income, Growth, Small Company Growth, and International Portfolios are recorded on the ex-dividend date. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      8. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, High-Grade Bond, and Equity Index Portfolios on an at-cost basis.

      Wellington Management Company, LLP; Newell Associates; and Lincoln Capital Management Company provide investment advisory services to the High Yield Bond, Equity Income, and Growth Portfolios, respectively. For the year ended September 30, 1997, the investment advisory fees of the High Yield Bond, Equity Income, and Growth Portfolios represented effective annual rates of 0.06%, 0.10%, and 0.15%, respectively, of average net assets.

      Wellington Management Company, LLP provides investment advisory services to the Balanced Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index composed of the S&P 500 Index and the Lehman Long-Term Corporate AA or Better Bond Index. For the year ended September 30, 1997, the investment advisory fee represented an effective annual basic rate of 0.10% of the Portfolio's average net assets before a decrease of $6,000 based on performance.

      Schroder Capital Management International Inc. provides investment advisory services to the International Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended September 30, 1997, the investment advisory fee represented an effective annual basic rate of 0.13% of the Portfolio's average net assets before an increase of $60,000 (0.03%) based on performance.

      Granahan Investment Management, Inc., provides investment advisory services to the Small Company Growth Portfolio for a fee calculated at an annual percentage rate of average net assets.

The basic fee is subject to quarterly adjustments based on performance relative to the Russell 2000 Index. For the year ended September 30, 1997, the investment advisory fee represented an effective annual basic rate of 0.15% of the Portfolio's average net assets before a decrease of $22,000 (an annual rate of 0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At September 30, 1997, the Fund had contributed capital aggregating $196,000 to Vanguard (included in Other Assets), representing 1.0% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

      Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commission generated; such rebates are used solely to reduce the Fund's administrative expenses. For the year ended September 30, 1997, these arrangements reduced the expenses of the Balanced Portfolio by $37,000 (0.01% of average net assets).

D. During the year ended September 30, 1997, purchases and sales of investment securities other than temporary cash investments were:

----------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT SECURITIES         OTHER INVESTMENT SECURITIES
                                          (000)                               (000)
                               ---------------------------------------------------------------
PORTFOLIO                        PURCHASES           SALES          PURCHASES         SALES
----------------------------------------------------------------------------------------------
High-Grade Bond                   $87,845          $54,514         $  25,152       $    9,188
High Yield Bond                        --               --            70,928           14,725
Balanced                           44,004           13,938           108,815           82,072
Equity Index                           --               --           136,575            5,739
Equity Income                          --               --            85,833           15,307
Growth                                 --               --           232,472          135,315
Small Company Growth                   --               --           110,016           45,552
International                          --               --            91,639           41,458
----------------------------------------------------------------------------------------------

      At September 30, 1997, the following Portfolios had available realized capital losses to offset future taxable capital gains through the following fiscal year-ends:

--------------------------------------------------------------------------------
                                                  EXPIRATION
                                              FISCAL YEARS ENDING       AMOUNT
PORTFOLIO                                        SEPTEMBER 30,          (000)
--------------------------------------------------------------------------------
High-Grade Bond                                    2003-2005         $   767
Small Company Growth                               2004-2006           1,093
--------------------------------------------------------------------------------

      Balanced and Equity Income Portfolios' gains of $2,143,000 and $363,000, respectively, on securities held for less than one year are treated as ordinary income for tax purposes and will be included in income dividends to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

      During the year ended September 30, 1997, the International Portfolio realized net foreign currency losses of $24,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At September 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

------------------------------------------------------------------------------------------
                                                         (000)
                              ------------------------------------------------------------
                                APPRECIATED            DEPRECIATED         NET UNREALIZED
PORTFOLIO                       SECURITIES             SECURITIES           APPRECIATION
------------------------------------------------------------------------------------------
High-Grade Bond                 $    4,312           $     (378)             $    3,934
High Yield Bond                      2,433                  (64)                  2,369
Balanced                           123,066                 (794)                122,272
Equity Index                       286,042               (2,832)                283,210
Equity Income                       77,787               (1,175)                 76,612
Growth                             146,904                 (359)                146,545
Small Company Growth                22,825               (1,878)                 20,947
International                       56,982              (11,326)                 45,656
------------------------------------------------------------------------------------------

      At September 30, 1997, the aggregate settlement value of open S&P 500 Index futures contracts expiring in December 1997 held by the Equity Index Portfolio and the unrealized appreciation on those contracts were $24,817,000 and $323,000, respectively.

      At September 30, 1997, the International Portfolio had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

-------------------------------------------------------------------------------------------------------
                                                             (000)
                             --------------------------------------------------------------------------
                                      CONTRACT AMOUNT
                             ---------------------------------
                                FOREIGN              U.S.           MARKET VALUE            UNREALIZED
CONTRACT SETTLEMENT DATE        CURRENCY           DOLLARS        IN U.S. DOLLARS         APPRECIATION
-------------------------------------------------------------------------------------------------------
Deliver:
12/19/97                JPY      1,460,000         $12,230           $12,229                   $1
-------------------------------------------------------------------------------------------------------

JPY--Japanese yen.

      The International Portfolio had net unrealized foreign currency losses of $8,000 resulting from the translation of other assets and liabilities at September 30, 1997.

F. The market value of securities on loan to broker/dealers at September 30, 1997, and collateral received with respect to such loans were:

--------------------------------------------------------------------------------
                                                     (000)
                              --------------------------------------------------
                                 MARKET VALUE                     CASH
                                  OF LOANED                    COLLATERAL
PORTFOLIO                         SECURITIES                    RECEIVED
--------------------------------------------------------------------------------
High Yield Bond                  $     271                   $     290
Balanced                             5,290                       5,425
Small Company Growth                 3,135                       3,376
International                       13,103                      14,123
--------------------------------------------------------------------------------

      Cash collateral received is invested in repurchase agreements.

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD VARIABLE INSURANCE FUND

This information for the fiscal year ended September 30, 1997, is included pursuant to provisions of the Internal Revenue Code.

      The High-Yield, Balanced, Equity Index, Equity Income, Growth, and International Portfolios designate $19,000, $20,293,000, $4,342,000, $5,606,000,
$10,561,000, and $627,000, respectively, as capital gain dividends (from net long-term capital gains).

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
  is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, NJ, NY, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, FL, NJ, NY, OH, PA)

VARIABLE INSURANCE FUND
  Vanguard Variable Insurance Fund


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

http://www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.


[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482


Q640-9/97 - (C) 1997 Vanguard Marketing Corporation, Distributor

VANGUARD VARIABLE INSURANCE FUND
FINANCIAL STATEMENTS
September 30, 1997



The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, which begin on page 40 of the accompanying report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. government and agency issues, corporate bonds, etc.) and by industry sector or, for international securities, by country. (The Equity Index Portfolio's S&P 500 Index securities are listed in descending market value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for Portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date; Portfolios which distribute net income to shareholders as a dividend each day usually have no Undistributed Net Income. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

  CONTENTS
  Money Market Portfolio ...............................  1
  High-Grade Bond Portfolio ............................  5
  High Yield Bond Portfolio ............................ 10
  Balanced Portfolio ................................... 14
  Equity Index Portfolio ............................... 18
  Equity Income Portfolio .............................. 23
  Growth Portfolio ..................................... 25
  Small Company Growth Portfolio ....................... 26
  International Portfolio .............................. 28
  Report Of Independent Accountants .................... 31

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                 YIELD**       DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.0%)
--------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                                                5.456%    10/5/97 (1)        $ 5,000     $  4,998
Federal Home Loan Bank                                                  5.436%   10/26/97 (1)          5,000        4,997
Federal Home Loan Bank                                                  5.508%   12/19/97 (1)          5,000        4,998
Federal Home Loan Bank                                                  5.643%   12/12/97 (1)         10,000        9,996
Federal Home Loan Mortgage Corp.                                        5.436%   10/20/97 (1)         10,000        9,994
Federal National Mortgage Assn.                                         5.476%   10/15/97 (1)          5,000        4,998
Federal National Mortgage Assn.                                         5.496%   10/13/97 (1)         10,000        9,998
Private Export Funding Corp.                                            5.556%   10/30/97 (1)          5,000        4,978
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $54,957)                                                                                                  54,957
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                 YIELD**       DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (60.1%)
--------------------------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (4.7%)
Banc One Corp.                                                           5.55%    10/6/97            $ 1,436      $ 1,435
Bank of New York Co. Inc.                                               5.287%    10/9/97              2,000        1,998
Bank of New York Co. Inc.                                               5.527%    10/6/97              5,000        4,996
CoreStates Capital Corp.                                                5.556%    10/3/97              3,000        2,999
J.P. Morgan & Co.                                                        5.55%    11/7/97              4,000        3,977
SunTrust Banks, Inc.                                                    5.574%   11/20/97              3,210        3,185
                                                                                                                 ---------
                                                                                                                   18,590
                                                                                                                 ---------
FINANCE-AUTOMOBILES (5.1%)
Daimler-Benz NA Corp.                                                   5.525%   10/16/97              5,000        4,989
Ford Motor Credit Corp.                                                 5.537%    11/5/97              3,000        2,984
Ford Motor Credit Corp.                                                 5.616%   10/16/97              2,000        1,995
Toyota Motor Credit Corp.                                               5.527%   10/15/97             10,000        9,979
                                                                                                                 ---------
                                                                                                                   19,947
                                                                                                                 ---------
FINANCE-OTHER (14.4%)
American Express Credit Corp.                                           5.538%    10/9/97              2,000        1,998
Asset Securitization Cooperative Co.                                    5.553%   10/20/97              3,000        2,991
Asset Securitization Cooperative Co.                                    5.561%   10/17/97              2,000        1,995
Asset Securitization Cooperative Co.                                    5.563%   10/15/97              2,000        1,996
Associates Corp. of North America                                       5.557%   10/30/97              5,000        4,978
Associates Corp. of North America                                       5.559%   11/21/97              3,000        2,977
Ciesco LP                                                               5.594%   10/27/97              5,000        4,980
CIT Group Holdings Inc.                                                 5.541%    10/7/97              2,000        1,998
John Deere Capital Corp.                                                5.541%    10/7/97              5,000        4,995
Delaware Funding                                                        5.567%    10/9/97              7,000        6,991
Eiger Capital Corp.                                                     5.551%   10/15/97              3,000        2,994
Eiger Capital Corp.                                                      5.57%    10/2/97              2,000        2,000
Enterprise Funding Corp.                                                 5.57%   10/31/97              5,056        5,033
Enterprise Funding Corp.                                                5.582%    11/5/97              1,207        1,201
Enterprise Funding Corp.                                                5.582%   11/12/97              1,347        1,338
General Electric Capital Corp.                                          5.559%   11/14/97              2,000        1,987
General Electric Capital Corp.                                          5.568%   10/27/97              1,025        1,021
General Electric Capital Corp.                                          5.598%    10/6/97              5,000        4,996
                                                                                                                 ---------
                                                                                                                   56,469
                                                                                                                 ---------
INDUSTRIAL (9.9%)
Archer-Daniels-Midland Co.                                              5.537%   10/17/97              5,000        4,988
Bayer Corp.                                                             5.558%   10/21/97             10,000        9,969
Cargill Inc.                                                            5.609%    10/7/97              7,000        6,994
Exxon Imperial U.S. Inc.                                                 5.53%   10/17/97              3,000        2,993
First Data Corp.                                                        5.533%   10/14/97              3,000        2,994
H.J. Heinz Co.                                                          5.536%   10/28/97              2,000        1,992
Koch Industries                                                         5.523%   10/20/97              1,442        1,438
PepsiCo Inc.                                                            5.582%    10/6/97              2,468        2,466
Pfizer Inc.                                                             5.522%   10/29/97              5,000        4,979
                                                                                                                 ---------
                                                                                                                   38,813
                                                                                                                 ---------
INSURANCE (3.5%)
General RE Corp.                                                        5.516%   10/20/97              5,000        4,986
John Hancock Capital Corp.                                              5.548%    10/3/97              2,728        2,727
MetLife Funding                                                         5.553%   10/14/97              4,868        4,858
USAA Capital Corp.                                                      5.629%    10/2/97              1,288        1,288
                                                                                                                 ---------
                                                                                                                   13,859
                                                                                                                 ---------
UTILITIES (3.9%)
Pacific Gas & Electric Co.                                              5.548%    10/1/97              2,000        2,000
SBC Communications Inc.                                                 5.548%   10/22/97              1,442        1,437
SBC Communications Inc.                                                 5.562%    11/5/97              5,000        4,973
Southern California Edison                                              5.553%   11/17/97              7,000        6,950
                                                                                                                 ---------
                                                                                                                   15,360
                                                                                                                 ---------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                 YIELD**       DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
FOREIGN BANKS (8.5%)
ABN-AMRO North America Finance Inc.                                     5.703%    1/12/98            $ 5,000      $ 4,921
Abbey National North America                                             5.61%    10/8/97              3,000        2,997
Abbey National North America                                            5.648%    10/7/97              7,000        6,994
Barclays U.S. Funding                                                    5.55%    10/8/97              8,000        7,991
Canadian Imperial Holdings Inc.                                          5.55%    10/7/97              2,000        1,998
Halifax Building Society                                                5.543%   10/14/97              2,000        1,996
UBS Finance (Delaware), Inc.                                            5.526%    10/6/97              6,275        6,270
                                                                                                                 ---------
                                                                                                                   33,167
                                                                                                                 ---------
FOREIGN GOVERNMENT (7.1%)
Caisse D'Amortissement de la Dette Sociale                               6.02%   12/29/97              5,000        4,929
Caisse des Depots et Consignations                                      5.526%   10/10/97              5,130        5,123
Caisse des Depots et Consignations                                       5.55%    10/3/97              5,000        4,998
KFW International Finance                                               5.546%   10/20/97              2,000        1,994
KFW International Finance                                               5.549%    10/1/97              2,000        2,000
KFW International Finance                                               5.554%   10/17/97              5,000        4,988
Oesterreichische Kontroll Bank                                          5.671%    1/14/98              4,000        3,935
                                                                                                                   27,967
                                                                                                                 ---------

FOREIGN INDUSTRIAL (0.5%)
Glaxo Wellcome PLC                                                      5.541%   10/22/97              2,000        1,994
                                                                                                                 ---------

FOREIGN UTILITY (2.5%)
British Telecommunications PLC                                          5.551%   10/29/97             10,000        9,957
                                                                                                                 ---------
--------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (COST $236,123)                                                                                                236,123
--------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (17.6%)
--------------------------------------------------------------------------------------------------------------------------
U.S. BANKS (0.5%)
Morgan Guaranty Trust Co.                                                5.71%     1/6/98              2,000        2,000
                                                                                                                 ---------

YANKEE CERTIFICATES OF DEPOSIT-CANADIAN BRANCHES (1.3%)
Societe Generale                                                        5.608%    12/2/97              5,000        4,952
                                                                                                                 ---------

YANKEE CERTIFICATES OF DEPOSIT-U.S. BRANCHES (15.8%)
Bank of Montreal                                                         5.58%    12/1/97              3,000        3,000
Bank of Montreal                                                         5.60%    10/8/97              2,000        2,000
Bayerische Landesbank Girozentrale                                       5.71%     2/6/98              5,000        4,997
Canadian Imperial Bank of Commerce                                       5.56%    10/2/97              5,000        5,000
Deutsche Bank AG                                                         5.75%     1/9/98              2,000        2,000
Deutsche Bank AG                                                         6.17%    4/23/98              4,000        3,999
Deutsche Bank AG                                                         6.20%    4/24/98              2,000        2,000
Dresdner Bank AG                                                         5.89%    3/13/98              9,000        9,004
Landesbank Hessen-Thueringen                                             5.96%    3/20/98             10,000       10,000
Rabobank Nederlanden                                                     5.50%    12/5/97              5,000        4,997
Rabobank Nederlanden                                                     5.81%    10/1/97              5,000        5,000
Swiss Bank                                                               5.60%    10/9/97              5,000        5,000
Swiss Bank                                                               5.70%     3/9/98              5,000        5,000
                                                                                                                 ---------
                                                                                                                   61,997
                                                                                                                 ---------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
   (COST $68,949)                                                                                                  68,949
--------------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (7.4%)
--------------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale                                       5.71%     3/2/98              5,000        5,000
Bayerische Vereinsbank AG                                                5.68%    10/1/97              7,000        7,000
Credit Agricole Indosuez                                                 5.62%    12/1/97              8,000        8,000
Deutsche Bank AG                                                         5.70%    3/10/98              5,000        5,000
National Westminster Bank PLC                                            5.54%    10/1/97              4,000        4,000
--------------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
   (COST $29,000)                                                                                                  29,000
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                 YIELD**       DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
BANK NOTE (0.8%)
--------------------------------------------------------------------------------------------------------------------------
NationsBank, N.A.
   (COST $3,000)                                                         5.55%   10/20/97            $ 3,000     $  3,000
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (COST $392,029)                                                                                                392,029
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                3,096
Liabilities                                                                                                        (2,526)
                                                                                                                 ---------
                                                                                                                      570
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 392,602,005 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                       $392,599
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
==========================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1)Floating Rate Note.

--------------------------------------------------------------------------------------------------------------------------
 AT SEPTEMBER 30, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $392,602        $1.00
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                          (3)          --
 Unrealized Appreciation                                                                                  --           --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $392,599        $1.00
==========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                 MATURITY            AMOUNT       VALUE*
HIGH-GRADE BOND PORTFOLIO                                       COUPON               DATE             (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (65.2%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (33.4%)
U.S. Treasury Bond                                              7.875%            2/15/21            $1,890     $  2,203
U.S. Treasury Bond                                               8.00%           11/15/21             1,910        2,259
U.S. Treasury Bond                                              8.125%            8/15/19             5,935        7,067
U.S. Treasury Bond                                              8.125%            8/15/21             2,925        3,502
U.S. Treasury Bond                                               8.50%            2/15/20             1,870        2,312
U.S. Treasury Bond                                               8.75%            5/15/17               505          633
U.S. Treasury Bond                                               8.75%            5/15/20               525          665
U.S. Treasury Bond                                              8.875%            8/15/17             2,350        2,980
U.S. Treasury Bond                                              8.875%            2/15/19               660          842
U.S. Treasury Bond                                              9.125%            5/15/18               510          663
U.S. Treasury Bond                                             10.375%           11/15/09             1,595        1,969
U.S. Treasury Bond                                             10.375%           11/15/12             1,915        2,490
U.S. Treasury Bond                                              10.75%            8/15/05               875        1,122
U.S. Treasury Bond                                             11.625%           11/15/02             1,000        1,244
U.S. Treasury Bond                                              14.00%           11/15/11             1,065        1,632
U.S. Treasury Inflation-Indexed Note                            3.375%            1/15/07               593          581
U.S. Treasury Inflation-Indexed Note                            3.625%            7/15/02               301          300
U.S. Treasury Note                                              5.125%           11/30/98               300          298
U.S. Treasury Note                                               5.50%           11/15/98             1,075        1,073
U.S. Treasury Note                                              5.625%           11/30/98               600          599
U.S. Treasury Note                                               5.75%           10/31/00               100          100
U.S. Treasury Note                                              5.875%            2/28/99               550          551
U.S. Treasury Note                                              5.875%           11/15/05               175          172
U.S. Treasury Note                                               6.25%           10/31/01               400          404
U.S. Treasury Note                                               6.25%            1/31/02             3,175        3,205
U.S. Treasury Note                                               6.25%            2/28/02             1,250        1,262
U.S. Treasury Note                                               6.25%            2/15/03                45           45
U.S. Treasury Note                                              6.375%            5/15/99             1,900        1,917
U.S. Treasury Note                                               6.50%            4/30/99             1,400        1,416
U.S. Treasury Note                                               6.50%            5/31/02               475          484
U.S. Treasury Note                                              6.625%            3/31/02               550          563
U.S. Treasury Note                                               6.75%            6/30/99             2,950        2,997
U.S. Treasury Note                                               6.75%            4/30/00               175          179
U.S. Treasury Note                                              6.875%            3/31/00               675          691
U.S. Treasury Note                                              6.875%            5/15/06             3,950        4,130
U.S. Treasury Note                                               7.00%            4/15/99               225          229
U.S. Treasury Note                                               7.00%            7/15/06             1,780        1,877
U.S. Treasury Note                                              7.125%            2/29/00               350          360
U.S. Treasury Note                                               7.25%            8/15/04               120          128
U.S. Treasury Note                                               7.50%           10/31/99               750          774
U.S. Treasury Note                                               7.75%           11/30/99               675          701
U.S. Treasury Note                                               7.75%            2/15/01               325          343
U.S. Treasury Note                                              7.875%            8/15/01               250          266
U.S. Treasury Note                                              7.875%           11/15/04                50           55
U.S. Treasury Note                                               8.00%            8/15/99             1,775        1,843
U.S. Treasury Note                                               8.50%            2/15/00               175          185
U.S. Treasury Note                                               8.50%           11/15/00               450          483
U.S. Treasury Note                                               8.75%            8/15/00               545          586
U.S. Treasury Note                                              8.875%           11/15/98             1,375        1,422
U.S. Treasury Note                                              9.125%            5/15/99               925          972
                                                                                                                 --------
                                                                                                                  62,774
                                                                                                                 --------
AGENCY BONDS AND NOTES (1.6%)
Federal Home Loan Mortgage Corp.                                6.785%             3/1/06               300          299
Federal Home Loan Mortgage Corp.                                 7.09%             6/1/05               200          201
Federal National Mortgage Assn.                                  4.95%            9/30/98               700          695
Federal National Mortgage Assn.                                  5.35%            8/12/98               700          698
Federal National Mortgage Assn.                                  5.80%           12/10/03               350          342
Federal National Mortgage Assn.                                  6.25%            8/12/03               350          345
Federal National Mortgage Assn.                                  7.55%            6/10/04               350          356
                                                                                                                 --------
                                                                                                                   2,936
                                                                                                                 --------



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
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                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
HIGH-GRADE BOND PORTFOLIO                                       COUPON               DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS (30.2%)
Federal Home Loan Mortgage Corp.                                 5.50%    12/1/98-11/1/08 (1)         $  194      $   191
Federal Home Loan Mortgage Corp.                                 6.00%      7/1/98-1/1/24 (1)          1,106        1,085
Federal Home Loan Mortgage Corp.                                 6.50%      4/1/98-9/1/27 (1)          4,367        4,321
Federal Home Loan Mortgage Corp.                                 7.00%      1/1/98-3/1/27 (1)          5,321        5,349
Federal Home Loan Mortgage Corp.                                 7.50%      4/1/98-9/1/27 (1)          5,003        5,109
Federal Home Loan Mortgage Corp.                                 8.00%     10/1/09-6/1/27 (1)          1,953        2,024
Federal Home Loan Mortgage Corp.                                 8.50%      5/1/06-9/1/25 (1)            568          596
Federal Home Loan Mortgage Corp.                                 9.00%     11/1/05-1/1/25 (1)            717          764
Federal Home Loan Mortgage Corp.                                 9.50%      1/1/25-2/1/25 (1)            198          213
Federal Home Loan Mortgage Corp.                                10.00%     3/1/17-11/1/19 (1)            111          121
Federal National Mortgage Assn.                                  5.50%             3/1/01 (1)             69           68
Federal National Mortgage Assn.                                  6.00%   11/15/98-10/1/25 (1)          1,483        1,450
Federal National Mortgage Assn.                                  6.50%      3/1/00-4/1/26 (1)          3,230        3,186
Federal National Mortgage Assn.                                  7.00%      5/1/00-7/1/27 (1)          5,916        5,930
Federal National Mortgage Assn.                                  7.50%      4/1/99-5/1/27 (1)          4,499        4,591
Federal National Mortgage Assn.                                  8.00%      2/1/00-9/1/27 (1)          2,622        2,716
Federal National Mortgage Assn.                                  8.50%    10/1/04-12/1/26 (1)          1,142        1,195
Federal National Mortgage Assn.                                  9.00%      3/1/20-4/1/25 (1)            485          518
Federal National Mortgage Assn.                                  9.50%      6/1/01-2/1/25 (1)            350          377
Federal National Mortgage Assn.                                 10.00%      8/1/20-8/1/21 (1)            137          151
Federal National Mortgage Assn.                                 10.50%             8/1/20 (1)             37           41
Government National Mortgage Assn.                               6.00%    3/15/09-1/15/24 (1)            402          393
Government National Mortgage Assn.                               6.50%   10/15/08-5/15/26 (1)          1,451        1,426
Government National Mortgage Assn.                               7.00%   10/15/08-3/15/27 (1)          3,150        3,165
Government National Mortgage Assn.                               7.50%    5/15/08-8/15/26 (1)          3,313        3,384
Government National Mortgage Assn.                               8.00%    3/15/08-9/15/27 (1)          4,661        4,833
Government National Mortgage Assn.                               8.50%    7/15/09-9/15/26 (1)          1,208        1,273
Government National Mortgage Assn.                               9.00%   4/15/16-10/15/26 (1)          1,163        1,254
Government National Mortgage Assn.                               9.50%    4/15/17-2/15/25 (1)            580          632
Government National Mortgage Assn.                              10.00%    5/15/20-1/15/25 (1)            229          253
Government National Mortgage Assn.                              10.50%            5/15/19 (1)             29           32
Government National Mortgage Assn.                              11.00%           10/15/15 (1)             28           32
Government National Mortgage Assn.                              11.50%            2/15/13 (1)             43           49
Resolution Trust Corp. Collateralized Mortgage Obligations      10.35%            8/25/21 (1)            120          125
                                                                                                                 ---------
                                                                                                                   56,847
                                                                                                                 ---------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $119,408)                                                                                                122,557
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (28.5%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.0%)
Discover Card Master Trust                                       5.40%           11/16/01 (1)          1,400        1,394
First Chicago Master Trust                                       6.25%            8/15/99 (1)            188          187
First Deposit Master Trust                                       5.75%            6/15/01 (1)          1,400        1,401
First Deposit Master Trust                                       6.05%            8/15/02 (1)          1,400        1,404
MBNA Master Credit Card Trust                                    6.20%            8/15/99 (1)            188          187
Sears Credit Card Master Trust                                   8.10%            6/15/04 (1)          1,400        1,462
Standard Credit Card Master Trust                               7.875%             1/7/00 (1)          1,400        1,430
                                                                                                                 ---------
                                                                                                                    7,465
                                                                                                                 ---------
FINANCE (10.9%)
American General Finance Corp.                                   8.00%            2/15/00                900          935
Associates Corp.                                                 6.25%            3/15/99                500          502
Associates Corp.                                                 7.50%            4/15/02                600          625
BT Capital Trust B                                               7.90%            1/15/27                200          201
Bank of New York Capital I                                       7.97%           12/31/26                400          410
BankAmerica Capital II                                           8.00%           12/15/26                200          208
BankAmerica Corp.                                               9.625%            2/13/01                500          550
BankAmerica Corp.                                               10.00%             2/1/03                200          231
Bear, Stearns & Co., Inc.                                       6.625%            1/15/04                200          199
Bear, Stearns & Co., Inc.                                       7.625%            4/15/00                250          258
CIT Group Holdings                                              6.625%            6/15/05                400          398
Chase Capital I                                                  7.67%            12/1/26                400          399



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
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                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                COUPON               DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Chrysler Finance Corp.                                          5.875%             2/7/01             $  500      $   494
Citicorp Capital II                                             8.015%            2/15/27                500          516
CoreStates Capital Corp.                                        9.375%            4/15/03                250          282
Countrywide Funding MTN                                          7.31%            8/28/00                600          616
First Chicago Corp.                                             11.25%            2/20/01                300          344
First Interstate Bancorp                                        8.625%             4/1/99                500          519
Fleet Capital Trust II                                           7.92%           12/11/26                400          406
General Motors Acceptance Corp.                                  5.50%           12/15/01                750          724
Great Western Finance                                           6.375%             7/1/00                900          902
Household Finance Corp.                                          7.65%            5/15/07                400          422
JDN Realty Corp.                                                 6.80%             8/1/04                350          348
Lehman Brothers Holdings                                         7.20%            8/15/09                320          324
Lehman Brothers Holdings                                         6.90%            1/29/01              1,000        1,015
Manufacturers Hanover Corp.                                      8.50%            2/15/99                500          516
Mellon Capital II                                               7.995%            1/15/27                400          409
Mellon Financial Corp.                                          7.625%           11/15/99                200          206
Merrill Lynch & Co., Inc.                                        6.50%             4/1/01              1,000        1,007
NCNB Corp.                                                       9.50%             6/1/04                150          172
NationsBank Corp.                                                7.00%            9/15/01                200          204
NationsBank Corp.                                                7.75%            8/15/04                500          530
NationsBank Texas                                                6.75%            8/15/00                500          507
PaineWebber Group, Inc.                                          7.00%             3/1/00                450          457
Salomon, Inc.                                                    6.70%            12/1/98              1,000        1,009
Sears Roebuck Acceptance Corp.                                   6.75%            9/15/05                150          151
Security Capital Pacific Trust                                   8.05%             4/1/17                150          160
Simon DeBartolo Group, Inc.                                      6.75%            7/15/04                250          249
Smith Barney Holdings, Inc.                                     5.875%             2/1/01                400          394
Smith Barney Holdings, Inc.                                      7.98%             3/1/00                700          728
Summit Properties Inc.                                           6.95%            8/15/04                700          701
Travelers Property Casualty Corp.                                7.75%            4/15/26                275          292
U S WEST Financial MTN                                           8.85%            9/20/99                500          524
Wells Fargo Capital I                                            7.96%           12/15/26                400          406
                                                                                                                 ---------
                                                                                                                   20,450
                                                                                                                 ---------
INDUSTRIAL (10.4%)
Anheuser-Busch Cos., Inc.                                        7.10%            6/15/07                450          461
Anheuser-Busch Cos., Inc.                                       7.375%             7/1/23                 75           75
Anheuser-Busch Cos., Inc.                                       8.625%            12/1/16                 63           66
Applied Materials, Inc.                                          8.00%             9/1/04                100          107
Archer-Daniels-Midland Co.                                      8.875%            4/15/11                180          213
Auburn Hills                                                    12.00%             5/1/20                115          178
Black & Decker Corp.                                            6.625%           11/15/00              1,000        1,008
Black & Decker Corp.                                             7.50%             4/1/03                500          520
Bowater, Inc.                                                   9.375%           12/15/21                250          306
Burlington Northern Santa Fe Corp.                              6.375%           12/15/05                100           98
Burlington Northern Santa Fe Corp.                              6.875%            2/15/16                300          292
CSX Corp.                                                       8.625%            5/15/22                 50           57
Chrysler Corp.                                                   7.45%           2/1/2097                100          103
Conrail Corp.                                                    9.75%            6/15/20                100          127
Cyprus Minerals                                                 6.625%           10/15/05                400          394
Deere & Co.                                                      8.50%             1/9/22                100          116
Delta Airlines, Inc. (Equipment Trust Certificates)              8.54%             1/2/07                203          220
Eastman Chemical Co.                                            6.375%            1/15/04                400          396
Eastman Chemical Co.                                             7.25%            1/15/24                100          100
Federal Express Corp. MTN                                       10.00%             9/1/98                400          414
Ford Capital BV                                                 9.875%            5/15/02                400          454
Ford Holdings                                                    9.25%             3/1/00                300          320
Ford Motor Corp.                                                 9.95%            2/15/32                 65           87
Fortune Brands                                                  7.875%            1/15/23                100          108
General Motors Corp.                                            9.125%            7/15/01                400          437
General Motors Corp.                                            9.625%            12/1/00                500          548
W.R. Grace & Co.                                                 7.40%             2/1/00                400          411
W.R. Grace & Co.                                                 8.00%            8/15/04                350          373



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
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                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
HIGH-GRADE BOND PORTFOLIO                                       COUPON               DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                           7.125%          12/1/2096             $  200      $   197
International Paper Co.                                         7.875%             8/1/06                100          108
May Department Stores Co.                                        9.75%            5/16/04                100          127
McDonald's Corp.                                                 6.75%            2/15/03                230          233
MedPartners Inc.                                                7.375%            10/1/06                150          152
Mobil Corp.                                                     7.625%            2/23/33                200          204
News America Holdings                                            7.50%             3/1/00                500          513
News America Holdings                                            8.50%            2/15/05                300          324
News America Holdings                                           9.125%           10/15/99              1,500        1,580
Norfolk Southern Corp.                                          6.875%             5/1/01              1,125        1,145
Norfolk Southern Corp.                                           7.70%            5/15/17                 50           53
Norfolk Southern Corp.                                           7.90%          5/15/2097                 50           54
Northrop Grumman Corp.                                          9.375%           10/15/24                400          466
Occidental Petroleum Corp.                                       8.50%            11/9/01                750          802
J.C. Penney & Co., Inc.                                         6.875%            6/15/99                500          507
Philip Morris Cos., Inc.                                         7.00%            7/15/05                150          150
Philip Morris Cos., Inc.                                         8.25%           10/15/03                150          160
Phillips Petroleum Co.                                           9.00%             6/1/01                600          653
Praxair, Inc.                                                    6.75%             3/1/03                500          505
Quaker State Corp.                                              6.625%           10/15/05                175          173
Safeway Inc.                                                     6.85%            9/15/04                700          707
Seagate Technology, Inc.                                         7.45%             3/1/37                300          310
Tenneco, Inc.                                                  10.075%             2/1/01                200          222
Texaco Capital Corp.                                            8.875%             9/1/21                150          182
Tosco Corp.                                                      7.00%            7/15/00              1,000        1,017
Union Carbide Corp.                                              6.75%             4/1/03                200          202
Union Carbide Corp.                                              7.75%          10/1/2096                 50           52
Union Carbide Corp.                                             7.875%             4/1/23                125          133
Union Oil of California                                         6.375%             2/1/04                200          197
Union Oil of California                                         9.125%            2/15/06                115          133
Union Pacific Corp.                                             8.625%            5/15/22                175          192
Whirlpool Corp.                                                  9.00%             3/1/03                150          166
                                                                                                                 ---------
                                                                                                                   19,608
                                                                                                                 ---------
UTILITIES (3.2%)
AT&T Corp.                                                       8.35%            1/15/25                140          151
Alabama Power Co.                                                8.75%            12/1/21                129          134
Baltimore Gas & Electric Co.                                    8.375%            8/15/01                500          535
Carolina Power & Light Co.                                      6.875%            8/15/23                175          166
Coastal Corp.                                                    7.75%           10/15/35                250          263
Enron Corp.                                                     7.125%            5/15/07                150          154
Enron Corp.                                                      9.65%            5/15/01                450          497
GTE Corp.                                                        7.83%             5/1/23                250          257
Houston Lighting & Power Co.                                     8.75%             3/1/22                100          109
MCI Communications Corp.                                         7.50%            8/20/04                250          263
MCI Communications Corp.                                         7.75%            3/23/25                250          260
Michigan Bell Telephone Co.                                      7.50%            2/15/23                175          178
New York Telephone Co.                                           7.00%            8/15/25                175          169
Northern Telecom Ltd.                                           6.875%             9/1/23                250          242
Pacific Bell Telephone Co.                                       7.25%             7/1/02                225          234
Southern Bell Telephone Co.                                     7.625%            3/15/13                450          453
Southern California Edison Co.                                  6.375%            1/15/06                650          639
Southwestern Bell Telephone Co.                                 7.625%            10/1/13                125          126
Southwestern Bell Telephone Co.                                 7.625%             3/1/23                475          488
Texas Utilities Co.                                             7.375%             8/1/01                250          258
Texas Utilities Co.                                             7.875%             3/1/23                110          113
Texas Utilities Co.                                              8.25%             4/1/04                100          108
Virginia Electric & Power Co.                                   6.625%             4/1/03                200          202
                                                                                                                 ---------
                                                                                                                    5,999
                                                                                                                 ---------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $52,876)                                                                                                  53,522
--------------------------------------------------------------------------------------------------------------------------




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
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                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                COUPON               DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS
  (U.S. DOLLAR DENOMINATED)(4.8%)
--------------------------------------------------------------------------------------------------------------------------
Province of British Columbia                                     7.00%            1/15/03             $  170       $  175
Canadian Imperial Bank of Commerce (NY Branch)                   6.20%             8/1/00              1,800        1,801
Finland Global Bond                                             7.875%            7/28/04                350          380
Grand Metropolitan Investment Corp.                              9.00%            8/15/11                150          179
Hanson Overseas                                                 7.375%            1/15/03                400          415
Inter-American Development Bank                                  8.50%            3/15/11                130          152
KFW International Finance, Inc.                                 7.625%            2/15/04                300          319
KFW International Finance, Inc.                                  8.85%            6/15/99                425          445
KFW International Finance, Inc.                                 9.125%            5/15/01                200          219
Korean Development Bank                                         6.625%           11/21/03                800          779
Province of Manitoba                                             8.75%            5/15/01                500          540
Province of Manitoba                                             9.25%             4/1/20                120          152
Province of Manitoba                                             9.50%            10/1/00                130          141
Province of Manitoba                                            9.625%            12/1/18                100          130
National Westminster Bancorp Inc.                               9.375%           11/15/03                350          400
Province of Newfoundland                                         7.32%           10/13/23                350          355
Noranda, Inc.                                                   8.625%            7/15/02                370          400
Province of Ontario                                             7.375%            1/27/03                110          115
Province of Ontario                                              7.75%             6/4/02                200          212
Republic of Portugal                                             5.75%            10/8/03                650          636
Province of Saskatchewan                                        7.125%            3/15/08                200          207
Province of Saskatchewan                                         8.00%            7/15/04                550          595
Kingdom of Thailand                                              8.25%            3/15/02                300          309
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $8,917)                                                                                                    9,056
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.6%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account
   (COST $1,034)                                                 6.05%            10/1/97              1,034        1,034
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
   (COST $182,235)                                                                                                186,169
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                4,359
Liabilities                                                                                                        (2,638)
                                                                                                                 ---------
                                                                                                                    1,721
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 17,770,657 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                       $187,890
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.57
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

MTN--Medium-Term Note.

--------------------------------------------------------------------------------------------------------------------------
 AT SEPTEMBER 30, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $184,721       $10.39
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                        (765)        (.04)
 Unrealized Appreciation--Note E                                                                       3,934          .22
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $187,890       $10.57
==========================================================================================================================



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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                 MATURITY            AMOUNT       VALUE*
HIGH YIELD BOND PORTFOLIO                                               COUPON       DATE             (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (93.6%)
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL (4.3%)
Amresco, Inc.                                                           10.00%    3/15/04              $500      $   525
Bank United Corp.                                                       8.875%     5/1/07               500          528
Chevy Chase Savings Bank, FSB                                            9.25%    12/1/08               500          505
Imperial Credit Industries, Inc.                                        9.875%    1/15/07               700          707
Navistar Financial Corp.                                                 9.00%     6/1/02               500          516
Olympic Financial Ltd.                                                  11.50%    3/15/07               370          383
Western Financial Savings Bank, FSB                                      8.50%     7/1/03               500          496
                                                                                                                 --------
                                                                                                                   3,660
                                                                                                                 --------
INDUSTRIAL (87.0%)
   AEROSPACE & DEFENSE (3.7%)
   Argo-Tech Corp.                                                      8.625%    10/1/07 (1)           695          697
   Howmet Corp.                                                         10.00%    12/1/03               500          543
   K & F Industries Inc.                                               10.375%     9/1/04               500          567
   L-3 Communications Corp.                                            10.375%     5/1/07 (1)           500          541
   Newport News Shipbuilding Inc.                                       8.625%    12/1/06               750          782

   AUTOMOTIVE (7.1%)
   Collins & Aikman Products Co.                                        11.50%    4/15/06               500          572
   Delco-Remy International Inc.                                       10.625%     8/1/06 (1)           500          538
   Exide Corp.                                                          10.00%    4/15/05               500          534
   Federal-Mogul Corp.                                                   8.80%   4/15/07                750          794
   Hayes Wheels International, Inc.                                     11.00%    7/15/06               750          839
   Johnstown America Industries, Inc.                                   11.75%    8/15/05               500          539
   Key Plastics, Inc.                                                   10.25%    3/15/07               500          528
   LDM Technologies Inc.                                                10.75%    1/15/07               290          312
   Lear Corp.                                                            9.50%    7/15/06               700          766
   Mark IV Industries, Inc.                                              8.75%     4/1/03               100          103
   Walbro Corp.                                                         9.875%    7/15/05               500          518

   BASIC INDUSTRIES (8.3%)
   Anchor Glass Container Corp.                                         11.25%     4/1/05 (1)           500          542
   Cabot Safety Corp.                                                   12.50%    7/15/05               250          276
   Clark-Schwebel Inc.                                                  10.50%    4/15/06               235          256
   Consumers International                                              10.25%     4/1/05 (1)           500          535
   Day International Group Inc.                                        11.125%     6/1/05               200          211
   EnviroSource, Inc.                                                    9.75%    6/15/03               200          201
   Essex Group, Inc.                                                    10.00%     5/1/03               500          530
   Goss Graphic Systems, Inc.                                           12.00%   10/15/06               500          560
   Great Lakes Carbon Corp.                                             10.00%     1/1/06               100          106
   International Wire Group                                             11.75%     6/1/05 (1)           500          548
   Mettler-Toledo, Inc.                                                  9.75%    10/1/06               750          802
   Neenah Corp.                                                        11.125%     5/1/07 (1)           750          816
   Roller Bearing Co. of America Inc.                                   9.625%    6/15/07 (1)           750          767
   Specialty Equipment Cos., Inc.                                      11.375%    12/1/03               250          271
   Synthetic Industries, Inc.                                            9.25%    2/15/07               250          258
   UCAR Global Enterprises, Inc.                                        12.00%    1/15/05               300          341

   BUILDING MATERIALS (3.5%)
   American Standard Cos., Inc.                                         9.875%     6/1/01               160          168
   Amtrol Inc.                                                         10.625%   12/31/06               500          516
   Falcon Building Products, Inc.                                        9.50%    6/15/07 (1)           750          773
   Johns Manville International Group                                  10.875%   12/15/04               500          556
   Nortek, Inc.                                                          9.25%    3/15/07               750          761
   Triangle Pacific Corp.                                               10.50%     8/1/03               200          213

   CABLE (4.1%)
   Cablevision Systems Corp.                                            8.125%    8/15/09 (1)           500          506
   Cablevision Systems Corp.                                             9.25%    11/1/05               400          419
   Comcast Corp.                                                        9.125%   10/15/06               750          803
   Lenfest Communications, Inc.                                         8.375%    11/1/05               700          703



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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                 MATURITY            AMOUNT       VALUE*
                                                                        COUPON       DATE             (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Rifkin Acquisition Partners LLLP                                    11.125%    1/15/06              $500        $ 545
   Tele-Communications, Inc.                                             9.25%    1/15/23               500          538


   CHEMICALS (9.4%)
   Acetex Corp.                                                          9.75%    10/1/03               750          767
   Astor Corp.                                                          10.50%   10/15/06               500          533
   Borden Chemicals & Plastics Operating LP                              9.50%     5/1/05               600          633
   Buckeye Cellulose Corp.                                               8.50%   12/15/05               500          509
   Freedom Chemical Inc.                                               10.625%   10/15/06               750          795
   General Chemical Corp.                                                9.25%    8/15/03               300          306
   Harris Chemical North America, Inc.                                  10.75%   10/15/03               500          516
   Huntsman Corp.                                                        9.50%     7/1/07 (1)           250          259
   Huntsman Polymers Corp.                                              11.75%    12/1/04               500          570
   LaRoche Industries Inc.                                               9.50%    9/15/07 (1)           500          499
   Pioneer Americas Acquisition Corp.                                    9.25%    6/15/07 (1)           750          748
   Sovereign Specialty Chemical                                          9.50%     8/1/07 (1)           750          765
   Sterling Chemicals, Inc.                                             11.75%    8/15/06               500          552
   Texas Petrochemicals Corp.                                          11.125%     7/1/06               500          548

   CONSUMER GOODS & SERVICES (2.7%)
   Kinder-Care Learning Centers Inc.                                     9.50%    2/15/09               175          171
   Muzak LP/Muzak Capital Corp.                                         10.00%    10/1/03               500          523
   Playtex Family Products Corp.                                         9.00%   12/15/03               750          761
   Rayovac Corp.                                                        10.25%    11/1/06               250          271
   Safelite Glass Corp.                                                 9.875%   12/15/06 (1)           500          530

   CONTAINERS (2.6%)
   BWAY Corp.                                                           10.25%    4/15/07 (1)           250          270
   Owens-Illinois, Inc.                                                  8.10%    5/15/07               750          790
   Silgan Corp.                                                          9.00%     6/1/09               710          726
   Sweetheart Cup Co., Inc.                                             9.625%     9/1/00               400          403

   ENERGY AND RELATED GOODS AND SERVICES (7.5%)
   AmeriGas Partners, LP Series B                                      10.125%    4/15/07               500          530
   Cross Timbers Oil Co.                                                 9.25%     4/1/07               750          774
   Energy Corp. of America                                               9.50%    5/15/07               750          754
   Falcon Drilling Co., Inc.                                            8.875%    3/15/03               500          527
   Flores & Rucks, Inc.                                                  9.75%    10/1/06               500          533
   J. Ray McDermott, SA                                                 9.375%    7/15/06               500          525
   Mesa Operating Co.                                                  10.625%     7/1/06               500          576
   Plains Resources, Inc.                                               10.25%    3/15/06               750          810
   Pride Petroleum Services, Inc.                                       9.375%     5/1/07               750          802
   Seagull Energy Corp.                                                 8.625%     8/1/05               500          523

   FOOD & LODGING (1.5%)
   B & G Foods Inc.                                                     9.625%     8/1/07 (1)           500          499
   Capstar Hotel Co.                                                     8.75%    8/15/07 (1)           500          509
   PMI Acquisition Corp.                                                10.25%     9/1/03               250          265

   HEALTH CARE (5.6%)
   Beverly Enterprises Inc.                                              9.00%    2/15/06               250          264
   Genesis Health Ventures Inc.                                          9.75%    6/15/05               100          104
   Graham-Field Health Products, Inc.                                    9.75%    8/15/07 (1)           110          114
   HEALTHSOUTH Corp.                                                     9.50%     4/1/01               650          687
   Integrated Health Services, Inc.                                      9.50%    9/15/07 (1)           500          513
   Leiner Health Products Inc.                                          9.625%    7/10/07 (1)           500          525
   Owens & Minor, Inc.                                                 10.875%     6/1/06               500          550
   Packard Bioscience Co.                                               9.375%     3/1/07               500          511
   Quorum Health Group, Inc.                                             8.75%    11/1/05               200          209
   Tenet Healthcare Corp.                                              10.125%     3/1/05               500          550
   Vencor Inc.                                                          8.625%    7/15/07 (1)           750          761




                                       11
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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                 MATURITY            AMOUNT       VALUE*
HIGH YIELD BOND PORTFOLIO                                               COUPON       DATE             (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   HOME BUILDING & REAL ESTATE (0.8%)
   Continental Homes Holding Corp.                                      10.00%    4/15/06              $100       $  106
   Del Webb Corp.                                                        9.00%    2/15/06                50           51
   Standard Pacific Corp.                                                8.50%    6/15/07               500          507

   MEDIA & ENTERTAINMENT (5.0%)
   American Radio Systems Corp.                                          9.00%     2/1/06               500          535
   Chancellor Media Corp.                                               9.375%    10/1/04               500          521
   Fox/Liberty Networks LLC                                             8.875%    8/15/07 (1)           750          756
   JCAC, Inc.                                                          10.125%    6/15/06               100          109
   Jacor Communications, Inc.                                            8.75%    6/15/07 (1)           280          286
   Outdoor Systems Inc.                                                 9.375%   10/15/06               300          315
   Universal Outdoor Holdings, Inc.                                      9.75%   10/15/06               300          319
   Viacom Inc.                                                           8.00%     7/7/06               400          398
   Von Hoffman Press Inc.                                              10.375%    5/15/07 (1)           500          530
   World Color Press, Inc.                                              9.125%    3/15/03               200          209
   Young Broadcasting Inc.                                             10.125%    2/15/05               250          261

   METAL (9.7%)
   AK Steel Corp.                                                       9.125%   12/15/06               500          529
   AK Steel Corp.                                                       10.75%     4/1/04               500          541
   Acme Metals, Inc.                                                    12.50%     8/1/02               500          542
   Algoma Steel Inc.                                                   12.375%    7/15/05               700          819
   Armco, Inc.                                                           9.00%    9/15/07 (1)           500          504
   Armco, Inc.                                                          9.375%    11/1/00               500          514
   Bethlehem Steel Corp.                                               10.375%     9/1/03               400          428
   GS Technologies Operating Co., Inc.                                  12.25%    10/1/05               750          836
   Kaiser Aluminum & Chemical Corp.                                     9.875%    2/15/02               310          322
   LTV Corp.                                                             8.20%    9/15/07 (1)           750          745
   NS Group Inc.                                                        13.50%    7/15/03               500          575
   Oregon Steel Mills, Inc.                                             11.00%    6/15/03               500          556
   Ryerson Tull, Inc.                                                   9.125%    7/15/06               500          540
   Weirton Steel Corp.                                                  10.75%     6/1/05               500          527
   Wells Aluminum Corp.                                                10.125%     6/1/05 (1)           250          263

   PAPER & PACKAGING (5.0%)
   Container Corp. of America                                            9.75%     4/1/03               700          758
   Doman Industries, Ltd.                                                8.75%    3/15/04               500          494
   Domtar Inc.                                                           8.75%     8/1/06               200          209
   Fonda Group Inc.                                                      9.50%     3/1/07               500          485
   Paperboard Industries International Inc.                             8.375%    9/15/07 (1)           750          760
   SD Warren Co.                                                        12.00%   12/15/04               500          565
   Stone Container Corp.                                                9.875%     2/1/01               255          259
   Tembec Finance Corp.                                                 9.875%    9/30/05               710          749

   TECHNOLOGY & RELATED (4.5%)
   Advanced Micro Devices                                               11.00%     8/1/03               750          840
   Amphenol Corp.                                                       9.875%    5/15/07               750          795
   Bell & Howell Co.                                                     9.25%    7/15/00               100          104
   Fairchild Semiconductor Corp.                                       10.125%    3/15/07               750          804
   Iron Mountain, Inc.                                                 10.125%    10/1/06               700          756
   Pierce Leahy Corp.                                                   9.125%    7/15/07               500          524

   TELECOMMUNICATIONS (3.3%)
   Comcast Cellular Holdings, Inc.                                       9.50%     5/1/07 (1)           500          522
   GCI, Inc.                                                             9.75%     8/1/07               750          780
   Paging Network, Inc.                                                10.125%     8/1/07               200          208
   Rogers Cantel Inc.                                                    8.30%    10/1/07 (1)           750          750
   Teleport Communications Group Inc.                                   9.875%     7/1/06               500          550




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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                 MATURITY            AMOUNT       VALUE*
                                                                        COUPON       DATE             (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
TEXTILES & RELATED (2.7%)
   Dan River Inc.                                                      10.125%   12/15/03              $500      $   526
   Dominion Textile (USA) Inc.                                           9.25%     4/1/06               500          521
   Tultex Corp.                                                         9.625%    4/15/07               200          214
   Tultex Corp.                                                        10.625%    3/15/05               500          546
   Westpoint Stevens, Inc.                                              9.375%   12/15/05               425          446
                                                                                                                 --------
                                                                                                                  73,863
                                                                                                                 --------
UTILITIES (2.3%)
AES Corp.                                                               8.375%    8/15/07               500          506
CMS Energy Corp.                                                        8.125%    5/15/02               500          509
CalEnergy Co., Inc.                                                      9.50%    9/15/06               500          536
El Paso Electric Co.                                                     8.90%     2/1/06               150          163
Texas-New Mexico Power Co.                                              10.75%    9/15/03               200          218
                                                                                                                 --------
                                                                                                                   1,932
                                                                                                                 --------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $77,086)                                                                                                 79,455
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.5%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                              6.05%    10/1/97             4,378        4,378
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note F                                      6.11%    10/1/97               290          290
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST  $4,668)                                                                                                  4,668
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
   (COST $81,754)                                                                                                 84,123
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               2,517
Liabilities--Note F                                                                                               (1,753)
                                                                                                                 --------
                                                                                                                     764
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 8,018,185 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                       $84,887
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $10.59
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1997, the aggregate value of these securities was $17,371,000, representing 20.5% of net assets.

-------------------------------------------------------------------------------------------------------------------------
 AT SEPTEMBER 30, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT          PER
                                                                                                      (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $82,394       $10.27
 Undistributed Net Investment Income                                                                     --           --
 Accumulated Net Realized Gains                                                                         124          .02
 Unrealized Appreciation--Note E                                                                      2,369          .30
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $84,887       $10.59
=========================================================================================================================



                                       13
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
-------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
BALANCED PORTFOLIO                             SHARES        (000)
-------------------------------------------------------------------
COMMON STOCK (60.8%)
-------------------------------------------------------------------
AUTO & TRANSPORTATION (5.3%)
   Canadian National Railway Co.               45,000     $  2,340
   Chrysler Corp.                              66,500        2,448
   Ford Motor Co.                             151,031        6,834
   General Motors Corp.                        44,139        2,955
   KLM Royal Dutch Air Lines NV                70,300        2,412
   Norfolk Southern Corp.                      10,400        1,074
   Union Pacific Corp.                        109,800        6,876
                                                         ----------
                                                            24,939
                                                         ----------
CONSUMER DISCRETIONARY (2.0%)
   Eastman Kodak Co.                           43,400        2,818
   May Department Stores Co.                   33,800        1,842
   J.C. Penney Co., Inc.                       40,500        2,359
   Sears, Roebuck & Co.                        43,052        2,451
                                                         ----------
                                                             9,470
                                                         ----------
CONSUMER STAPLES (1.8%)
   American Stores Co.                         24,000          585
   General Mills, Inc.                         22,000        1,517
   H.J. Heinz Co.                              67,000        3,095
   Philip Morris Cos., Inc.                    33,500        1,392
   SuperValu Inc.                              50,900        1,998
                                                         ----------
                                                             8,587
                                                         ----------
FINANCIAL SERVICES (13.5%)
   Allstate Corp.                             123,964        9,964
   BankAmerica Corp.                           77,000        5,645
   CIGNA Corp.                                 22,100        4,116
   Citicorp                                    64,400        8,626
   CoreStates Financial Corp.                  44,540        2,948
   Fannie Mae                                  68,500        3,220
   First Union Corp.                          103,754        5,194
   Jefferson-Pilot Corp.                       31,500        2,488
   MBIA, Inc.                                  19,000        2,383
   Marsh & McLennan Cos., Inc.                 37,000        2,835
   U.S. Bancorp                                94,900        9,158
   Wachovia Corp.                              89,300        6,430
                                                         ----------
                                                            63,007
                                                         ----------
HEALTH CARE (6.8%)
   Abbott Laboratories                         58,600        3,747
   American Home Products Corp.                45,000        3,285
   C.R. Bard, Inc.                             55,000        1,867
   Baxter International, Inc.                  65,100        3,401
   Bristol-Myers Squibb Co.                    58,400        4,833
   Johnson & Johnson                           67,000        3,861
   Pfizer, Inc.                                63,000        3,784
   Pharmacia & Upjohn, Inc.                   154,500        5,639
   Zeneca Group PLC ADR                        13,399        1,310
                                                         ----------
                                                            31,727
                                                         ----------
INTEGRATED OILS (5.7%)
   Amoco Corp.                                 28,900        2,785
   Ashland, Inc.                               23,400        1,272
   Atlantic Richfield Co.                       9,000          769
   Chevron Corp.                               31,600        2,629
   Equitable Resources, Inc.                   45,000        1,418
   Exxon Corp.                                 31,200        1,999
   Kerr-McGee Corp.                            11,000          757
   Phillips Petroleum Co.                      49,800        2,571
   Repsol SA ADR                               71,400        3,097
   Royal Dutch Petroleum Co. ADR               61,800        3,430
   Texaco Inc.                                 23,000        1,413
   Total SA ADR                                45,056        2,582
   Unocal Corp.                                41,087        1,777
                                                         ----------
                                                            26,499
                                                         ----------
OTHER ENERGY (0.4%)
   Occidental Petroleum Corp.                  67,000        1,738
                                                         ----------

MATERIALS & PROCESSING (11.7%)
   Aluminum Co. of America                     56,000        4,592
   British Steel PLC ADR                       75,900        2,211
   Cabot Corp.                                 49,200        1,325
   Dow Chemical Co.                            55,100        4,997
   E.I. du Pont de Nemours & Co.               82,600        5,085
   Imperial Chemical Industries
    PLC ADR                                     3,000          198
   International Paper Co.                     45,000        2,478
   Kimberly-Clark Corp.                       119,300        5,838
   Lubrizol Corp.                              56,000        2,352
   Norsk Hydro AS ADR                          35,900        2,147
   PPG Industries, Inc.                        38,200        2,395
   Phelps Dodge Corp.                          73,700        5,721
   Reynolds Metals Co.                         36,262        2,568
   Rhone-Poulenc SA ADR                        69,782        2,822
   Temple-Inland Inc.                          45,000        2,880
   Westvaco Corp.                              79,300        2,860
   Willamette Industries, Inc.                 65,800        2,517
   Witco Chemical Corp.                        38,000        1,734
                                                         ----------
                                                            54,720
                                                         ----------
PRODUCER DURABLES (4.8%)
   AMP, Inc.                                   23,000        1,232
   The Boeing Co.                              56,000        3,049
   Caterpillar, Inc.                           27,000        1,456
   Honeywell, Inc.                             61,800        4,152
   Lockheed Martin Corp.                       22,000        2,346
   United Technologies Corp.                   38,600        3,127
   Xerox Corp.                                 85,000        7,156
                                                         ----------
                                                            22,518
                                                         ----------
TECHNOLOGY (0.8%)
   International Business
    Machines Corp.                             34,000        3,602
                                                         ----------

UTILITIES (5.2%)
   AT&T Corp.                                 112,500        4,985
   Bell Atlantic Corp.                         17,356        1,396
   BellSouth Corp.                             55,600        2,572
   Carolina Power & Light Co.                  44,500        1,599
   CINergy Corp.                               66,000        2,207
   Duke Energy Corp.                           56,000        2,769
   PacifiCorp                                  71,000        1,589
   Pinnacle West Capital Corp.                 49,000        1,648
   SBC Communications Inc.                     32,500        1,995
   Texas Utilities Co.                         55,700        2,005
   U S WEST Communications Group               44,100        1,698
                                                         ----------
                                                            24,463
                                                         ----------
OTHER (2.8%)
   Canadian Pacific Ltd.                      126,000        3,725
   Cooper Industries, Inc.                     15,000          811
   General Electric Co.                        83,400        5,676
   Minnesota Mining &
    Manufacturing Co.                          33,400        3,090
                                                         ----------
                                                            13,302
                                                         ----------
-------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $169,761)                                         284,572
-------------------------------------------------------------------

-------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
                                               SHARES        (000)
-------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.4%)
-------------------------------------------------------------------
   Cyprus Amax Minerals Co.
    $4.00 Cvt. Pfd. Series A                   11,666       $  639
   Sun Co., Inc.
    $1.80 Cvt. Pfd. Series A                   28,000        1,012
-------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST $1,409)                                             1,651
-------------------------------------------------------------------

                                                 FACE
                                               AMOUNT
                                                (000)
-------------------------------------------------------------------
CORPORATE BONDS (19.2%)
-------------------------------------------------------------------
FINANCE (5.3%)
BankAmerica Corp.
   7.20%, 4/15/06                             $ 1,000        1,027
CIGNA Corp.
   7.875%, 5/15/27                              2,000        2,116
Citicorp
   7.625%, 5/1/05                               1,000        1,054
Comerica, Inc.
   7.25%, 8/1/07                                1,500        1,546
Dean Witter, Discover and Co.
   6.75%, 10/15/13                              1,000          970
Exxon Capital Corp.
   6.00%, 7/1/05                                1,000          976
First Union Corp.
   7.50%, 4/15/35                               1,000        1,070
Ford Motor Credit Co.
   6.25%, 12/8/05                               1,000          972
John Hancock
(1)7.375%, 2/15/24                              1,000        1,004
Jackson National Life Insurance Co.
(1)8.15%, 3/15/27                               1,500        1,605
Lumbermens Mutual Casualty
(1)9.15%, 7/1/26                                1,000        1,135
NBD Bancorp
   7.125%, 5/15/07                              1,500        1,530
NationsBank Corp.
   7.80%, 9/15/16                               1,000        1,068
Ohio National Life Insurance
(1)8.50%, 5/15/26                               2,000        2,127
Republic New York Corp.
   7.75%, 5/15/09                               1,000        1,077
Security Benefit Life Insurance Co.
(1)8.75%, 5/15/16                               1,500        1,637
SunTrust Bank Atlanta
   7.25%, 9/15/06                               1,000        1,036
U S WEST Capital Funding, Inc.
   7.90%, 2/1/27                                1,500        1,583
Wachovia Corp.
   6.375%, 2/1/09                               1,000          970
                                                         ----------
                                                            24,503
                                                         ----------
INDUSTRIAL (8.5%)
Abbott Laboratories
   6.80%, 5/15/05                               1,000        1,021
Air Products & Chemicals, Inc.
   7.375%, 5/1/05                               1,000        1,048
Amoco Corp.
   6.50%, 8/1/07                                1,500        1,507
Archer-Daniels-Midland Co.
   7.50%, 3/15/27                               1,500        1,575
Baxter International, Inc.
   7.65%, 2/1/27                                1,500        1,587
The Boeing Co.
   8.75%, 8/15/21                               1,500        1,824
Bristol-Myers Squibb Co.
   6.80%, 11/15/26                              1,500        1,483
Browning-Ferris Industries, Inc.
   6.375%, 1/15/08                              1,000          969
CPC International, Inc.
   7.25%, 12/15/26                              1,000        1,022
Coca-Cola Enterprises, Inc.
   8.50%, 2/1/22                                1,000        1,151
Fluor Corp.
   6.95%, 3/1/07                                1,500        1,528
Georgia-Pacific Corp.
   9.625%, 3/15/22                              1,000        1,115
Johnson Controls, Inc.
   7.125%, 7/15/17                              1,200        1,210
Eli Lilly & Co.
   7.125%, 6/1/25                               2,000        2,057
Lockheed Martin Corp.
   7.65%, 5/1/16                                1,000        1,062
McDonald's Corp.
   7.375%, 7/15/33                              1,000        1,017
Mead Corp.
   7.35%, 3/1/17                                  500          512
Norfolk Southern Corp.
   7.70%, 5/15/17                               1,500        1,593
J.C. Penney Co., Inc.
   7.95%, 4/1/17                                1,500        1,622
Procter & Gamble Co. ESOP
   9.36%, 1/1/21                                1,000        1,245
Raytheon Co.
   7.20%, 8/15/27                               1,500        1,498
Sears, Roebuck & Co.
   9.375%, 11/1/11                              1,000        1,234
Stanford Univ.
   7.65%, 6/15/26                               1,000        1,094
TRW, Inc.
   9.375%, 4/15/21                              1,000        1,259
Tosco Corp.
   7.80%, 1/1/27                                1,500        1,566
Union Pacific Corp.
   7.00%, 2/1/16                                1,000          986
United Parcel Service
   8.375%, 4/1/20                               2,000        2,337
United Technologies Corp.
   8.75%, 3/1/21                                1,000        1,185
Wal-Mart Stores, Inc.
   7.25%, 6/1/13                                1,000        1,046
Weyerhaeuser Co.
   6.95%, 8/1/17                                1,500        1,485
                                                         ----------
                                                            39,838
                                                         ----------
UTILITIES (5.4%)
AT&T Corp.
   7.75%, 3/1/07                                1,000        1,077
Atlantic City Electric Co.
(2)7.00%, 9/1/23                                1,000          970
Baltimore Gas & Electric Co.
   5.50%, 4/15/04                               1,000          948
BellSouth Telecommunications
   7.50%, 6/15/33                               1,000        1,016



                                       15
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
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                                                 FACE       MARKET
                                               AMOUNT       VALUE*
BALANCED PORTFOLIO                              (000)        (000)
-------------------------------------------------------------------
Central Power & Light Co.
   6.625%, 7/1/05                             $ 1,000       $  999
Duke Energy Corp.
   7.00%, 7/1/33                                1,000          959
El Paso Natural Gas Co.
   7.50%, 11/15/26                              1,500        1,552
Florida Power & Light Co.
   7.00%, 9/1/25                                2,000        1,943
Florida Power Corp.
   6.875%, 2/1/08                               1,850        1,879
GTE Southwest Inc.
   6.00%, 1/15/06                               1,000          962
Illinois Bell Telephone Co.
   6.625%, 2/1/25                               1,000          931
Indiana Bell Telephone Co. Inc.
   7.30%, 8/15/26                               1,000        1,050
New Jersey Bell Telephone Co.
   8.00%, 6/1/22                                1,000        1,124
New York Telephone Co.
   7.25%, 2/15/24                               1,000          990
PacifiCorp MTN
   6.625%, 6/1/07                               1,000          986
Pacific Bell
   7.125%, 3/15/26                              1,000        1,014
Tennessee Gas Pipeline Co.
   7.50%, 4/1/17                                1,500        1,555
Texas Utilities Electric Co.
   7.875%, 4/1/24                               1,000        1,031
U S WEST Communications Group
   6.875%, 9/15/33                              1,000          929
Union Electric Co.
   7.375%, 12/15/04                             1,000        1,047
Washington Gas Light Co. MTN
   6.15%, 1/26/26                               1,500        1,463
Wisconsin Electric Power Co.
   7.70%, 12/15/27                              1,000        1,019
                                                         ----------
                                                            25,444
                                                         ----------
-------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $86,188)                                           89,785
-------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR DENOMINATED)(4.1%)
-------------------------------------------------------------------
ABN-AMRO Bank NV (Chicago)
   7.25%, 5/31/05                               1,000        1,034
Banque Nationale de Paris-NY
   7.20%, 1/15/07                               1,500        1,526
Banque Paribas-NY
   6.875%, 3/1/09                               1,500        1,473
Deutsche Bank Financial Inc.
   6.70%, 12/13/06                              2,000        2,001
Enersis SA
   7.40%, 12/1/16                               1,500        1,501
Husky Oil Ltd.
   7.55%, 11/15/16                              1,000        1,031
Republic of Italy Global Bond
   6.875%, 9/27/23                              2,000        1,972
Japan Financial Corp.
   7.375%, 4/27/05                              1,000        1,059
KFW International Finance, Inc.
   7.20%, 3/15/14                               2,000        2,088
Metropolitano de Lisboa
(1) 7.42%, 10/15/16                             1,000        1,053
Petro-Canada
   7.875%, 6/15/26                              1,000        1,084
Southern Investments UK PLC
   6.80%, 12/1/06                               1,500        1,492
Toronto Dominion Bank-NY
   6.45%, 1/15/09                               1,000          969
Zeneca Wilmington Inc.
    7.00%, 11/15/23                             1,000        1,007
-------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $18,746)                                           19,290
-------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (13.6%)
-------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (11.2%)
U.S. Treasury Bonds
   6.25%, 8/15/23                               9,500        9,230
   7.25%, 5/15/16                              18,500       20,107
   7.50%, 11/15/16                              6,000        6,679
U.S. Treasury Notes
   6.50%, 8/15/05                              11,000       11,233
   6.625%, 5/15/07                              5,000        5,164
                                                         ----------
                                                            52,413
                                                         ----------
FEDERAL AGENCY OBLIGATION (0.2%)
Federal Home Loan Bank
   7.66%, 7/20/04                               1,000        1,075
                                                         ----------

MORTGAGE PASS-THROUGH SECURITIES (2.2%)
Federal Home Loan Mortgage Corp.
(3)6.50%, 8/1/25--4/1/26                        8,599        8,404
Government National Mortgage Assn.
(3)6.50%, 3/15/26                               1,917        1,878
                                                         ----------
                                                            10,282
                                                         ----------
-------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $60,692)                                           63,770
-------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.3%)
-------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   6.05%, 10/1/97                               5,168        5,168
   6.14%, 10/1/97--Note F                       5,425        5,425
-------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $10,593)                                           10,593
-------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
   (COST $347,389)                                         469,661
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
-------------------------------------------------------------------
Other Assets--Note C                                         4,295
Liabilities--Note F                                         (6,177)
                                                         ----------
                                                            (1,882)
-------------------------------------------------------------------

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                                                             MARKET
                                                             VALUE*
                                                              (000)
--------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------
Applicable to 26,037,243 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)                 $467,779
====================================================================

NET ASSET VALUE PER SHARE                                    $17.97
====================================================================

*See Note A in Notes to Financial Statements.

ADR--American Depository Receipt.

MTN--Medium-Term Note.

(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1997, the aggregate value of these securities was $8,561,000, representing 1.8% of net assets.

(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).

(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

----------------------------------------------------------------------
                                                 AMOUNT           PER
                                                  (000)         SHARE
----------------------------------------------------------------------
 AT SEPTEMBER 30, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
 Paid in Capital--Note A                       $308,236        $11.84
 Undistributed Net Investment
   Income--Notes A and D                         15,492           .59
 Accumulated Net
   Realized Gains--Note D                        21,779           .84
 Unrealized Appreciation--Note E                122,272          4.70
----------------------------------------------------------------------
 NET ASSETS                                    $467,779        $17.97
======================================================================




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
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                                                            MARKET
                                                            VALUE*
EQUITY INDEX PORTFOLIO                         SHARES        (000)
-------------------------------------------------------------------
COMMON STOCKS
-------------------------------------------------------------------
   General Electric Co.                       308,736     $ 21,013
   Exxon Corp.                                234,930       15,050
-  Microsoft Corp.                            112,950       14,945
   The Coca-Cola Co.                          233,862       14,251
   Intel Corp.                                153,928       14,219
   Merck & Co., Inc.                          113,928       11,386
   Royal Dutch Petroleum Co. ADR              202,180       11,221
   International Business
    Machines Corp.                             93,932        9,951
   Philip Morris Cos., Inc.                   230,069        9,562
   Procter & Gamble Co.                       130,044        8,981
   Bristol-Myers Squibb Co.                    94,650        7,832
   Wal-Mart Stores, Inc.                      213,542        7,821
   Pfizer, Inc.                               121,836        7,318
   Johnson & Johnson                          126,354        7,281
   American International Group, Inc.          67,485        6,964
   Hewlett-Packard Co.                         98,048        6,820
   AT&T Corp.                                 153,164        6,787
   E.I. du Pont de Nemours & Co.              106,840        6,577
   Eli Lilly & Co.                             52,602        6,335
   Bell Atlantic Corp.                         73,191        5,887
   PepsiCo, Inc.                              144,304        5,853
   Citicorp                                    43,216        5,788
   Mobil Corp.                                 73,898        5,468
-  Compaq Computer Corp.                       71,284        5,328
   SBC Communications Inc.                     86,440        5,305
   Chevron Corp.                               63,030        5,243
   The Walt Disney Co.                         63,610        5,129
   The Boeing Co.                              94,193        5,128
   Ford Motor Co.                             112,558        5,093
   Lucent Technologies, Inc.                   61,721        5,023
   BankAmerica Corp.                           66,626        4,885
   Chase Manhattan Corp.                       40,487        4,777
   Fannie Mae                                 100,696        4,733
-  Cisco Systems, Inc.                         64,426        4,707
   Abbott Laboratories                         73,328        4,688
   General Motors Corp.                        68,982        4,617
   American Home Products Corp.                62,450        4,559
   Gillette Co.                                52,678        4,547
   Amoco Corp.                                 46,797        4,510
   BellSouth Corp.                             93,304        4,315
   NationsBank Corp.                           69,196        4,281
   Travelers Group Inc.                        60,430        4,124
   Motorola, Inc.                              57,256        4,115
   GTE Corp.                                   89,835        4,076
   Schlumberger Ltd.                           47,700        4,016
   American Express Co.                        45,157        3,697
   Minnesota Mining &
    Manufacturing Co.                          39,109        3,618
   Home Depot, Inc.                            68,895        3,591
   Schering-Plough Corp.                       69,244        3,566
   Ameritech Corp.                             52,936        3,520
   Warner-Lambert Co.                          25,654        3,462
-  Oracle Corp.                                92,355        3,365
   Allstate Corp.                              40,858        3,284
   Unilever NV ADR                             15,064        3,203
   McDonald's Corp.                            65,293        3,110
   Banc One Corp.                              54,935        3,066
-  WorldCom, Inc.                              86,800        3,065
   Texaco Inc.                                 49,800        3,060
-  Dell Computer Corp.                         31,200        3,021
   Morgan Stanley, Dean Witter,
    Discover and Co.                           55,709        3,012
   Time Warner, Inc.                           53,151        2,880
   First Union Corp.                           54,172        2,712
   Xerox Corp.                                 31,347        2,639
   Kimberly-Clark Corp.                        53,088        2,598
   Northern Telecom Ltd.                       24,748        2,572
   Atlantic Richfield Co.                      30,038        2,566
   Computer Associates
    International, Inc.                        34,394        2,470
   Texas Instruments, Inc.                     18,161        2,454
   Emerson Electric Co.                        42,180        2,431
   Sara Lee Corp.                              46,254        2,382
   Chrysler Corp.                              64,536        2,376
   Freddie Mac                                 66,856        2,357
   AlliedSignal Inc.                           54,512        2,317
   Merrill Lynch & Co., Inc.                   31,200        2,315
   Wells Fargo & Co.                            8,377        2,304
   US Bancorp, Inc.                            23,214        2,240
   Norwest Corp.                               35,535        2,177
   Monsanto Co.                                55,605        2,169
   Campbell Soup Co.                           43,374        2,125
   Sears, Roebuck & Co.                        37,107        2,113
   Anheuser-Busch Cos., Inc.                   46,270        2,088
   Medtronic, Inc.                             44,328        2,083
   First Chicago NBD Corp.                     27,629        2,079
   Tyco International Ltd.                     25,306        2,077
   Sprint Corp.                                40,413        2,021
   Eastman Kodak Co.                           30,906        2,007
   Colgate-Palmolive Co.                       28,518        1,987
   Dow Chemical Co.                            21,777        1,975
   J.P. Morgan & Co., Inc.                     17,343        1,971
   Lockheed Martin Corp.                       18,248        1,946
   Caterpillar, Inc.                           35,466        1,913
   MCI Communications Corp.                    64,622        1,894
   United Technologies Corp.                   22,324        1,808
   Columbia/HCA Healthcare Corp.               62,257        1,790
   Westinghouse Electric Corp.                 65,700        1,778
   U S WEST Communications Group               46,129        1,776
   Pharmacia & Upjohn, Inc.                    47,889        1,748
   The Bank of New York Co., Inc.              36,098        1,733
-  AirTouch Communications, Inc.               47,478        1,683
   Duke Energy Corp.                           33,973        1,680
   Washington Mutual, Inc.                     24,094        1,678
-  3Com Corp.                                  32,500        1,666
   H.J. Heinz Co.                              35,511        1,640
-  Applied Materials, Inc.                     17,172        1,636
   Kellogg Co.                                 38,658        1,628
-  Sun Microsystems, Inc.                      34,400        1,608
   Fleet Financial Group, Inc.                 24,162        1,584
   International Paper Co.                     28,474        1,568
   First Data Corp.                            41,364        1,554
   ConAgra, Inc.                               22,751        1,502
   Waste Management Inc.                       42,583        1,488
   Southern Co.                                65,925        1,487
   General Re Corp.                             7,454        1,480
   Union Pacific Corp.                         23,298        1,459
   PNC Bank Corp.                              29,757        1,453



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
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                                                            MARKET
                                                            VALUE*
                                               SHARES        (000)
-------------------------------------------------------------------
   Gannett Co., Inc.                           13,396     $  1,446
   NIKE, Inc. Class B                          27,180        1,441
   Burlington Northern Santa Fe Corp.          14,766        1,427
   SunTrust Banks, Inc.                        20,590        1,399
   Automatic Data Processing, Inc.             27,736        1,387
-  EMC Corp.                                   23,700        1,383
   Baxter International, Inc.                  26,321        1,375
   Aluminum Co. of America                     16,745        1,373
   J.C. Penney Co., Inc.                       23,456        1,366
   Barnett Banks, Inc.                         18,814        1,331
   Raytheon Co.                                22,260        1,316
   Mellon Bank Corp.                           23,860        1,306
   KeyCorp                                     20,508        1,305
   CIGNA Corp.                                  6,989        1,302
-  U S WEST Media Group                        58,329        1,301
   CoreStates Financial Corp.                  19,536        1,293
   Phillips Petroleum Co.                      25,009        1,291
   Deere & Co.                                 23,838        1,281
   Archer-Daniels-Midland Co.                  53,189        1,273
   The Gap, Inc.                               25,246        1,264
   MBNA Corp.                                  31,160        1,262
   CPC International, Inc.                     13,499        1,250
   National City Corp.                         20,298        1,250
   Halliburton Co.                             23,904        1,243
   The Seagram Co. Ltd.                        35,219        1,241
   Norfolk Southern Corp.                      11,963        1,235
   Rockwell International Corp.                19,609        1,234
   Loews Corp.                                 10,900        1,231
   Marsh & McLennan Cos., Inc.                 15,890        1,218
   American General Corp.                      23,411        1,214
   Dayton-Hudson Corp.                         20,258        1,214
   May Department Stores Co.                   22,236        1,212
-  Amgen, Inc.                                 25,199        1,206
   BankBoston Corp.                            13,626        1,205
-  CUC International, Inc.                     38,608        1,197
   Walgreen Co.                                46,556        1,193
   CSX Corp.                                   20,308        1,188
   Illinois Tool Works, Inc.                   23,716        1,186
   Aetna Inc.                                  14,075        1,146
   The Chubb Corp.                             16,118        1,145
   Bankers Trust New York Corp.                 9,328        1,143
   Household International, Inc.               10,070        1,140
   AMP, Inc.                                   21,098        1,130
   Pitney Bowes, Inc.                          13,527        1,125
   Enron Corp.                                 29,059        1,119
   Weyerhaeuser Co.                            18,802        1,116
-  HFS Inc.                                    14,690        1,093
   Wachovia Corp.                              14,882        1,071
   PPG Industries, Inc.                        16,725        1,048
   Textron, Inc.                               15,920        1,035
   The Goodyear Tire & Rubber Co.              15,049        1,035
   USX-Marathon Group                          27,719        1,031
   General Mills, Inc.                         14,867        1,025
-  Boston Scientific Corp.                     18,342        1,012
   Corning, Inc.                               21,348        1,009
-  Viacom Inc. Class B                         31,667        1,001
   Unocal Corp.                                23,099          999
-  Tele-Communications, Inc. Class A           48,055          982
-  AMR Corp.                                    8,693          962
   Fifth Third Bancorp                         14,700          959
   PG&E Corp.                                  41,305          958
   Edison International                        37,894          957
-  Toys R Us, Inc.                             26,818          952
   The Hartford Financial Services
    Group Inc.                                 10,888          937
   CVS Corp.                                   16,262          925
   Charles Schwab Corp.                        25,500          912
   State Street Corp.                          14,900          908
   Georgia-Pacific Corp.                        8,682          906
   Ralston-Ralston Purina Group                10,164          899
   Mattel, Inc.                                27,122          898
   United Healthcare Corp.                     17,788          889
-  Federated Department Stores                 20,100          867
   Conseco Inc.                                17,700          864
   FPL Group, Inc.                             16,846          863
-  Tellabs, Inc.                               16,696          860
   Barrick Gold Corp.                          34,401          851
-  HEALTHSOUTH Corp.                           31,800          849
-  Federal Express Corp.                       10,596          848
   Air Products & Chemicals, Inc.              10,203          846
-  Tenet Healthcare Corp.                      28,797          839
   Texas Utilities Co.                         23,174          834
   Marriott International                      11,703          832
   Fort James Corp.                            18,141          831
-  Seagate Technology                          22,800          824
   Aon Corp.                                   15,500          820
   Honeywell, Inc.                             12,116          814
   Albertson's, Inc.                           23,199          809
   Wrigley, (Wm.) Jr. Co.                      10,729          808
   American Electric Power Co., Inc.           17,500          796
   Hershey Foods Corp.                         14,090          796
   Occidental Petroleum Corp.                  30,569          793
   Hilton Hotels Corp.                         23,157          780
   Tenneco, Inc.                               16,061          769
   Comerica, Inc.                               9,700          766
   Avon Products, Inc.                         12,294          762
   Guidant Corp.                               13,600          762
   Praxair, Inc.                               14,821          759
   Service Corp. International                 23,324          751
   Salomon, Inc.                                9,983          751
   Northrop Grumman Corp.                       6,162          748
   Browning-Ferris Industries, Inc.            19,529          743
   Consolidated Edison Co. of
    New York, Inc.                             21,755          740
-  Costco Cos., Inc.                           19,618          737
   Progressive Corp. of Ohio                    6,800          728
   Alcan Aluminium Ltd.                        20,912          727
   Cardinal Health, Inc.                       10,200          724
-  ITT Corp.                                   10,688          724
-  The Kroger Co.                              23,702          716
   Dover Corp.                                 10,530          715
-  Bay Networks, Inc.                          18,500          715
   Masco Corp.                                 15,529          711
   The Clorox Co.                               9,576          710
   Pioneer Hi-Bred International, Inc.          7,788          709
   Baker Hughes, Inc.                          16,054          702
   SunAmerica Inc.                             17,850          700
   Dresser Industries, Inc.                    16,187          696
   Ingersoll-Rand Co.                          16,001          689
   Williams Cos., Inc.                         14,715          689



                                       19
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
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                                                            MARKET
                                                            VALUE*
EQUITY INDEX PORTFOLIO                         SHARES        (000)
-------------------------------------------------------------------
   Lincoln National Corp.                       9,687      $   674
-  Micron Technology, Inc.                     19,397          673
   Eaton Corp.                                  7,100          656
   Newmont Mining Corp.                        14,555          654
   St. Paul Cos., Inc.                          7,955          649
   Dominion Resources, Inc.                    16,996          644
   Cognizant Corp.                             15,734          641
-  Kmart Corp.                                 45,553          638
   Delta Air Lines, Inc.                        6,771          638
   The Quaker Oats Co.                         12,659          638
   TRW, Inc.                                   11,586          636
   Lowe's Cos., Inc.                           16,235          631
   MGIC Investment Corp.                       11,000          630
   The Limited, Inc.                           25,786          630
-  Digital Equipment Corp.                     14,543          630
   Rite Aid Corp.                              11,352          629
   SAFECO Corp.                                11,880          628
   American Stores Co.                         25,760          628
   The McGraw-Hill Cos.                         9,234          625
   Cooper Industries, Inc.                     11,484          621
   Union Pacific Resources
    Group, Inc.                                23,516          616
   Transamerica Corp.                           6,188          616
-  Clear Channel Communications                 9,450          613
   Coastal Corp.                                9,963          610
   PacifiCorp                                  27,272          610
   Tribune Co.                                 11,402          608
   Sysco Corp.                                 16,390          605
   ALLTEL Corp.                                17,542          605
   Burlington Resources, Inc.                  11,730          602
   Green Tree Financial Corp.                  12,800          602
   Entergy Corp.                               22,950          598
   Newell Co.                                  14,775          591
   UNUM Corp.                                  12,894          588
   Interpublic Group of Cos., Inc.             11,449          587
   Republic New York Corp.                      5,078          577
-  National Semiconductor Corp.                13,929          571
   Union Carbide Corp.                         11,618          566
   Houston Industries, Inc.                    25,987          565
-  Thermo Electron Corp.                       13,900          556
   Rohm & Haas Co.                              5,763          553
   Public Service Enterprise
    Group Inc.                                 21,468          553
   VF Corp.                                     5,930          549
   Champion International Corp.                 9,004          549
   Crown Cork & Seal Co., Inc.                 11,880          548
   Becton, Dickinson & Co.                     11,360          544
   Fortune Brands, Inc.                        15,939          537
   Huntington Bancshares Inc.                  14,800          533
   Jefferson-Pilot Corp.                        6,705          530
-  KLA-Tencor Corp.                             7,800          526
-  Parametric Technology Corp.                 11,900          524
   UST Inc.                                    16,993          519
   H.F. Ahmanson & Co.                          9,131          519
   Amerada Hess Corp.                           8,378          517
   Genuine Parts Co.                           16,769          517
   MBIA, Inc.                                   4,100          514
   Torchmark Corp.                             13,094          514
   Consolidated Natural Gas Co.                 8,788          511
-  Mirage Resorts, Inc.                        16,900          509
   Carolina Power & Light Co.                  14,153          509
   International Flavors &
    Fragrances, Inc.                           10,307          505
   General Dynamics Corp.                       5,780          504
-  Computer Sciences Corp.                      7,082          501
   Winn-Dixie Stores, Inc.                     14,126          501
   W.R. Grace & Co.                             6,792          500
   R.R. Donnelley & Sons Co.                   13,927          497
   Freeport-McMoRan Copper &
    Gold Inc. Class B                          17,200          496
   PECO Energy Corp.                           21,085          494
   The Times Mirror Co. Class A                 8,938          491
   CINergy Corp.                               14,573          487
   Dana Corp.                                   9,808          484
   Reynolds Metals Co.                          6,833          484
   Unicom Corp.                                20,454          478
   New York Times Co. Class A                   9,082          477
   Allegheny Teledyne Inc.                     16,632          476
   Morton International, Inc.                  13,291          472
   Sherwin-Williams Co.                        16,024          472
   TJX Cos., Inc.                              15,372          470
   Nordstrom, Inc.                              7,343          467
   Hercules, Inc.                               9,378          467
   Case Corp.                                   7,000          466
   Knight-Ridder, Inc.                          8,536          466
   Parker Hannifin Corp.                       10,342          465
   Dillard's Inc.                              10,606          465
   Whirlpool Corp.                              6,990          463
-  Cabletron Systems, Inc.                     14,386          460
   Golden West Financial Corp.                  5,126          460
   The Dun & Bradstreet Corp.                  16,034          455
   Eastman Chemical Co.                         7,294          452
   Laidlaw, Inc.                               30,142          450
   Central & South West Corp.                  20,126          447
-  Western Atlas, Inc.                          5,064          446
   Comcast Corp. Class A Special               17,329          444
   Phelps Dodge Corp.                           5,674          440
   Southwest Airlines Co.                      13,688          437
   Placer Dome, Inc.                           22,783          436
   W.W. Grainger, Inc.                          4,880          434
-  Silicon Graphics, Inc.                      16,439          432
-  LSI Logic Corp.                             13,400          430
   Nucor Corp.                                  8,169          430
-  Owens-Illinois, Inc.                        12,650          429
   Equifax, Inc.                               13,600          428
-  AutoZone Inc.                               14,200          426
-  Advanced Micro Devices, Inc.                13,016          424
   Fluor Corp.                                  7,842          421
   DTE Energy Co.                              13,586          414
   GPU Inc.                                    11,492          412
   Sonat, Inc.                                  8,066          410
   Dow Jones & Co., Inc.                        8,731          408
   Union Camp Corp.                             6,575          406
   Johnson Controls, Inc.                       8,036          398
   Willamette Industries, Inc.                 10,374          397
   Inco Ltd.                                   15,807          396
   Ashland, Inc.                                7,226          393
   Baltimore Gas & Electric Co.                14,051          390
   Anadarko Petroleum Corp.                     5,400          388
   Beneficial Corp.                             5,084          387



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                                                            MARKET
                                                            VALUE*
                                               SHARES        (000)
-------------------------------------------------------------------
   PACCAR, Inc.                                 6,960       $  386
   Comcast Corp. Class A                       14,931          383
   Circuit City Stores, Inc.                    9,312          375
   Union Electric Co.                           9,647          371
   Columbia Gas Systems, Inc.                   5,273          369
   The Stanley Works                            8,570          369
   Avery Dennison Corp.                         9,210          368
   Liz Claiborne, Inc.                          6,624          364
-  Humana, Inc.                                15,200          362
   The Mead Corp.                               5,008          362
   Rubbermaid, Inc.                            14,067          360
   H & R Block, Inc.                            9,268          358
   Countrywide Credit Industries, Inc.          9,800          357
   Apache Corp.                                 8,300          356
   Pennzoil Co.                                 4,437          354
   ITT Industries, Inc.                        10,588          351
   Northern States Power Co.                    6,954          346
   Temple-Inland Inc.                           5,401          346
   Raychem Corp.                                4,024          340
   PP&L Resources Inc.                         15,400          337
   Frontier Corp.                              14,600          336
   Ohio Edison Co.                             14,323          336
   Harris Corp.                                 7,320          335
   Adobe Systems, Inc.                          6,600          332
   Brunswick Corp.                              9,402          331
   Harcourt General, Inc.                       6,685          331
   Providian Financial Corp.                    8,308          330
   Westvaco Corp.                               9,040          326
   Tandy Corp.                                  9,594          323
   Hasbro, Inc.                                11,400          321
   Kerr-McGee Corp.                             4,574          315
   Black & Decker Corp.                         8,412          313
-  US Airways Group Inc.                        7,401          306
   IKON Office Solutions                       11,938          305
   Brown-Forman Corp. Class B                   6,099          303
   Maytag Corp.                                 8,778          300
   Sun Co., Inc.                                6,805          298
   Ecolab, Inc.                                 6,113          297
-  FMC Corp.                                    3,294          292
   Sigma-Aldrich Corp.                          8,838          290
   Perkin-Elmer Corp.                           3,908          286
-  St. Jude Medical, Inc.                       8,128          285
   Cummins Engine Co., Inc.                     3,599          281
-  DSC Communications Corp.                    10,450          281
-  Novell, Inc.                                30,945          278
   Engelhard Corp.                             12,833          277
   Thomas & Betts Corp.                         5,002          273
-  Rowan Cos., Inc.                             7,631          272
   Snap-On Inc.                                 5,878          271
   Aegon NV ARS                                 3,391          270
   Pacific Enterprises                          7,820          265
   Pall Corp.                                  12,256          264
-  Ceridian Corp.                               7,140          264
-  Woolworth Corp.                             11,909          263
   USX-U.S. Steel Group                         7,578          263
   Great Lakes Chemical Corp.                   5,325          263
-  Oryx Energy Co.                             10,010          255
   Nalco Chemical Co.                           6,269          251
   Wendy's International, Inc.                 11,641          247
   Deluxe Corp.                                 7,349          247
   American Greetings Corp. Class A             6,678          245
   Mallinckrodt, Inc.                           6,810          245
   Ryder System, Inc.                           6,815          245
   Louisiana-Pacific Corp.                      9,782          245
   Whitman Corp.                                8,963          244
-  Apple Computer, Inc.                        11,246          244
   Armstrong World Industries Inc.              3,601          241
   Louisiana Land & Exploration Co.             3,070          240
-  Unisys Corp.                                15,605          239
-  Reebok International Ltd.                    4,886          238
   SuperValu Inc.                               5,988          235
   The BFGoodrich Co.                           5,178          234
   Biomet, Inc.                                 9,719          233
-  NextLevel Systems, Inc.                     13,800          231
-  ALZA Corp.                                   7,809          226
   USF&G Corp.                                  9,844          226
-  Andrew Corp.                                 8,511          222
   The Timken Co.                               5,530          222
   Solutia Inc.                                10,921          218
   Boise Cascade Corp.                          5,136          216
   Bemis Co., Inc.                              4,677          209
   Allergan, Inc.                               5,718          207
   General Signal Corp.                         4,739          205
   Polaroid Corp.                               3,953          202
   Mercantile Stores Co., Inc.                  3,199          201
-  Harrah's Entertainment, Inc.                 8,957          201
   Tektronix, Inc.                              2,968          200
   Bausch & Lomb, Inc.                          4,916          199
   Homestake Mining Co.                        12,867          197
   Cyprus Amax Minerals Co.                     8,130          195
-  Fruit of the Loom, Inc.                      6,758          190
   Millipore Corp.                              3,865          190
   Echlin, Inc.                                 5,414          190
   U.S. Surgical Corp.                          6,493          190
   Harnischfeger Industries Inc.                4,419          189
   Helmerich & Payne, Inc.                      2,333          187
   Caliber System Inc.                          3,410          185
   Cooper Tire & Rubber Co.                     6,948          185
   Owens Corning                                5,053          184
   Autodesk, Inc.                               4,060          184
   Manor Care Inc.                              5,526          184
   Worthington Industries, Inc.                 9,086          183
   Giant Food, Inc. Class A                     5,519          180
-  Beverly Enterprises, Inc.                   10,279          179
-  Navistar International Corp.                 6,435          178
   McDermott International, Inc.                4,771          174
   National Service Industries, Inc.            3,963          174
   C.R. Bard, Inc.                              4,883          166
   NICOR, Inc.                                  4,389          165
   Crane Co.                                    3,999          164
   Darden Restaurants Inc.                     13,967          161
   Meredith Corp.                               4,722          156
   Scientific-Atlanta, Inc.                     6,895          156
   Moore Corp. Ltd.                             8,130          154
   Tupperware Corp.                             5,329          150
   Centex Corp.                                 2,557          149
   Alberto-Culver Co. Class B                   4,902          149
   Foster Wheeler Corp.                         3,393          149
   Battle Mountain Gold Co. Class A            20,324          146
   King World Productions, Inc.                 3,301          143



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
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                                                            MARKET
                                                            VALUE*
EQUITY INDEX PORTFOLIO                         SHARES        (000)
-------------------------------------------------------------------
   Pep Boys (Manny, Moe & Jack)                 5,220       $  142
   Stone Container Corp.                        8,879          138
   Safety-Kleen Corp.                           5,508          132
   Potlatch Corp.                               2,557          129
   Adolph Coors Co. Class B                     3,305          125
   Aeroquip-Vickers Inc.                        2,454          120
   Shared Medical Systems Corp.                 2,223          118
-  Data General Corp.                           4,387          117
   Peoples Energy Corp.                         3,085          116
   ASARCO, Inc.                                 3,525          113
-  Niagara Mohawk Power Corp.                  11,462          110
   Great Atlantic & Pacific Tea
    Co., Inc.                                   3,406          108
   Fleetwood Enterprises, Inc.                  3,144          106
-  Bethlehem Steel Corp.                       10,026          103
   Briggs & Stratton Corp.                      2,091          103
   Springs Industries Inc. Class A              1,803           95
   Jostens Inc.                                 3,412           93
   Inland Steel Industries, Inc.                4,127           90
   Longs Drug Stores, Inc.                      3,320           89
   Russell Corp.                                2,914           86
   NACCO Industries, Inc. Class A                 725           85
   Cincinnati Milacron, Inc.                    3,070           82
   ONEOK, Inc.                                  2,445           80
   Ball Corp.                                   2,246           78
   Pulte Corp.                                  1,839           70
   EG&G, Inc.                                   3,393           70
   Eastern Enterprises                          1,813           68
   Kaufman & Broad Home Corp.                   2,865           62
   Fleming Cos., Inc.                           3,388           62
   Echo Bay Mines Ltd.                         10,481           60
   John H. Harland Co.                          2,279           52
-  Charming Shoppes, Inc.                       7,850           48
   First Michigan Bank Corp.                    1,125           47
   Freeport-McMoRan Copper &
    Gold, Inc. Class A                          1,600           44
   Stride Rite Corp.                            2,971           40
-  Armco, Inc.                                  6,637           40
-  Viacom Inc. Class A                          1,056           33
-------------------------------------------------------------------
TOTAL COMMON STOCKS (96.5%)(1)
   (COST $409,543)                                         692,752
-------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                 (000)
-------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.0%)
-------------------------------------------------------------------
U.S. Treasury Bills
(2) 5.02%, 10/16/97                          $    200          200
(2) 5.50%, 10/23/97                               800          798
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.05%, 10/1/97                              27,497       27,497
-------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $28,494)                                           28,495
-------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
   (COST $438,037)                                         721,247
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
-------------------------------------------------------------------
Other Assets--Note C                                         1,825
Liabilities                                                 (5,401)
                                                         ----------
                                                            (3,576)
-------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------
Applicable to 28,346,747 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)                $717,671
===================================================================

NET ASSET VALUE PER SHARE                                   $25.32
===================================================================

*See Note A in Notes to Financial Statements.

-Non-Income Producing Security.

(1)The combined market value of common stocks and S&P 500 Index futures contracts represents 100.0% of net assets. See Note E.

(2)Securities with an aggregate value of $998,000 have been segregated as initial margin for open futures contracts.

ADR--American Depository Receipt.

---------------------------------------------------------------------
 AT SEPTEMBER 30, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                                AMOUNT           PER
                                                 (000)         SHARE
---------------------------------------------------------------------
 Paid in Capital                              $418,177        $14.75
 Undistributed Net
   Investment Income                             9,560           .34
 Accumulated Net Realized Gains                  6,401           .23
 Unrealized Appreciation--Note E
   Investment Securities                       283,210          9.99
   Futures Contracts                               323           .01
---------------------------------------------------------------------
 NET ASSETS                                   $717,671        $25.32
=====================================================================



                                       22
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
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                                                            MARKET
                                                            VALUE*
EQUITY INCOME PORTFOLIO                        SHARES        (000)
-------------------------------------------------------------------
COMMON STOCKS (98.9%)
-------------------------------------------------------------------
AUTO & TRANSPORTATION (2.9%)
   Ford Motor Co.                              51,500     $  2,330
   Genuine Parts Co.                           58,150        1,792
   Norfolk Southern Corp.                      14,000        1,446
   Union Pacific Corp.                         34,400        2,154
                                                        -----------
                                                             7,722
                                                        -----------
CONSUMER DISCRETIONARY (5.7%)
   Deluxe Corp.                                23,300          782
   Eastman Kodak Co.                           13,400          870
   Fortune Brands, Inc.                        67,900        2,287
-  Kmart Corp.                                 73,200        1,025
   May Department Stores Co.                   60,200        3,281
   The McGraw-Hill Cos.                        23,300        1,577
   J.C. Penney Co., Inc.                       69,900        4,072
   Whirlpool Corp.                             23,100        1,532
-  Woolworth Corp.                              6,600          146
                                                        -----------
                                                            15,572
                                                        -----------
CONSUMER STAPLES (8.5%)
   Anheuser-Busch Cos., Inc.                   53,000        2,392
   The Clorox Co.                              24,400        1,809
-  Gallaher Group PLC ADR                      80,000        1,535
   General Mills, Inc.                         34,200        2,358
   H.J. Heinz Co.                              47,750        2,205
   International Flavors &
    Fragrances, Inc.                           30,700        1,504
   Kellogg Co.                                 24,200        1,019
   Philip Morris Cos., Inc.                   166,600        6,924
   The Quaker Oats Co.                         37,100        1,869
   UST Inc.                                    51,100        1,562
                                                        -----------
                                                            23,177
                                                        -----------
FINANCIAL SERVICES (19.4%)
   American General Corp.                      43,700        2,267
   Banc One Corp.                              60,240        3,362
   Bankers Trust New York Corp.                29,800        3,651
   Barnett Banks, Inc.                         31,300        2,214
   CoreStates Financial Corp.                  41,200        2,727
   The Dun & Bradstreet Corp.                  51,400        1,458
   First Chicago NBD Corp.                     37,000        2,784
   First Union Corp.                           43,700        2,188
   Fleet Financial Group, Inc.                 28,900        1,895
   KeyCorp                                     31,200        1,985
   Lincoln National Corp.                      34,000        2,367
   Marsh & McLennan Cos., Inc.                 34,800        2,667
   Mellon Bank Corp.                           28,700        1,571
   J.P. Morgan & Co., Inc.                     32,700        3,716
   NationsBank Corp.                           58,382        3,612
   PNC Bank Corp.                              55,600        2,714
   SAFECO Corp.                                49,800        2,633
   St. Paul Cos., Inc.                         16,900        1,378
   U.S. Bancorp                                17,818        1,719
   Wachovia Corp.                              29,600        2,131
   Washington Mutual, Inc.                     51,120        3,559
                                                        -----------
                                                            52,598
                                                        -----------
HEALTH CARE (11.6%)
   American Home Products Corp.                85,400        6,234
   Baxter International, Inc.                  22,800        1,191
   Bristol-Myers Squibb Co.                    98,200        8,126
   Glaxo Wellcome PLC ADR                      84,700        3,806
   Eli Lilly & Co.                             26,900        3,240
   Merck & Co., Inc.                           37,100        3,708
   Pharmacia & Upjohn, Inc.                   143,950        5,254
                                                        -----------
                                                            31,559
                                                        -----------
INTEGRATED OILS (17.0%)
   Amoco Corp.                                 50,500        4,867
   Atlantic Richfield Co.                      75,400        6,442
   Chevron Corp.                               81,100        6,747
   Exxon Corp.                                124,200        7,957
   Mobil Corp.                                 94,600        7,000
   Phillips Petroleum Co.                      30,100        1,554
   Royal Dutch Petroleum Co. ADR               70,600        3,918
   Texaco Inc.                                 97,000        5,959
   USX-Marathon Group                          42,600        1,584
                                                        -----------
                                                            46,028
                                                        -----------
MATERIALS & PROCESSING (5.0%)
   ARCO Chemical Co.                           17,300          787
   Dow Chemical Co.                            52,100        4,725
   E.I. du Pont de Nemours & Co.               21,000        1,293
   International Paper Co.                     26,600        1,465
   Potlatch Corp.                              28,000        1,409
   Union Camp Corp.                            23,700        1,462
   Weyerhaeuser Co.                            42,600        2,529
                                                        -----------
                                                            13,670
                                                        -----------
PRODUCER DURABLES (1.7%)
   Emerson Electric Co.                        24,600        1,418
   Pitney Bowes, Inc.                          20,200        1,680
   Thomas & Betts Corp.                        26,900        1,469
                                                        -----------
                                                             4,567
                                                        -----------
UTILITIES (24.5%)
   AT&T Corp.                                 126,200        5,592
   Allegheny Energy, Inc.                      40,100        1,213
   Ameritech Corp.                             69,000        4,589
   Baltimore Gas & Electric Co.                47,200        1,310
   Bell Atlantic Corp.                        109,992        8,847
   BellSouth Corp.                             77,700        3,594
   Central & South West Corp.                  60,200        1,336
   Consolidated Edison Co. of
    New York, Inc.                             32,400        1,102
   Consolidated Natural Gas Co.                53,500        3,113
   Dominion Resources, Inc.                    31,100        1,178
   Duke Energy Corp.                           48,100        2,378
   Edison International                        80,000        2,020
   Energy Group PLC ADR                         4,025          168
   FPL Group, Inc.                             17,100          876
   GTE Corp.                                  117,900        5,350
   NICOR, Inc.                                 25,500          956
   Northern States Power Co.                   17,800          886
   OGE Energy Corp.                            21,300        1,005
   PP&L Resources Inc.                         28,800          630
   Pacific Enterprises                         21,600          732
   PacifiCorp                                 114,000        2,551
   Potomac Electric Power Co.                  35,000          796
   Public Service Enterprise
    Group Inc.                                 29,400          757
   SBC Communications Inc.                     58,868        3,613
   SCANA Corp.                                 42,100        1,055
   Southern Co.                                94,300        2,128
   TECO Energy, Inc.                           50,000        1,225



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                                                            MARKET
                                                            VALUE*
EQUITY INCOME PORTFOLIO                        SHARES        (000)
-------------------------------------------------------------------
   Texas Utilities Co.                         30,200     $  1,087
   Union Electric Co.                          26,200        1,007
   U S WEST Communications
    Group                                     103,200        3,973
   Wisconsin Energy Corp.                      47,900        1,245
                                                        -----------
                                                            66,312
                                                        -----------
OTHER (2.6%)
   General Electric Co.                        27,800        1,892
   Minnesota Mining &
    Manufacturing Co.                          42,200        3,904
   Ogden Corp.                                 50,400        1,191
                                                        -----------
                                                             6,987
                                                        -----------
-------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $191,580)                                         268,192
-------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
-------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.9%)
-------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.05%, 10/1/97
   (COST $2,356)                               $2,356        2,356
-------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
   (COST $193,936)                                         270,548
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
-------------------------------------------------------------------
Other Assets--Note C                                         1,038
Liabilities                                                   (377)
                                                        -----------
                                                               661
-------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------
Applicable to 14,660,398 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)                $271,209
===================================================================

NET ASSET VALUE PER SHARE                                   $18.50
===================================================================

*See Note A in Notes to Financial Statements.

-Non-Income Producing Security.

ADR--American Depository Receipt

----------------------------------------------------------------------
 AT SEPTEMBER 30, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                                 AMOUNT           PER
                                                  (000)         SHARE
----------------------------------------------------------------------
 Paid in Capital--Note A                       $183,095        $12.49
 Undistributed Net Investment
   Income--Notes A and D                          5,900           .40
 Accumulated Net
   Realized Gains--Note D                         5,602           .38
 Unrealized Appreciation--Note E                 76,612          5.23
----------------------------------------------------------------------
 NET ASSETS                                    $271,209        $18.50
======================================================================

-------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
GROWTH PORTFOLIO                               SHARES        (000)
-------------------------------------------------------------------
COMMON STOCKS (96.5%)
-------------------------------------------------------------------
CONSUMER DISCRETIONARY (8.1%)
   Carnival Corp. Class A                      86,800     $  4,014
   The Walt Disney Co.                         78,000        6,289
   Lowe's Cos., Inc.                           93,500        3,635
   Mattel, Inc.                               156,300        5,177
   May Department Stores Co.                  110,900        6,044
   Sears, Roebuck & Co.                       160,000        9,110
   Service Corp. International                 69,400        2,234
   Warnaco Group                               28,700          911
                                                        -----------
                                                            37,414
                                                        -----------
CONSUMER STAPLES (23.1%)
   CVS Corp.                                   18,000        1,024
   Campbell Soup Co.                           91,400        4,479
   The Coca-Cola Co.                          319,600       19,476
   Coca-Cola Enterprises, Inc.                 76,200        2,053
   Colgate-Palmolive Co.                       81,000        5,645
   Gillette Co.                               119,000       10,271
   PepsiCo, Inc.                              354,600       14,383
   Philip Morris Cos., Inc.                   472,000       19,617
   Procter & Gamble Co.                       263,600       18,205
   Unilever NV ADR                             52,100       11,078
                                                        -----------
                                                           106,231
                                                        -----------
ENERGY (1.4%)
   Renaissance Energy Ltd.                     89,000        2,221
   Talisman Energy, Inc.                      123,800        4,262
                                                        -----------
                                                             6,483
                                                        -----------
FINANCIAL SERVICES (12.3%)
   American International
    Group, Inc.                               105,000       10,835
   Automatic Data Processing, Inc.            221,300       11,065
   Chase Manhattan Corp.                       85,400       10,077
   First Data Corp.                           211,200        7,933
   Household International, Inc.               81,000        9,168
   Norwest Corp.                               86,300        5,286
   Paychex, Inc.                               62,300        2,173
                                                        -----------
                                                            56,537
                                                        -----------
HEALTH CARE (17.5%)
   American Home Products Corp.                71,400        5,212
   Bristol-Myers Squibb Co.                   194,000       16,053
   Cardinal Health, Inc.                       65,500        4,650
-  HealthCare Compare Corp.                    41,700        2,658
   Johnson & Johnson                          120,200        6,927
   Eli Lilly & Co.                            104,200       12,550
   Merck & Co., Inc.                           44,900        4,487
   Pfizer, Inc.                               297,400       17,863
-  Quintiles Transnational Corp.               43,600        3,668
   SmithKline Beecham PLC ADR                 132,900        6,495
                                                        -----------
                                                            80,563
                                                        -----------
MATERIALS & PROCESSING (8.4%)
   W.R. Grace & Co.                           148,000       10,897
   Illinois Tool Works, Inc.                   75,600        3,780
   Kimberly-Clark Corp.                        79,200        3,876
   Monsanto Co.                               462,600       18,041
   Solutia Inc.                                92,520        1,850
                                                        -----------
                                                            38,444
                                                        -----------
PRODUCER DURABLES (3.2%)
   The Boeing Co.                             172,000        9,363
   Honeywell, Inc.                             44,700        3,003
   Molex, Inc. Class A                         60,100        2,449
                                                        -----------
                                                            14,815
                                                        -----------
TECHNOLOGY (20.0%)
-  Altera Corp.                               101,100        5,181
-  Cisco Systems, Inc.                        175,100       12,793
-  DSC Communications Corp.                    76,000        2,043
-  Dell Computer Corp.                         39,600        3,834
   Hewlett-Packard Co.                        186,600       12,980
   Intel Corp.                                236,900       21,884
   Linear Technology Corp.                     38,100        2,629
-  Maxim Integrated Products, Inc.             16,300        1,159
-  Microsoft Corp.                            117,900       15,600
-  Oracle Corp.                               303,700       11,066
-  Xilinx, Inc.                                54,300        2,742
                                                        -----------
                                                            91,911
                                                        -----------
OTHER (2.5%)
   General Electric Co.                       170,500       11,605
                                                        -----------
-------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $297,458)                                         444,003
-------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
-------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.3%)
-------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.05%, 10/1/97
   (COST $15,381)                             $15,381       15,381
-------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
   (COST $312,839)                                         459,384
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
-------------------------------------------------------------------
Other Assets--Note C                                         1,602
Liabilities                                                   (667)
                                                        -----------
                                                               935
-------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------
Applicable to 21,397,125 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)                $460,319
===================================================================

NET ASSET VALUE PER SHARE                                   $21.51
===================================================================

*See Note A in Notes to Financial Statements.

-Non-Income Producing Security.

ADR--American Depository Receipt.

---------------------------------------------------------------------
 AT SEPTEMBER 30, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                                AMOUNT           PER
                                                 (000)         SHARE
---------------------------------------------------------------------
 Paid in Capital                              $297,548        $13.90
 Undistributed Net
   Investment Income                             4,036           .19
 Accumulated Net Realized Gains                 12,190           .57
 Unrealized Appreciation--Note E               146,545          6.85
---------------------------------------------------------------------
 NET ASSETS                                   $460,319        $21.51
=====================================================================

-------------------------------------------------------------------
                                                            MARKET
SMALL COMPANY                                               VALUE*
GROWTH PORTFOLIO                               SHARES        (000)
-------------------------------------------------------------------
COMMON STOCKS (94.2%)
-------------------------------------------------------------------
AUTO & TRANSPORTATION (4.8%)
   Air Express International Corp.             20,500     $    746
   Coachmen Industries, Inc.                    5,000           95
   Expeditors International of
    Washington, Inc.                           16,000          668
-  Halter Marine Group, Inc.                   16,500          798
-  Heartland Express, Inc.                     33,250          889
-  Hvide Marine, Inc. Class A                  16,000          510
-  Kirby Corp.                                 20,000          384
-  Midwest Express Holdings, Inc.              54,500        1,747
-  RailTex, Inc.                               31,000          527
                                                        -----------
                                                             6,364
                                                        -----------
CONSUMER DISCRETIONARY (19.2%)
-  Action Performance Cos., Inc.                9,000          260
   Advantage Learning Systems, Inc.             1,500           37
   Claire's Stores, Inc.                       37,000          828
   Cooker Restaurant Corp.                    114,000        1,190
-  The Dress Barn, Inc.                        37,500          900
-  Family Golf Centers, Inc.                   20,000          530
-  GT Interactive Software Corp.              143,500        1,686
   Hancock Fabrics, Inc.                       84,800        1,140
-  ITI Technologies, Inc.                      40,000        1,130
-  Lo-Jack Corp.                               57,000          812
-  LodgeNet Entertainment Corp.                55,000          715
   Marcus Corp.                                69,800        2,033
-  Nautica Enterprises Inc.                    34,000          952
-  The North Face, Inc.                        45,000        1,187
-  Object Design, Inc.                        136,000        1,122
   Oneida Ltd.                                 20,000          710
-  Plantronics, Inc.                           22,800          861
-  Play-By-Play Toys & Novelties, Inc.         61,500        1,391
-  QuickResponse Services, Inc.                55,000        1,884
-  Rent-Way, Inc.                              25,000          528
-  Renters Choice, Inc.                        20,000          450
-  Rex Stores Corp.                           101,300        1,140
-  Rockshox, Inc.                              50,000          709
-  Sonic Corp.                                 30,000          840
   Trendwest Resorts, Inc.                     29,300          685
-  Vistana, Inc.                               88,200        1,896
                                                        -----------
                                                            25,616
                                                        -----------
CONSUMER STAPLES (0.8%)
-  Whole Foods Market, Inc.                    28,500        1,094
                                                        -----------

ENERGY (0.7%)
-  Smith International, Inc.                    4,000          311
-  Trico Marine Services, Inc.                 17,000          589
                                                        -----------
                                                               900
                                                        -----------
FINANCIAL SERVICES (10.2%)
-  Advent Software, Inc.                       48,000        1,308
   Comdisco, Inc.                              50,000        1,628
-  Concord EFS, Inc.                           54,249        1,458
-  E*TRADE Group, Inc.                         22,800        1,069
   Fidelity National Financial, Inc.           15,000          355
   First Washington Realty Trust,
    Inc. REIT                                  49,700        1,224
   Interra Financial, Inc.                      9,100          547
-  Investment Technology Group, Inc.           38,500        1,040
   Manufactured Home
    Communities, Inc. REIT                     30,200          785
   McGrath RentCorp                            26,000          595
   Quick & Reilly Group, Inc.                   6,000          225
   Regency Realty Corp. REIT                   41,100        1,099
   Saul Centers, Inc. REIT                     71,900        1,375
   Sun Communities, Inc. REIT                  26,400          947
                                                        -----------
                                                            13,655
                                                        -----------
HEALTH CARE (15.9%)
-  Advanced Magnetics, Inc.                    14,300          153
-  Angeion Corp.                              121,300          614
   Arrow International, Inc.                   56,300        1,851
   Ballard Medical Products                    36,000          868
-  Bio-Rad Laboratories, Inc. Class A          41,900        1,257
-  Cell Genesys, Inc.                         145,600        1,147
-  Centocor, Inc.                              23,500        1,116
-  Creative Biomolecules, Inc.                103,600        1,114
-  Cytotherapeutics, Inc.                      54,500          296
   DENTSPLY International Inc.                 33,000        1,848
-  Genesis Health Ventures Inc.                12,800          498
-  Genome Therapeutics Corp.                  135,500        1,169
-  Haemonetics Corp.                           46,200          872
-  Harborside Healthcare Corp.                 72,000        1,228
-  Molecular Dynamics, Inc.                    27,700          734
-  NABI                                       170,200        1,234
-  PathoGenesis Corp.                          24,800          877
-  Patterson Dental Co.                        34,300        1,387
-  Sofamor Danek Group, Inc.                   28,300        1,617
-  Sybron International Corp.                  17,700          760
-  TheraTech, Inc.                             42,800          495
                                                        -----------
                                                            21,135
                                                        -----------
MATERIALS & PROCESSING (6.2%)
   BMC Industries, Inc.                        22,000          700
-  Comfort Systems USA, Inc.                   94,300        1,803
-  Fairfield Communities, Inc.                 27,800        1,044
-  Lydall, Inc.                                18,000          422
-  Service Experts Inc.                        70,600        1,911
-  Shaw Group, Inc.                            75,000        1,645
   TransPro Inc.                               19,000          207
   Valmont Industries, Inc.                    23,000          486
                                                        -----------
                                                             8,218
                                                        -----------
PRODUCER DURABLES (7.7%)
-  American Power Conversion Corp.             50,000        1,406
   Applied Power, Inc.                         35,000        2,203
-  Cuno Inc.                                   73,600        1,260
-  The Cherry Corp. Class A                    42,200          770
-  Dionex Corp.                                 5,000          269
   Donaldson Co., Inc.                         15,000          720
-  Hirsch International Corp. Class A          10,100          179
   Lindsay Manufacturing Co.                   20,000          850
-  Nobility Homes, Inc.                        40,000          530
-  Palm Harbor Homes, Inc.                     39,162        1,140
-  Southern Energy Homes, Inc.                 57,000          591
-  Trident International, Inc.                 19,000          314
                                                        -----------
                                                            10,232
                                                        -----------
TECHNOLOGY (27.5%)
   COMMUNICATIONS TECHNOLOGY (4.4%)
-  ACE*COMM Corp.                              20,000          432
-  Davox Corp.                                 31,750        1,064
-  Harmonic Lightwaves, Inc.                   48,000          780
-  Lightbridge, Inc.                           78,100        1,289
-  Melita International Corp.                  68,500          771
-  Netscape Communications Corp.               44,000        1,578

-------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
                                               SHARES        (000)
-------------------------------------------------------------------
   COMPUTER SERVICES, SOFTWARE
     & SYSTEMS (13.2%)
-  Arbor Software Corp.                        34,500      $ 1,596
-  AXENT Technologies, Inc.                    10,000          205
-  Documentum, Inc.                            46,500        1,534
-  Mechanical Dynamics, Inc.                   68,200          533
-  Orcad, Inc.                                106,000        1,544
-  Pinnacle Systems, Inc.                      70,000        2,047
-  Remedy Corp.                                41,500        1,426
-  STB Systems, Inc.                           15,250          555
-  Structural Dynamics Research
    Corp.                                      86,000        2,204
-  Total Control Products, Inc.                38,000          518
-  Versant Object Technology Corp.             20,000          310
-  Viewlogic Systems, Inc.                     54,000        1,286
-  Visio Corp.                                 53,000        2,200
-  Xionics Document
    Technologies, Inc.                         89,000        1,535

   COMPUTER TECHNOLOGY (1.8%)
-  ENCAD, Inc.                                 26,000          795
-  Security Dynamics
    Technologies, Inc.                         42,000        1,549

   ELECTRONICS (3.1%)
-  Avid Technology, Inc.                       39,000        1,253
   Cerprobe Corp.                              40,000        1,005
   IFR Systems, Inc.                           31,500        1,016
-  II-VI, Inc.                                 35,000          892

   ELECTRONICS-SEMICONDUCTORS/COMPONENTS (3.8%)
-  ANADIGICS, Inc.                             36,000        1,773
-  ESS Technology, Inc.                        66,000          994
-  Oak Technology, Inc.                       131,000        1,572
-  S3, Inc.                                    61,000          713

   ELECTRONICS-TECHNOLOGY (0.5%)
-  Speedfam International, Inc.                12,200          730

   SCIENTIFIC EQUIPMENT & SUPPLIES (0.7%)
-  VWR Scientific Products Corp.               41,400          947
                                                        -----------
                                                            36,646
                                                        -----------
UTILITIES (0.8%)
-  Tucson Electric Power Co.                   63,000        1,122
                                                        -----------

OTHER (0.4%)
   Teleflex Inc.                               14,000          485
                                                        -----------
-------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $104,520)                                         125,467
-------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
-------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.4%)
-------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account
   6.05%, 10/1/97                              $9,158        9,158
   6.11%, 10/1/97--Note F                       3,376        3,376
-------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $12,534)                                           12,534
-------------------------------------------------------------------



-------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
                                                             (000)
-------------------------------------------------------------------
TOTAL INVESTMENTS (103.6%)
   (COST $117,054)                                        $138,001
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.6%)
-------------------------------------------------------------------
Other Assets--Note C                                         1,559
Liabilities--Note F                                         (6,438)
                                                        -----------
                                                            (4,879)
-------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------
Applicable to 11,118,836 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)                $133,122
===================================================================

NET ASSET VALUE PER SHARE                                   $11.97
===================================================================

*See Note A in Notes to Financial Statements.

-Non-Income Producing Security.

REIT--Real Estate Investment Trust.

---------------------------------------------------------------------
 AT SEPTEMBER 30, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                                AMOUNT           PER
                                                 (000)         SHARE
---------------------------------------------------------------------
 Paid in Capital                              $112,854        $10.15
 Undistributed Net
   Investment Income                               447           .04
 Accumulated Net
   Realized Losses--Note D                      (1,126)         (.10)
 Unrealized Appreciation--Note E                20,947          1.88
---------------------------------------------------------------------
 NET ASSETS                                   $133,122        $11.97
=====================================================================

-------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
INTERNATIONAL PORTFOLIO                        SHARES        (000)
-------------------------------------------------------------------
COMMON STOCKS (96.8%)
-------------------------------------------------------------------
ARGENTINA (0.2%)
   YPF SA ADR                                  15,000     $    553
                                                        -----------

BELGIUM (0.7%)
   Credit Communal Holdings/Dexia              15,500        1,574
                                                        -----------

BRAZIL (2.1%)
   Telecomunicacoes Brasileiras
    SA ADR                                     33,341        4,293
   Usiminas-Usinas Siderurgicas
    de Minas Gerais SA ADR                     90,000          934
                                                        -----------
                                                             5,227
                                                        -----------
CHILE (0.2%)
   Compania de Telecomunicaciones
    de Chile SA ADR                            13,600          440
                                                        -----------

DENMARK (0.7%)
   Den Danske Bank A/S                         16,000        1,744
                                                        -----------

Finland
   Rauma Oy                                       250            5
                                                        -----------

FRANCE (8.4%)
   Accor SA                                     3,000          554
   Compagnie de Saint-Gobain SA                 9,282        1,432
   Compagnie des Gaz de Petrole
    Primagaz SA                                 6,600          546
-  Compagnie des Gaz de Petrole
    Primagaz Warrants Exp. 6/30/98                600            9
   Compagnie Generale des Eaux SA              24,936        2,934
-  Compagnie Generale des Eaux SA
    Warrants Exp. 5/2/01                       18,200           10
   Compagnie Generale des
    Establissements Michelin SCA
    B Shares                                   32,355        1,838
   Elf Aquitaine SA                            50,000        6,675
-  SGS-THOMSON Microelectronics
    NV NY Shares                               28,150        2,642
   Synthelabo SA                               10,260        1,214
   Total SA B Shares                           18,000        2,060
   Valeo SA                                    12,126          796
                                                        -----------
                                                            20,710
                                                        -----------
GERMANY (6.8%)
   Adidas AG                                    8,500        1,106
   Bayer AG                                    84,000        3,346
   Buderus AG                                     520          265
   Hoechst AG                                  40,000        1,775
   Linde AG                                     1,900        1,325
   Mannesmann AG                                5,000        2,384
   SGL Carbon AG                                2,000          294
   Siemens AG                                  20,000        1,352
   Veba AG                                     85,000        4,969
                                                        -----------
                                                            16,816
                                                        -----------
HONG KONG (6.8%)
   Cheung Kong Holdings Ltd.                  242,000        2,721
   China Resources Enterprise Ltd.            273,000        1,143
   Citic Pacific Ltd.                         298,000        1,690
   HSBC Holdings PLC                           75,800        2,537
   Hong Kong Electric Holdings Ltd.           223,000          830
   Hutchison Whampoa Ltd.                     305,000        3,005
   New World Development Co., Ltd.            167,000        1,010
   Sun Hung Kai Properties Ltd.               158,000        1,858
   Swire Pacific Ltd. A Shares                143,000        1,095
   Wharf Holdings Ltd.                        243,000          895
                                                        -----------
                                                            16,784
                                                        -----------
INDONESIA (0.5%)
   PT Bank Internasional Indonesia
    (Foreign)                                 391,000          114
   PT Gudang Garam (Foreign)                   96,000          279
   PT Indofood Sukses Makmur
    (Foreign)                                 252,000          306
   PT Telekomunikasi Indonesia ADR             22,000          492
                                                        -----------
                                                             1,191
                                                        -----------
ITALY (1.7%)
   Telecom Italia Mobile SPA                  509,000        2,020
   Telecom Italia SPA                         308,000        2,058
                                                        -----------
                                                             4,078
                                                        -----------
JAPAN (28.1%)
   Bridgestone Corp.                          156,000        3,747
   DDI Corp.                                      250        1,255
   Dai-Nippon Printing Co., Ltd.               96,000        2,052
   Dowa Fire & Marine
    Insurance Co.                             500,000        1,988
   East Japan Railway Co.                         400        1,875
   Fuji Photo Film Co., Ltd.                  166,000        6,847
   Hirose Electric Co., Ltd.                   10,500          773
   Ito-Yokado Co., Ltd.                        63,000        3,413
   Keyence Corp.                                6,600          924
   Kuraray Co., Ltd.                           62,000          544
   Kyocera Corp.                               11,000          719
   Mabuchi Motor Co.                           24,000        1,362
   Matsushita Electric Industrial
    Co., Ltd.                                 240,000        4,334
   Mitsui & Co., Ltd.                         263,000        2,067
   Murata Manufacturing Co., Ltd.             101,000        4,367
   Nippon Steel Corp.                         811,000        1,787
   Nippon Television Network                    3,500        1,258
   Nissei Sangyo Co.                           42,000          379
   Omron Corp.                                110,000        2,305
   SMC Corp.                                   33,000        3,143
   Shin-Etsu Chemical Co., Ltd.                32,000          880
   Showa Shell Sekiyu K.K.                     55,000          383
   Skylark Co., Ltd.                           22,000          279
   Sumitomo Corp.                             183,000        1,364
   Sumitomo Electric Industries Ltd.           99,000        1,419
   Takeda Chemical Industries Ltd.            280,000        8,396
   Toho Co., Ltd.                               8,250        1,114
   Tokio Marine & Fire
    Insurance Co.                             263,000        3,159
   Tokyo Electron Ltd.                         17,599        1,074
   Tokyo Style Co.                             20,000          200
   Toppan Printing Co., Ltd.                  180,000        2,490
   Toyota Motor Corp.                          74,000        2,268
   Yasuda Fire & Marine
    Insurance Co.                             170,000        1,001
                                                        -----------
                                                            69,166
                                                        -----------

-------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
                                               SHARES        (000)
-------------------------------------------------------------------
KOREA (0.5%)
-  Daewoo Securities Co.                       13,000      $   196
   Korea Electric Power Corp.                  15,000          333
   L.G. Electronics Co.                        15,000          295
   Pohang Iron & Steel Co., Ltd.                2,540          201
   SK Telecom Co.                                 515          309
                                                        -----------
                                                             1,334
                                                        -----------
MALAYSIA (1.5%)
   Edaran Otomobil Nasional Bhd.               64,000          257
   Genting Bhd.                                88,500          276
   Malayan Banking Bhd.                       149,000          749
   RHB Capital Bhd.                           216,000          256
   Sime Darby Bhd.                            308,000          641
   Telekom Malaysia Bhd.                      136,500          415
   Tenaga Nasional Bhd.                       233,000          629
   United Engineers Malaysia Bhd.             125,000          401
                                                        -----------
                                                             3,624
                                                        -----------
MEXICO (0.7%)
   Cementos de Mexico SA de
    CV ADR                                    150,000        1,511
   Cifra SA de CV ADR                          39,175           89
                                                        -----------
                                                             1,600
                                                        -----------
NETHERLANDS (10.9%)
   Baan Co. NV                                 15,000        1,082
   Delft Instruments NV                        12,231          243
   Elsevier NV                                 45,870          666
   Getronics NV                                81,643        2,557
   Hagemeyer NV                                14,800          755
   Heineken NV                                 10,500        1,843
   ING Groep NV                               216,351        9,940
   Oce-Van Der Grinten NV                      16,076        2,036
   Philips Electronics NV                      78,000        6,603
   Verenigde Nederlandse
    Uitgeversbedrijven Verenigd
    Bezit NV                                   41,000          952
                                                        -----------
                                                            26,677
                                                        -----------
PHILIPPINES (0.8%)
   Ayala Land, Inc. Class B                 1,839,843          897
   Meralco Class B                            118,300          410
   Philippine Long Distance
    Telephone Co.                              24,000          650
                                                        -----------
                                                             1,957
                                                        -----------
SINGAPORE (2.0%)
   City Developments Ltd.                      56,000          362
   DBS Land Ltd.                              162,000          394
   Development Bank of
    Singapore Ltd. (Foreign)                   69,000          704
   Keppel Corp., Ltd.                          76,250          304
   Oversea-Chinese Banking
    Corp., Ltd. (Foreign)                      53,760          372
   Singapore Airlines Ltd. (Foreign)           95,000          702
   Singapore Press Holdings Ltd.
    (Foreign)                                  63,600          935
   United Overseas Bank Ltd.
    (Foreign)                                 107,000          790
   Wing Tai Holdings Ltd.                     173,000          357
                                                        -----------
                                                             4,920
                                                        -----------
SWEDEN (2.2%)
   Electrolux AB B Shares                      14,000        1,095
-  Granges AB                                   7,000          127
   LM Ericsson Telephone AB
    B Shares                                   37,000        1,779
   Svenska Handelsbanken AB
    A Shares                                   70,000        2,428
                                                        -----------
                                                             5,429
                                                        -----------
SWITZERLAND (12.6%)
   ABB AG (Bearer)                              5,150        7,596
   Adecco SA (Bearer)                           4,950        1,994
   Alusuisse-Lonza Holding AG
    (Registered)                                1,000          981
   Novartis AG (Registered)                     6,900       10,595
   Roche Holdings AG
    (Dividend-Right Certificates)                 357        3,171
   Union Bank of Switzerland AG
    (Bearer)                                    2,800        3,276
   Zurich Insurance Co. (Registered)            7,800        3,400
                                                        -----------
                                                            31,013
                                                        -----------
THAILAND (0.3%)
   Land & House PLC (Foreign)                  98,881          133
   PTT Exploration & Production PLC
    (Foreign)                                  18,800          252
   Siam Cement PLC (Foreign)                    9,000          148
-  TelecomAsia PLC (Foreign)                   41,000           34
   Total Access Communication PLC
    (Local)                                    71,000          234
                                                        -----------
                                                               801
                                                        -----------
UNITED KINGDOM (9.1%)
   Asda Group PLC                             800,000        2,032
   British Airways PLC                         50,000          550
   British Land Co., PLC                       84,000          883
   British Petroleum Co., PLC                 301,846        4,561
   Cable and Wireless PLC                     226,000        1,928
   Daily Mail & General Trust
    Class A                                    30,000          889
   David S. Smith Holdings PLC                100,000          384
   EMI Group PLC                              180,000        1,771
   Enterprise Oil PLC                         102,000        1,112
   MFI Furniture Group PLC                    600,000        1,425
   Reckitt & Colman PLC                        63,000          970
   Rio Tinto PLC                               33,000          524
   Tesco PLC                                  330,000        2,495
   United News & Media PLC                     60,000          755
   Vodafone Group PLC                         124,000          665
   Zeneca Group PLC                            46,000        1,505
                                                        -----------
                                                            22,449
                                                        -----------
-------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $192,436)                                         238,092
-------------------------------------------------------------------
                                                   FACE
                                                 AMOUNT
                                                  (000)
-------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.5%)
-------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account
   6.05%, 10/1/97                              $  9,438      9,438
   6.11%, 10/1/97--Note F                        14,123     14,123
-------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $23,561)                                           23,561
-------------------------------------------------------------------
TOTAL INVESTMENTS (106.3%)
   (COST $215,997)                                         261,653
-------------------------------------------------------------------

--------------------------------------------------------------------
                                                             MARKET
                                                             VALUE*
INTERNATIONAL PORTFOLIO                                       (000)
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.3%)
--------------------------------------------------------------------
Other Assets--Note C                                         $  706
Security Lending Collateral
   Payable to Brokers--Note F                               (14,123)
Other Liabilities                                            (2,120)
                                                        ------------
                                                            (15,537)
--------------------------------------------------------------------
 NET ASSETS (100%)
--------------------------------------------------------------------
APPLICABLE TO 16,909,539 OUTSTANDING
   shares of beneficial interest
   (unlimited authorization--no par value)                 $246,116
====================================================================

 NET ASSET VALUE PER SHARE                                   $14.55
====================================================================

*See Note A in Notes to Financial Statements.

-Non-Income Producing Security.

ADR--American Depository Receipt.

--------------------------------------------------------------------
                                                AMOUNT          PER
                                                 (000)        SHARE
--------------------------------------------------------------------
AT SEPTEMBER 30, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------
 Paid in Capital                              $195,433       $11.56
 Undistributed Net
   Investment Income--Note D                     2,729          .16
 Accumulated Net
   Realized Gains--Note D                        2,305          .13
 Unrealized Appreciation
   (Depreciation)--Note E
   Investment Securities                        45,656         2.70
   Foreign Currencies and
       Forward Currency Contracts                   (7)          --
--------------------------------------------------------------------
NET ASSETS                                    $246,116       $14.55
====================================================================

REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholders and
Board of Trustees of
Vanguard Variable Insurance Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the Vanguard Variable Insurance Fund 1997 Annual Report present fairly, in all material respects, the financial position of Money Market Portfolio, High-Grade Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Equity Index Portfolio, Equity Income Portfolio, Growth Portfolio, Small Company Growth Portfolio and International Portfolio (separate portfolios of Vanguard Variable Insurance Fund, hereafter referred to as the "Fund") at September 30, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 31, 1997